As filed with the Securities and Exchange Commission on February 28, 2005

Registration No. 333-107705/811-4420

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 3	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940
Amendment No. 27	☒
(Check appropriate box or boxes)

WRL SERIES LIFE ACCOUNT

(Exact Name of Registrant)

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

(Name of Depositor)

570 Carillon Parkway

St. Petersburg, FL 33716

(Address of Depositor’s Principal Executive Offices) (Zip Code)

Depositor’s Telephone Number, including Area Code:

(727) 299-1800

Steven R. Shepard, Esq.

Senior Vice President, Assistant Secretary and General Counsel

Western Reserve Life Assurance Co. of Ohio

570 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

Mary Jane Wilson-Bilik, Esq.

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☐	on (date), pursuant to paragraph (b)

☒	60 days after filing pursuant to paragraph (a)(1)

☐	on (date), pursuant to paragraph (a)(1)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

INFORMATION REQUIRED IN A PROSPECTUS

PROSPECTUS

May 1, 2005

WRL XCELERATORSM

issued through

WRL Series Life Account

by

Western Reserve Life Assurance Co. of Ohio

570 Carillon Parkway

St. Petersburg, Florida 33716

1-800-851-9777

(727) 299-1800

AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This prospectus describes the WRL Xcelerator SM, a flexible premium variable life insurance policy (the “Policy”). You can allocate your Policy’s cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the WRL Series Life Account, which invests through its subaccounts in portfolios of the AEGON/Transamerica Series Trust – Initial Class (the “Series Fund”), the Access Variable Insurance Trust (the “AVIT”), and the Fidelity Variable Insurance Products Fund – Service Class 2 (“Fidelity VIP Fund”) (collectively, the “funds”).

The portfolios of the Series Fund available to you under the Policy are:

☐	AEGON Bond

☐	Asset Allocation – Conservative Portfolio

☐	Asset Allocation – Moderate Growth Portfolio

☐	Asset Allocation – Growth Portfolio

☐	Asset Allocation – Moderate Portfolio

☐	Capital Guardian Value

☐	Clarion Real Estate Securities

☐	Federated Growth & Income

☐	Great Companies – AmericaSM

☐	Great Companies – TechnologySM

☐	Janus Growth

☐	J.P. Morgan Enhanced Index

☐	J.P. Morgan Mid Cap Value

☐	Marsico Growth

☐	Mercury Large Cap Value

☐	MFS High Yield

☐	Munder Net50

☐	PIMCO Total Return

☐	Salomon All Cap

☐	Templeton Great Companies Global

☐	Third Avenue Value

☐	Transamerica Balanced

☐	Transamerica Convertible Securities

☐	Transamerica Equity

☐	Transamerica Growth Opportunities

☐	Transamerica Money Market

☐	Transamerica Small/Mid Cap Value

☐	Transamerica U.S. Government Securities

☐	Transamerica Value Balanced

☐	T. Rowe Price Equity Income

☐	T. Rowe Price Small Cap

☐	Van Kampen Emerging Growth

The portfolios of the AVIT available to you under the Policy are:

☐	Access U.S. Government Money Market Portfolio*

☐	Potomac OTC Plus Portfolio*

☐	Potomac Dow 30 Plus Portfolio*

☐	Wells S&P REIT Index Portfolio*

*	Effective May 1, 2005 this portfolio is no longer available for sale to new investors.

The portfolio of the Fidelity VIP Fund available to you under the Policy is:

☐	Fidelity VIP Index 500 Portfolio

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase the Policy or to take withdrawals from another Policy you own to make premium payments under the Policy.

Prospectuses for the portfolios of the funds must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in the Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Policy is not available in the State of New York.

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Policy Benefits/Risks Summary	WRL Xcelerator SM

This summary describes the Policy’s important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

•	The WRL Xcelerator SM is an individual flexible premium variable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

•	The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing the Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle. There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge that applies during the first 8 Policy years and for 8 years from the date of any increase in specified amount.

•	Policy Variations. Three variations of the Policy are available:

•	WRL Xcelerator Policy (the Base Policy) – the basic version of the Policy that is available to individuals;

•	WRL Xcelerator Focus Policy (the Focus Policy) – the monthly per unit charges are lower, but investment options are restricted and the minimum no lapse period is shorter, than under the Base Policy. This Policy is available to individuals;

•	WRL Xcelerator Exec Policy (the Exec Policy) – only available for group or sponsored arrangements; different minimum specified amount, issue ages, banding, and rates for certain charges, than under the Base and Focus Policies; no surrender or withdrawal charges; no minimum no lapse period; more withdrawals permitted per Policy year.

•	Fixed Account. You may place money in the fixed account where it earns at least 2% annual interest. We may declare higher rates of interest, but are not obligated to do so. The fixed account is part of our general account.

•	Separate Account. You may direct the money in your Policy to any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. Money you place in a subaccount is subject to investment risk and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

•	Supplemental Benefits (Riders). Supplemental riders, such as the Inflation Fighter Rider, are available under the Policy. Depending upon the rider(s) you add, we deduct charges for certain of these riders from the Policy’s cash value as part of the monthly deduction. These riders may not be available in all states or with the Exec Policy.

Flexible Premiums

•	You select a premium payment plan but the plan is flexible – you are not required to pay premiums according to the plan. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits. Premium payments must be at least $50.

•	You increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium. Under certain circumstances, extra premiums may be required to prevent lapse.

•	Once we deliver your Policy, the free-look period begins. You may return the Policy during this period and receive a refund. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your initial net premium(s) to the accounts you indicated on your application, or we will place your initial net premium(s) in the reallocation account until the reallocation date as shown on your Policy schedule page.

Variable Death Benefit

•

If the insured dies while the Policy is in force, we will pay a death benefit to the beneficiary(ies), subject to applicable law and the forms of the Policy. The amount of the death benefit depends on the specified amount of insurance you select, the death benefit option you choose, and any additional insurance provided by riders you purchase.

•	Choice Among Death Benefit Options. You must choose one of three death benefit options. Death benefit Option C is not available with the Exec Policy. We offer the following:

•	Option A is the greatest of:

•	the current specified amount, or

•	the minimum death benefit under the guideline premium or cash value accumulation life insurance compliance test, whichever has been selected; or

•	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

•	Option B is the greatest of:

•	the current specified amount, plus the Policy’s cash value on the date of the insured’s death, or

•	the minimum death benefit under the guideline premium or cash value accumulation life insurance compliance test, whichever has been selected; or

•	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

•	Option C is the greatest of:

•	the amount payable under Option A, or

•	the current specified amount, multiplied by an age-based “factor,” plus the Policy’s cash value on the date of the insured’s death, or

•	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

We will reduce the death benefit proceeds by any outstanding loan amount, including accrued interest, and any due and unpaid charges.

The Policy allows you to choose between two federal income tax compliance tests for life insurance policies: the guideline premium test and the cash value accumulation test. You can use either tax compliance test with any one of the three death benefit options. Your election may affect the amount of the death benefit and the monthly deduction. You may not change tests.

There are two main differences between the two tests. First, the guideline premium test limits the amount of premium payments you may make to your Policy. There are no test limits on the amount of premium payments under the cash value accumulation tax test, although we may apply our own limits. Second, the factors that determine the minimum death benefit under the guideline premium test are different from those under the cash value accumulation test. You should consult your tax advisor when choosing the tax test.

We offer three (3) bands of specified amount coverage under the Base and Focus Policies, and four (4) bands under the Exec Policy. Under the Base and the Focus Policy, each band has its own cost of insurance rates and monthly per unit charge rates. In general, the greater the specified amount band of your Policy, the lower the cost of insurance rates. For the Focus Policy, only the monthly per unit charge varies by band of specified amount.

•	Under current tax law, the death benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

•	Change in Death Benefit Option and Specified Amount. You may increase the specified amount once a year on any Monthiversary, and you may decrease the specified amount once a year after the third Policy year. However, after the third Policy year and once each Policy year thereafter, you may make one of the following changes: change the death benefit option or change the specified amount. Until the later of the end of the surrender charge period or attained age 65, we may limit the amount of any decrease to no more than 20% of the current specified amount. The new specified amount cannot be less than the minimum specified amount as shown in your Policy. You may increase the specified amount on any Monthiversary prior to the insured’s 86th birthday. You may change the death benefit option on any Monthiversary before the insured reaches attained age 95.

No Lapse Period Guarantee

•

We guarantee that your Base or Focus Policy will not lapse until the no lapse date shown on your Policy schedule page, so long as on any Monthiversary you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount, minus any accrued loan interest, and minus any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month since the Policy date up to and including the current month. If you take a cash withdrawal or a loan, if you increase or decrease your specified amount, if you change the death benefit option, or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse guarantee in effect.

Cash Value

•	Cash value is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions, the surrender charge and/or any outstanding loan amount(s) and accrued loan interest.

•	The Policy will not lapse during the no lapse period so long as you have paid sufficient premiums.

Transfers

•	You can transfer cash value among the subaccounts and the fixed account. You currently may make transfers in writing, by telephone, by fax or electronically through our website.

•	We may charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

•	Dollar cost averaging and asset rebalancing programs are available.

•	Unless you select dollar cost averaging from the fixed account, the Policy allows transfers from the fixed account only during the 30 days following each Policy anniversary. During this period, the Policy allows transfer of the greater of up to 25% the amount in the fixed account, or the amount transferred in the previous Policy year. Currently, we allow you to transfer at any one time during a Policy year up to 100% of the fixed account value from the fixed account. If we modify or stop this current practice, we will notify you.

•	Unless otherwise required by state law, we may restrict transfers into the fixed account if the fixed account value, excluding amounts in the loan reserve, after the transfer has been made would exceed $250,000.

•	Transfers resulting from loans or the exercise of conversion rights, or due to reallocation of cash value immediately after the reallocation date are currently not treated as transfers for the purpose of the transfer charge.

•	Transfers via the Internet are not treated as transfers for the purpose of the transfer charge.

•	We may impose restrictions on, or even eliminate, the transfer privilege. For a discussion of our policy with regard to market timing and the costs and risks to you that can result from programmed, large, frequent, or short-term transfers, see our Statement of Policy on Disruptive Trading and Market Timing on page 39.

•	You may not use any form of expedited transfer if you make transfers between any AVIT subaccount and any Series Fund or Fidelity VIP Fund subaccount. These transfers will be processed only if you send us a written request through standard United States Postal Service First Class mail delivery, with an original signature authorizing each transfer.

Loans

•	After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy up to 90% of the net surrender value. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. The minimum loan amount is generally $500.

•	Prior to the 11th Policy year, we currently charge 2.75% interest annually, payable in arrears, on any outstanding loan amount. This charge is guaranteed not to exceed 3.00%. Interest not paid when due is added to the amount of the loan to be repaid.

•	To secure the loan, we transfer an amount equal to your loan from your cash value to a loan reserve account. The loan reserve account is part of the fixed account. We will credit 2.00% interest annually on amounts in the loan reserve account.

•	After the 10th Policy year, we will apply a preferred loan charge rate on an amount equal to the cash value minus total premiums paid (reduced by any cash withdrawals), minus any outstanding loan amount and minus any accrued loan interest. We currently charge 2.00% interest on preferred loans. This charge is guaranteed not to exceed 2.25%. After attained age 100, all loans, new and existing, are considered preferred loans.

•	Federal income taxes and a penalty tax may apply to loans you take against the Policy. The federal tax consequence of loans with preferred rates is uncertain and there may be adverse tax consequences.

Cash Withdrawals and Surrenders

•	You may take one withdrawal of cash value per Policy year after the first Policy year. The amount of the withdrawal may be limited to:

•	at least $500; and

•	no more than 10% of the net surrender value.

•	after the 5th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value less $500.

•	Under the Base Policy and the Focus Policy we will deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the withdrawal, and we will pay you the balance. In the Exec Policy, you may take up to 12 withdrawals per Policy year without charge.

•	A cash withdrawal will reduce the cash value by at least the amount of the withdrawal. If the death benefit on your Policy is Option A, or if your death benefit is Option C and the insured’s attained age is 71 or older, then we will reduce the specified amount by the amount of cash withdrawal. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

•	You may fully surrender the Policy at any time before the insured’s death. Life insurance coverage will end. You will receive the net surrender value. The surrender charge will apply to the Base or Focus Policy during the first 8 Policy years and during the first 8 years after each increase in specified amount. The surrender charge may be significant. You may receive little or no net surrender value if you surrender your Policy in the early Policy years. There are no surrender charges on the Exec Policy.

•	If you have the Inflation Fighter Rider, any withdrawal or requested decrease in specified amount of the Policy will cause the rider to terminate and annual scheduled specified amount increases to stop.

•	A cash withdrawal will reduce the cash value, so it will increase the risk that the Policy will lapse. A cash withdrawal may also increase the risk that the no lapse period guarantee will not remain in effect.

•	Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.

Tax Benefits

We intend the Policy to satisfy the definition of life insurance under the Internal Revenue Code so that the death benefit generally should be excludible from the taxable income of the beneficiary. In addition, you should not be deemed to be in receipt of any taxable gains on cash value until you take a withdrawal and if your Policy is a Modified Endowment Contract (“MEC”), Policy loan, or assign, pledge, or surrender the Policy. Moreover, transfers between the subaccounts are not taxable transactions.

Policy Risks

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Investment Risks

If you invest your Policy’s cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. In addition, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value. During times of poor investment performance, this deduction will have an even greater impact on your cash value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, then we credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2%.

Risk of Lapse

If your Policy fails to meet certain conditions, we will notify you that the Policy has entered a 61-day grace period and will lapse without value unless you make a sufficient payment during the grace period.

Your Base or Focus Policy contains a no lapse period. Your Base or Focus Policy will not lapse before the no lapse date stated in your Policy, as long as you pay sufficient minimum guarantee premiums. The no lapse period guarantee will not be effective if you do not pay sufficient monthly guarantee premiums.

If you take a cash withdrawal or Policy loan, if you increase or decrease the specified amount, if you change your death benefit option, or if you add, increase or decrease a rider, we will adjust the minimum monthly guarantee premium accordingly and notify you of the new amount. This also applies to specified amount increases generated by the Inflation Fighter Rider. If the new amount is higher than it was before and you do not make any necessary higher premium payments, you will increase the risk of losing the no lapse period guarantee. We deduct the total amount of your withdrawals, any outstanding loan amount, including accrued loan interest, and any decrease charge from your premiums paid when we determine whether your premium payments are high enough to keep the no lapse guarantee in effect.

You will lessen the risk of lapse of your Base or Focus Policy if you keep the no lapse guarantee in effect. Before you take a cash withdrawal, loan, increase or decrease the specified amount, change your death benefit option, or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse period guarantee.

After the no lapse period under a Base or Focus Policy has expired, or at any time for an Exec Policy, your Policy may lapse if loans, cash withdrawals, the monthly deductions, and insufficient investment returns reduce the net surrender value to zero. The Policy will enter a grace period if on any Monthiversary the net surrender value (that is, the cash value minus the surrender charge, and minus any outstanding loan amount and accrued loan interest) is not enough to pay the monthly deduction due.

A Policy lapse may have adverse tax consequences.

You may reinstate the Policy within five years after it has lapsed, if the insured meets the insurability requirements and you pay the amount we require.

Tax Risks (Income Tax and MEC)

We expect that the Policy will generally be deemed a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders, assignments, pledges and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of cash withdrawals, surrenders, assignments, pledges and loans taken before you reach age 59 ½. If a Policy is not treated as a MEC, partial surrenders and withdrawals will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. Also, if your Policy is not a MEC, loans, assignments and pledges are not taxable when made. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Loan Risks

A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan reserve as collateral. We then credit a fixed interest rate of 2.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rates credited to the fixed account, the effect could be favorable or unfavorable.

We also currently charge interest on Policy loans at a rate of 2.75%, payable in arrears. This charge will not exceed 3.0%. Interest is added to the amount of the loan to be repaid.

The Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse. The aim of this strategy is to continue borrowing from the Policy until its cash value is just enough to pay off the Policy loans that have been taken out. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a MEC or becomes a MEC after the periodic borrowing begins. Second, this strategy has not been ruled on by the Internal Revenue Service or the courts and it may be subject to challenge by the IRS, since it is possible that loans under the Policy will be treated as taxable distributions.

A Policy loan could make it more likely that a Policy would lapse. A Policy loan will increase the risk that the no lapse period guarantee will not remain in effect. There is also a risk that if the loan, insurance charges and unfavorable investment experience reduce your net surrender value and the no lapse period guarantee is no longer in effect, then the Policy will lapse. Assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse occurs. Anyone considering using the Policy as a source of tax-free income by taking out Policy loans should consult a qualified tax advisor about the tax risks inherent in such a strategy before purchasing the Policy.

If the Policy lapses or is surrendered while a loan is outstanding, you will realize taxable income equal to the lesser of the gain in the Policy or the sum of the excess of the loan balance (including accrued interest) and any cash received on surrender over your basis in the Policy. If the Policy is a MEC or becomes a MEC within two years of taking a loan, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.

If the Policy lapses or terminates due to volatility in the investment performance of the underlying portfolios or another reason, you may incur tax consequences at an unexpected time.

You should consult with your own qualified tax advisor to apply the law to your particular circumstances.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any of the portfolios will achieve its stated investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth below. These charges may not be representative of the charges you will pay.

The first table describes the fees and expenses that you will pay when buying the Base or Focus Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees for the

WRL Xcelerator and WRL Xcelerator Focus Policy

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Charge	Current Charge
Premium Expense Charge	Upon payment of each premium	3% of premium payments	0% of premium payments in first year, 3% thereafter

Transaction Fees for the

WRL Xcelerator and WRL Xcelerator Focus Policy

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Charge	Current Charge
Cash Withdrawal Charge[1]	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25
Surrender Charge[2]	Upon full surrender of the Policy during the first 8 Policy years or during the first 8 years from the date of any increase in the specified amount (whether requested or an increase generated by the Inflation Fighter Rider)
• Minimum Charge[3]		$13.82 per $1,000 of specified amount during the first Policy year	$13.82 per $1,000 of specified amount during the first Policy year
• Maximum Charge[4]		$74.10 per $1,000 of specified amount during the first Policy year	$74.10 per $1,000 of specified amount during the first Policy year
• Initial charge for a male insured, issue age 33, in the preferred-elite non-tobacco use class		$23.99 per $1,000 of specified amount during the first Policy year	$23.99 per $1,000 of specified amount during the first Policy year

Transfer Charge[5]	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year

[1]	When we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we will assess the following additional charges: $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service.

[2]	The surrender charge will vary based on the issue age, gender and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount. Each increase in specified amount will have its own 8 year surrender charge period starting on the date of the increase and surrender charges that are based upon the insured’s age, gender and underwriting class at the time of the increase. The surrender charge for each increase in specified amount (“layer”) is calculated as the surrender charge per $1,000 of specified amount in that layer multiplied by the number of thousands of dollars of specified amount in the layer, multiplied by the surrender charge factor. The surrender charge factor for the Policy and each layer will be 1.00 at issue and will decrease until it reaches zero at the end of the 8th Policy year after the Policy date (or date of any specified amount increase). The surrender charge shown in the table is rounded up. The charges shown in the table may not be representative of the charges you will pay. More detailed information about the surrender charges applicable to you is available from your registered representative.

[3]	This minimum surrender charge is based on an insured with the following characteristics: female, issue age 4, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.

[4]	This maximum surrender charge is based on an insured with the following characteristics: male, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.

[5]	The first 12 transfers per Policy year are free.

Transaction Fees for the

WRL Xcelerator and WRL Xcelerator Focus Policy

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Charge	Current Charge
Decrease Charge	Deducted when specified amount is decreased during the first 8 Policy years or during the 8 Policy years following any increase in specified amount	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the layer of the specified amount that is decreased	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the layer of the specified amount that is decreased

Living Benefit Rider (an Accelerated Death Benefit)	When rider is exercised	Discount Factor[6]	Discount Factor[6]

The table below describes the fees and expenses that you will pay periodically during the time that you own the Base or Focus Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses for the

WRL Xcelerator and WRL Xcelerator Focus Policy

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Charge	Current Charge
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$15.00 per month	$8.00 per month

Cost of Insurance[7] (without Extra Ratings)[8]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
• Minimum Charge		$0.06 per $1,000 of net amount at risk per month[9,10]	$0.01 per $1,000 of net amount at risk per month[10,11]

[6]	We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit.

[7]	Cost of insurance charges are based on the insured’s issue age, gender, underwriting class, specified amount, Policy duration, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount. For example, band 2 (specified amounts $500,000 - $999,999) generally has lower cost of insurance rates than those of band 1 (specified amounts less than $500,000). The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

[8]	We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates of up to $83.33 monthly per $1,000 of net amount at risk.

[9]	This minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class, Band 3 and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

[10]	The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.

Periodic Charges Other Than Portfolio Operating Expenses for the

WRL Xcelerator and WRL Xcelerator Focus Policy

	When Charge is Deducted	Amount Deducted
Charge		Guaranteed Charge	Current Charge
Cost of Insurance (continued)

• Maximum Charge[12]		$83.33 per $1,000 of net amount at risk per month[10]	$46.21 per $1,000 of net amount at risk per month[10]

• Initial Charge for a male insured, issue age 33, in the preferred elite non-tobacco use class, band 1		$0.02 per $1,000 of net amount at risk per month[10]	$0.02 per $1,000 of net amount at risk per month[10]

Monthly Per Unit Charge[13]	Monthly, for up to 20 years on and after the Policy date, and on any increase in specified amount (whether requested or generated by the Inflation Fighter Rider)
• Minimum Charge[14]		$0.12 per $1,000 of specified amount per month	$0.12 per $1,000 of specified amount per month[16]
• Maximum Charge[15]		$2.32 per $1,000 of specified amount per month	$2.32 per $1,000 of specified amount per month[15]
• Initial Charge for an insured, issue age 33, band 1		$0.23 per $1,000 of specified amount per month	$0.23 per $1,000 of specified amount per month[16]

Mortality and Expense Risk Charge	Daily	Annual rate of 0.75% for Policy years 1 – 15, and 0.30% for Policy years 16+, of daily net assets of each subaccount in which you are invested	Annual rate of 0.75% for Policy years 1 - 15, and 0.00% for Policy years 16+, of daily net assets of each subaccount in which you are invested

[11]	This minimum charge is based on an insured with the following characteristics: female, age 26 at issue, preferred elite non-tobacco class, with an initial face amount of $1,000,000 or higher (Band 3) and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

[12]	This maximum charge is based on an insured with the following characteristics: male, age 25 at issue, standard tobacco class, with an initial face amount of less than $500,000 (Band 1) and in the 75th Policy year. This maximum charge may also apply to insureds with other characteristics.

[13]	We deduct the monthly per unit charge on each Monthiversary as part of the monthly deduction for a maximum of 20 years from the Policy date based on the insured’s age and specified amount band on the Policy date. We also assess a new monthly per unit charge for 20 years following any increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider) that are based on the insured’s attained age and specified amount band for a total specified amount on the date of the increase. Currently, we plan to deduct this charge for the first 8 Policy years and during the first 8 Policy years from the date of any increase in specified amount. If you purchase the WRL Xcelerator Focus Policy, the monthly per unit charges may be lower. We will notify you if we extend the period during which we will assess the monthly per unit charge. We also deduct this charge for any Primary Insured Rider Plus or Other Insured Rider attached to the Policy, at a lower rate than applies to the Policy.

[14]	This minimum charge is based on an insured with the following characteristics: female, age 5 at issue, juvenile class, with an initial specified amount of $1,000,000 or higher (Band 3) and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

[15]	This maximum charge is based on an insured with the following characteristics: male, age 85 at issue, with an initial specified amount less than $500,000 (Band 1) and in the first Policy year. This maximum charge may also apply to insureds with other characteristics.

[16]	Currently, we plan to deduct this charge for the first 8 Policy years and during the first 8 Policy years from the date of any increase in specified amount.

Periodic Charges Other Than Portfolio Operating Expenses for the

WRL Xcelerator and WRL Xcelerator Focus Policy

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Charge	Current Charge
Loan Interest Spread[17]	On Policy anniversary or earlier, as applicable[18]	1.0% (effective annual rate)	0.75% (effective annual rate)

Optional Rider Charges:[19]

Accidental Death Benefit Rider	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 70
• Minimum Charge[20]		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
• Maximum Charge[21]		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month
• Initial charge for a male insured, issue age 33		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month

Disability Waiver of Monthly Deductions Rider[22]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
• Minimum Charge[23] • Maximum Charge[24]		$0.03 per $1,000 of the Policy’s net amount at risk per month[10] $0.39 per $1,000 of the Policy’s net amount at risk per month[10]	$0.03 per $1,000 of the Policy’s net amount at risk per month[10] $0.39 per $1,000 of the Policy’s net amount at risk per month[10]

[17]	The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates on a portion of the loan that are lower. After attained age 100 all loans will be considered preferred loans. The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.

[18]	While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

[19]	Optional Rider Cost of insurance charges are based on each insured’s issue age, gender, underwriting class, Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

[20]	This minimum charge is based on an insured with the following characteristics: male, age 45 at issue and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

[21]	This maximum charge is based on an insured with the following characteristics: male, age 50 at issue and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.

[22]	Disability Waiver of Monthly Deductions charges are based on the insured’s issue age, gender and net amount at risk. The charges shown are for the Policy only (no riders and benefits). The addition of other riders and benefits would increase these charges. This charge does not vary once it is added to the Policy. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

[23]	This minimum charge is based on an insured with the following characteristics: male, age 25 at issue. This minimum charge may also apply to insureds with other characteristics.

[24]	This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses for the

WRL Xcelerator and WRL Xcelerator Focus Policy

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Charge	Current Charge
Disability Waiver of Monthly Deductions Rider (continued)

• Initial charge for a male insured, issue age 33		$0.05 per $1,000 of base Policy net amount at risk per month[10]	$0.05 per $1,000 of base Policy net amount at risk per month[10]

Disability Waiver of Premium Rider[25]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
• Minimum Charge[26]		$0.27 per $10 monthly rider units	$0.27 per $10 monthly rider units
• Maximum Charge[27]		$1.61 per $10 monthly rider units	$1.61 per $10 monthly rider units
• Initial charge for a male insured, issue age 33		$0.43 per $10 monthly rider units	$0.43 per $10 monthly rider units

Children’s Insurance Rider[28]	Monthly, on the Policy date and on each Monthiversary until the youngest child reaches age 25	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month

Other Insured Rider[29] (without Extra Ratings)[8] Cost of Insurance	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
• Minimum Charge[30]		$0.06 per $1,000 of rider face amount per month[9]	$0.01 per $1,000 of rider face amount per month
• Maximum Charge[31]		$83.33 per $1,000 of rider face amount per month	$42.68 per $1,000 of rider face amount per month

[25]	The charge for this rider is based on the base insured’s issue age, gender and number of monthly rider units.

[26]	This minimum charge is based on an insured with the following characteristics: male, age 15 at issue. This minimum charge may also apply to insureds with other characteristics.

[27]	This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

[28]	The charge for this rider is based on the rider face amount and does not vary.

[29]	Rider cost of insurance charges and monthly per unit charges are based on each insured’s issue age, gender, underwriting class, Policy year, and the rider face amount. Cost of insurance rates and monthly per unit charges generally will increase each year with the age of the insured. The cost of insurance rates and monthly per unit charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these riders by contacting your registered representative.

[30]	This minimum charge is based on an insured with the following characteristics: female, issue age 26, preferred elite non-tobacco class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

[31]	This maximum charge is based on an insured with the following characteristics: male, age 25 at issue standard tobacco underwriting class and in the 75th Policy year. This maximum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses for the

WRL Xcelerator and WRL Xcelerator Focus Policy

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Charge	Current Charge
Other Insured Rider (continued)

• Initial charge for a female insured, issue age 28, in the preferred elite non-tobacco use class		$0.10 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month

Monthly Per Unit Charge

• Minimum Charge[32]		$0.03 per $1,000 of rider face amount[33]	$0.03 per $1,000 of rider face amount [34]

• Maximum Charge[35]		$0.57 per $1,000 of rider face amount[33]	$0.57 per $1,000 of rider face amount [34]

• Initial charge for a female insured, issue age 28		$0.04 per $1,000 of rider face amount [33]	$0.04 per $1,000 of rider face amount [34]

Primary Insured Rider Plus[29] (without Extra Ratings)[8] Cost of Insurance	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
• Minimum Charge		$0.06 per $1,000 of rider face amount per month[9]	$0.01 per $1,000 of rider face amount per month[30]
• Maximum Charge[29]		$83.33 per $1,000 of rider face amount per month	$42.68 per $1,000 of rider face amount per month
• Initial charge for a male insured, issue age 33, in the preferred elite non-tobacco use class		$0.13 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month

[32]	This minimum charge is based on an insured with the following characteristics: issue age 0. This minimum charge may also apply to insureds with other characteristics.

[33]	We deduct the monthly per unit charge on each Monthiversary and guarantee that the duration of the charge will be no more than 20 Policy years from the issue date of the rider and upon any increase of face amount for the rider.

[34]	We currently deduct the monthly per unit charge on each Monthiversary during the first 8 Policy years from the issue date of the rider and upon any increase of face amount for the rider.

[35]	This maximum charge is based on an insured with the following characteristic: issue age 85.

[36]	Scheduled annual increases in specified amount generated by this rider will create a new layer of cost of insurance charges, monthly per unit charges and surrender charges under the Policy. Each new layer of cost of insurance charge and monthly per unit charge resulting from the scheduled annual increase in specified amount will be set based on the insured’s issue age and duration from issue.

Periodic Charges Other Than Portfolio Operating Expenses for the

WRL Xcelerator and WRL Xcelerator Focus Policy

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Charge	Current Charge
Primary Insured Rider Plus (continued) Monthly Per Unit Charge

• Minimum Charge[32]		$0.01 per $1,000 of rider face amount [33]	$0.01 per $1,000 of rider face amount [34]

• Maximum Charge[35]		$0.14 per $1,000 of rider face amount [33]	$0.14 per $1,000 of rider face amount [34]

• Initial charge for a male insured, issue age 33		$0.01 per $1,000 of rider face amount [33]	$0.01 per $1,000 of rider face amount [34]

Inflation Fighter Rider[36]	After rider generates annual increases to Policy specified amount	See listings in tables above for: Cost of insurance Monthly per unit charge Surrender charge	See listings in tables above for: Cost of insurance Monthly per unit charge Surrender charge

The table below describes the fees and expenses that you will pay when buying the Exec Policy, paying premiums, or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees for the

WRL Xcelerator Exec Policy

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Charge	Current Charge
Premium Expense Charge	Upon payment of each premium	3% of premium payments	0% of premium payments in first year, 3% thereafter

Transfer Charge[1]	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year

Living Benefit Rider (an Accelerated Death Benefit)	When rider is exercised	Discount Factor[2]	Discount Factor[2]

The table below describes the fees and expenses that you will pay periodically during the time you own the Exec Policy, not including portfolio fees and expenses.

[1]	The first 12 transfers per Policy year are free.

[2]	We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit.

Periodic Charges Other Than Portfolio Operating Expenses for the

WRL Xcelerator Exec Policy

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Charge	Current Charge
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$15.00 per month	$8.00 per month

Cost of Insurance[3] (without Extra Ratings)[4]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
• Minimum Charge		$0.08 per $1,000 of net amount at risk per month[5,6]	$0.01 per $1,000 of net amount at risk per month [6,7]
• Maximum Charge[8]		$83.33 per $1,000 of net amount at risk per month[5]	$83.33 per $1,000 of net amount at risk per month[6]
• Initial Charge for a male insured, issue age 45, in the standard non-smoker use class		$0.40 per $1,000 of net amount at risk per month[6]	$0.06 per $1,000 of net amount at risk per month[5]

Monthly Per Unit Charge[9]	Monthly, on and after the Policy date, and on any increase in specified amount until the insured reaches age 100
• Minimum Charge[10]		$0.10 per $1,000 of specified amount per month	$0.10 per $1,000 of specified amount per month
• Maximum Charge[11]		$6.34 per $1,000 of specified amount per month	$6.34 per $1,000 of specified amount per month

[3]	Cost of insurance charges are based on the insured’s issue age, gender, underwriting class, specified amount, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

[4]	We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates of up to $83.33 monthly per $1,000 of net amount at risk.

[5]	This minimum charge is based on an insured with the following characteristics: female, age 18 at issue, and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

[6]	The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.

[7]	This minimum charge is based on an insured with the following characteristics: female, age 27 at issue, select non-tobacco class, and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

[8]	This maximum charge is based on an insured with the following characteristics: male, age 25 at issue, standard tobacco class, and in the 73rd Policy year. This maximum charge may also apply to insureds with other characteristics.

[9]	Currently, we plan to deduct this charge for the first 8 Policy years and during the first 8 Policy years from the date of any increase in specified amount. We will notify you if we extend the period during which we will assess the monthly per unit charge. We guarantee this charge will not be assessed beyond the Policy anniversary when the insured attains age 100. We deduct the monthly per unit charge on each Monthiversary as part of the monthly deduction from the Policy date based on the insured’s age and specified amount band on the Policy date. We also assess a new monthly per unit charge for 8 years following any increase in specified amount that are based on the insured’s attained age and specified amount band for a total specified amount on the date of the increase.

[10]	This minimum charge is based on an insured with the following characteristics: male, age 18 at issue, standard non-smoker class, with an initial specified amount of $1,000,000 or higher (Band 4) and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

[11]	This maximum charge is based on an insured with the following characteristics: male, age 80 at issue, with an initial specified amount less than $250,000 (Band 1) and in the second Policy year. This maximum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses for the

WRL Xcelerator Exec Policy

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Charge	Current Charge
Monthly Per Unit Charge (continued)

Initial Charge for an insured, issue age 45, band 1		$0.22 per $1,000 of specified amount per month	$0.22 per $1,000 of specified amount per month

Mortality and Expense Risk Charge	Daily	Annual rate of 0.75% for Policy years 1 – 15, and 0.30% for Policy years 16+, of daily net assets of each subaccount in which you are invested	Annual rate of 0.75% for Policy years 1 - 15, and 0.00% for Policy years 16+, of daily net assets of each subaccount in which you are invested

Loan Interest Spread[12]	On Policy anniversary or earlier, as applicable[13]	1.0% (effective annual rate)	0.75% (effective annual rate)
Optional Rider Charges:[14]

Disability Waiver of Monthly Deductions Rider[15]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
• Minimum Charge[16]		$0.03 per $1,000 of the Policy’s net amount at risk per month[6]	$0.03 per $1,000 of the Policy’s net amount at risk per month[6]
• Maximum Charge[17]		$0.39 per $1,000 of the Policy’s net amount at risk per month[6]	$0.39 per $1,000 of the Policy’s net amount at risk per month[6]

[12]	The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates on a portion of the loan that are lower. After attained age 100 all loans will be considered preferred loans. The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.

[13]	While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

[14]	Optional Rider Cost of insurance charges are based on each insured’s issue age, gender, underwriting class, Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

[15]	Disability Waiver of Monthly Deductions charges are based on the insured’s issue age, gender and net amount at risk. The charges shown are for the Policy only (no riders and benefits). The addition of other riders and benefits would increase these charges. This charge does not vary once it is added to the Policy. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

[16]	This minimum charge is based on an insured with the following characteristics: male, age 25 at issue. This minimum charge may also apply to insureds with other characteristics.

[17]	This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses for the

WRL Xcelerator Exec Policy

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Charge	Current Charge
Disability Waiver of Monthly Deductions Rider (continued)

• Initial charge for a male insured, issue age 30		$0.08 per $1,000 of base Policy net amount at risk per month[6]	$0.08 per $1,000 of base Policy net amount at risk per month[6]

Disability Waiver of Premium Rider[18]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
• Minimum Charge[19]		$0.28 per $10 monthly rider units	$0.28 per $10 monthly rider units
• Maximum Charge[20]		$1.61 per $10 monthly rider units	$1.61 per $10 monthly rider units
• Initial charge for a male insured, issue age 45		$0.83 per $10 monthly rider units	$0.83 per $10 monthly rider units

For information concerning compensation paid for the sale of the Policy, see “Sale of the Policies.”

Range of Expenses for the Portfolios1, 2

The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2004. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.39%	1.09%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)[3]	0.39%	1.09%

[1]	The portfolio expenses used to prepare this table were provided to Western Reserve by the funds. Western Reserve has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2004. Current or future expenses may be greater or less than those shown.

[2]	The table showing the range of expenses for the portfolios takes into account the expenses of several Series Fund asset allocation portfolios that are “funds of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Series Fund portfolios and certain portfolios of the Transamerica IDEX Mutual Fund. Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Western Reserve took into account the combined actual expenses for each of the “funds of funds” and for the portfolios in which it invests, assuming a constant allocation by each “fund of funds” of its assets among the portfolios identical to its actual allocation at December 31, 2004.

[3]	The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 8 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2006.

[18]	The change for this rider is based on the base insured’s issue age, gender and number of monthly rider units.

[19]	This minimum charge is based on an insured with the following characteristics: male, age 18 at issue. This minimum charge may also apply to insureds with other characteristics.

[20]	This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

Western Reserve, the Separate Account, the Fixed Account and the Portfolios

Western Reserve

Western Reserve Life Assurance Co. of Ohio located at 570 Carillon Parkway, St. Petersburg, Florida 33716 is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.

The Separate Account

The separate account is a separate account of Western Reserve, established under Ohio law. We own the assets in the separate account and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount’s own investment experience and not the investment experience of our other assets. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Separate Account. As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

•	Remove, combine, or add subaccounts and make the combined or new subaccounts available for allocation of net premiums;

•	Combine the separate account or any subaccount(s) with one or more different separate account(s) or subaccount(s);

•	Close certain subaccounts to allocations of new net premiums by current or new Policyowners;

•	Transfer assets of the separate account or any subaccount, which we determine to be associated with the class of policies to which the Policy belongs, to another separate account or subaccount;

•	Operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;

•	Establish additional separate accounts or subaccounts to invest in new portfolios of the funds;

•	Manage the separate account at the direction of a committee;

•	Endorse the Policy, as permitted by law, to reflect changes to the separate account and subaccounts as may be required by applicable law;

•	Change the investment objective of a subaccount;

•	Substitute, add, or delete fund portfolios in which subaccounts currently invest net premiums, to include portfolios of newly designated funds;

•	Fund additional classes of variable life insurance policies through the separate account; and

•	Restrict or eliminate any voting privileges of owners or other persons who have voting privileges in connection with the operation of the separate account.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the laws.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

The Fixed Account

The fixed account is part of Western Reserve’s general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Western Reserve has sole discretion over the investment of the fixed account’s assets. Western Reserve bears the full investment risk for all amounts contributed to the fixed account. Western Reserve guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 2.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no formula for determining fixed account interest rates in excess of the guaranteed rate nor any duration for such rates.

Money you place in the fixed account will begin earning interest compounded daily at the current interest rate in effect at the time of your allocation. Unless otherwise required by state law, we may restrict your allocations and transfers to the fixed account if the fixed account value, excluding the loan reserve, following the allocation or transfer would exceed $250,000. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a current interest rate higher than the guaranteed rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the “guarantee period”) unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 2.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 2.0%.

We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a last in, first out basis (“LIFO”) for the purpose of crediting interest.

The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.

The Portfolios

The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any required approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio’s investment objective(s) and policies are summarized below. There is no assurance that any of the portfolios will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. If you elect the WRL Xcelerator Focus, you must invest in a limited number of specified portfolios during the first Policy year. See the description of the WRL Xcelerator Focus on page      for more details.

You can find more detailed information about the portfolios, including a description of risks, in the fund prospectuses. You may obtain a free copy of the fund prospectuses by contacting us at 1-800-851-9777 or visiting our website at www.westernreserve.com. You should read the fund prospectuses carefully.

Portfolio	Sub-Adviser or Adviser and Investment Objective
Munder Net50	Munder Capital Management Seeks long-term capital appreciation.

Van Kampen Emerging Growth	Van Kampen Asset Management Inc. Seeks capital appreciation.

T. Rowe Price Small Cap	T. Rowe Price Associates, Inc. Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

Third Avenue Value	Third Avenue Management LLC Seeks long-term capital appreciation.

Templeton Great Companies Global	Templeton Investment Counsel, LLC Great Companies, L.L.C. Seeks long-term growth of capital.

Great Companies – TechnologySM	Great Companies, L.L.C. Seeks long-term growth of capital.

Janus Growth	Janus Capital Management LLC Seeks growth of capital.

Marsico Growth	Banc of America Capital Management, LLC Seeks long-term growth of capital.

Great Companies – AmericaSM	Great Companies, L.L.C. Seeks long-term growth of capital.

Salomon All Cap	Salomon Brothers Asset Management Inc Seeks capital appreciation.

T. Rowe Price Equity Income

T. Rowe Price Associates, Inc.

Seeks to provide substantial dividend income, as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

Transamerica Value Balanced	Transamerica Investment Management, LLC Seeks preservation of capital and competitive investment returns.

Clarion Real Estate Securities

ING Clarion Real Estate Securities

Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

Portfolio	Sub-Adviser or Adviser and Investment Objective
Federated Growth & Income	Federated Equity Management Company of Pennsylvania Seeks total return by investing in securities that have defensive characteristics.

AEGON Bond	Banc One Investment Advisors Corp. Seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

Transamerica Money Market	Transamerica Investment Management, LLC Seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

Asset Allocation – Conservative Portfolio*	Transamerica Fund Advisors, Inc. Seeks current income and preservation of capital.

Portfolio Construction Consultant: Morningstar Associates, LLC

Asset Allocation – Moderate Portfolio*	Transamerica Fund Advisors, Inc. Seeks capital appreciation.

Portfolio Construction Consultant: Morningstar Associates, LLC

Asset Allocation – Moderate Growth Portfolio *	Transamerica Fund Advisors, Inc. Seeks capital appreciation.

Portfolio Construction Consultant: Morningstar Associates, LLC

Asset Allocation – Growth Portfolio*	Transamerica Fund Advisors, Inc. Seeks capital appreciation and current income.

Portfolio Construction Consultant: Morningstar Associates, LLC

Transamerica Convertible Securities	Transamerica Investment Management, LLC Seeks maximum total return through a combination of current income and capital appreciation.

PIMCO Total Return	Pacific Investment Management Company LLC Seeks maximum total return consistent with preservation of capital and prudent investment.

Transamerica Equity	Transamerica Investment Management, LLC Seeks to maximize long-term growth.

Transamerica Growth Opportunities	Transamerica Investment Management, LLC Seeks to maximize long-term growth.

Portfolio	Sub-Adviser or Adviser and Investment Objective
Transamerica U.S. Government Securities

Transamerica Investment Management, LLC

Seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

J.P. Morgan Enhanced Index

J.P. Morgan Investment Management Inc.

Seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Index.

Capital Guardian Value

Capital Guardian Trust Company

Seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADR’s) and other U.S. registered foreign securities).

MFS High Yield

MFS® Investment Management

Seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. Capital growth, if any, is a consideration incidental to the objective of high current income.

J.P. Morgan Mid Cap Value	J.P. Morgan Investment Management Inc. Seeks growth from capital appreciation.

Mercury Large Cap Value	Fund Asset Management L.P., d/b/a Mercury Advisors Seeks long-term capital growth to achieve superior long-term performance with below average volatility relative to the Russell 1000 Value Index.

Transamerica Balanced

Transamerica Investment Management, LLC

Seeks to achieve long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds, and cash or cash equivalents.

Transamerica Small/Mid Cap Value	Transamerica Investment Management, LLC Seeks to maximize total return.

Potomac Dow 30 Plus Portfolio**	Rafferty Asset Management, LLC Seeks daily investment results that correspond to 125% of the performance of the Dow Jones Industrial AverageSM.

Portfolio	Sub-Adviser or Adviser and Investment Objective
Potomac OTC Plus Portfolio**	Rafferty Asset Management, LLC Seeks to provide investment returns that correspond to 125% of the performance of the Nasdaq 100 Index™.

Access U.S. Government Money Market Portfolio **	Rafferty Asset Management, LLC Seeks to provide security of principal, current income and liquidity.

Wells S&P REIT Index Portfolio**	Wells Asset Management, Inc. Seeks to provide investment results corresponding to the performance of the S&P Real Estate Investment Trust Composite Index.

Fidelity VIP Index 500 Portfolio - Service Class 2 Shares

Fidelity Management & Research Company

Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500SM Index.

*	Each asset allocation portfolio invests in a combination of underlying Series Fund portfolios.

**	The AVIT portfolios allow market timing / frequent transfers. Market timing may increase portfolio expenses and have other adverse consequences for long-term investors. See “Disruptive Trading and Market Timing”. Some AVIT portfolios may use investment techniques not associated with most mutual fund portfolios. Investors in those AVIT portfolios will bear additional investment risks. See the AVIT fund prospectus for a description of the investment objectives and risks associated with investing in the AVIT portfolios.

Transamerica Fund Advisors, Inc. (formerly, AEGON/Transamerica Fund Advisers, Inc.) (“Transamerica Advisors”) located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), serves as investment adviser to the Series Fund and manages the Series Fund in accordance with policies and guidelines established by the Series Fund’s Board of Directors. For certain portfolios, Transamerica Advisors has engaged investment sub-advisers to provide portfolio management services. Transamerica Advisors and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Series Fund prospectuses for more information regarding Transamerica Advisors and the investment sub-advisers.

Morningstar Associates, LLC (“Morningstar”), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a “consultant” to Transamerica Advisors for investment model creation and maintenance to the Asset Allocation – Conservative Portfolio, Asset Allocation – Moderate Portfolio, Asset Allocation – Moderate Growth Portfolio and Asset Allocation – Growth Portfolio of the Series Fund. Morningstar will be paid an annual fee for its services. See the Series Fund prospectuses for more information regarding Morningstar.

Access Fund Management, LLC, located at 28050 US Highway 19 N, Suite 301, Clearwater, FL 33761, serves as the investment adviser to the AVIT fund and manages the AVIT fund in accordance with policies and guidelines established by the AVIT fund’s Board of Trustees. For certain portfolios, AVIT has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments. AVIT and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the AVIT fund prospectus for more information regarding Access and the investment sub-advisers.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity VIP Fund and manages the Fidelity VIP Fund in accordance with policies and guidelines established by the Fidelity VIP Fund’s Board of Trustees. For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments. FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Fidelity VIP Fund prospectus for more information regarding FMR and the investment sub-adviser.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide under the Policy:	• the death benefit, cash and loan benefits; • investment options, including premium allocations; • administration of elective options; and • the distribution of reports to owners.

Costs and expenses we incur:

•      costs associated with processing and underwriting applications;

•      expenses of issuing and administering the Policy (including any Policy riders);

•      overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

•      other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:

•      that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and

•      that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Expense Charge

Before we allocate the net premium payments you make, we will deduct the Premium Expense Charge.

The premium expense charge is equal to:

•      0% of all premium payments in the first year and 3.0% of all premiums you pay thereafter.

•      Some or all of the premium expense charges we deduct are used to pay the aggregate Policy costs and expenses we incur, including distribution costs and/or state premium taxes. Although state premium tax rates imposed on us vary from state to state, the premium expense charge we deduct will not vary with the state of residence of the policyowner.

Monthly Deduction

We take a monthly deduction from the cash value on the Policy date and on each Monthiversary prior to attained age 100. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

The monthly deduction is equal to:

•      the monthly Policy charge for the Policy; plus

•      the monthly cost of insurance charge for the Policy; plus

•      the monthly per unit charge for the Policy; plus

•      the portion of the monthly deduction for any benefits provided by riders attached to the Policy; plus

•      any decrease charge (if applicable) incurred as a result of a decrease in the specified amount.

Monthly Policy Charge:

•      This charge currently equals $8.00 each Policy month. After the first Policy year, we may increase this charge.

•      We guarantee this charge will never be more than $15.00 per month.

•      This charge is used to cover aggregate Policy expenses.

Cost of Insurance Charge:

• We deduct this charge each month. It varies each month and is determined for the Base and Focus Policies as follows:

1.      reduce the death benefit on the Monthiversary by the cash value on the Monthiversary after it has been allocated among the layers of specified amount in force in the following order: first, initial specified amount, then, each increase in specified amount starting with the oldest increase, then the next oldest, successively, until all cash value has been allocated (the resulting amounts are the net amount at risk for each layer of specified amount);

2. multiply each layer of net amount at risk provided under 1. by the appropriate monthly cost of insurance rate for that layer; and add the results together.

•      Your monthly current cost of insurance rate depends, in part, on your specified amount band. The specified amount bands available are:

•      Band 1: $50,000 - $499,999

•      Band 2: $500,000 - $999,999

•      Band 3: $1,000,000 or more

•      Only bands 2 and 3 are available under the WRL Xcelerator Focus.

•      The current Policy cost of insurance rates for the first three (3) Policy years are fixed at issue and we guarantee not to change them.

•      Cost of insurance rates are generally lower for each higher band of specified amount.

•      We determine your specified amount band by referring to the specified amount in force for the Policy (that is, the initial specified amount on the Policy date, plus any increases, and minus any decreases).

•      For the Exec Policy:

•      The cost of insurance charge is deducted monthly and is determined the same way as specified in 1 and 2 above; and

•      Cost of insurance rates are based on different guaranteed rates and are not based on specified amount band.

•      The current Exec Policy cost of insurance rates for the first Policy year are fixed at issue and we guarantee not to change them.

Monthly Per Unit Charge:

This charge equals:

•      the monthly per unit charge for the specified amount on the Policy date; plus

•      the monthly per unit charge for any in-force riders on the Policy that have a monthly per unit charge; plus

•      the monthly per unit charge for each increase in specified amount caused by either a rider or a requested increase; minus

•      the monthly per unit charge for any specified amount that has been decreased.

•      Currently we deduct this charge each month during the first 8 years from the Policy date, and 8 years following the date of any increase in specified amount or the addition of any rider. We guarantee the duration of this charge to be no more than 20 years following the Policy date, and no more than 20 years following the date of any increase in specified amount.

•      The monthly per unit charge that is set on the Policy date is based on the issue age of the insured and the applicable specified amount rate band then in effect. A separate monthly per unit charge is assessed for up to 20 years following each increase in specified amount and the rate of that charge is based on the insured’s age and rate band in effect at the time of any increase in specified amount.

•      Each month the applicable specified amount rate band then in effect is used to determine the rate at which the monthly per unit charge will be calculated for each layer of specified amount in force on the Policy.

• A Focus Policy offers lower monthly per unit charges (see page 34).

• An Exec Policy has a guaranteed duration of this charge until the insured reaches age 100.

• We also deduct this charge for any Primary Insured Rider Plus or Other Insured Rider attached to the Policy, which may be at a lower level of charge than is applied to the Policy.

Optional Insurance Riders:

• The monthly deduction will include charges for any optional insurance benefits you add to your Policy by rider.

To determine the monthly cost of insurance rates we refer to a schedule of current cost of insurance rates using the insured’s issue age on the Policy date, issue age at the time of any requested increase in specified amount, specified amount band, gender, underwriting class, and the length of time from the Policy date or from the date of any requested increase in specified amount. The factors that affect the net amount at risk for each layer of specified amount include the investment performance of the portfolios in which you invest, payment of premiums, the fees and charges deducted under the Policy, the death benefit option you chose, as well as any Policy transactions (such as loans, partial withdrawals, transfers, and changes in specified amount). The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed by us from time to time. The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (for Base and Focus Policies) or the Commissioners 1980 Standard Ordinary Mortality Tables (for Exec Policies) (collectively, “1980 C.S.O. Tables”) and the insured’s attained age, gender, and rate class. For non sub-standard rate classes, these guaranteed rates will never be greater than the rates in the relevant 1980 C.S.O. Tables.

If you increase the specified amount, different monthly cost of insurance rates may apply to that layer of specified amount, based on the insured’s issue age and rate class at the time of the increase, gender, and the length of time since the increase. Increases in specified amount may move the Policy into a higher specified amount band, resulting in a decrease in the rates for the cost of insurance charge and monthly per unit charges.

Decreases in specified amount may cause the Policy to drop into a lower band of specified amount and may result in an increase in the rates for the cost of insurance charge and monthly per unit charges. Decreases in specified amount will be applied on a last-in, first-out basis to the specified amount in force, and will first reduce the specified amount provided by the most recent increase in specified amount in force, then reduce the next most recent increases, successively, and then reduce the initial specified amount.

If you have selected the Inflation Fighter Rider and you request a decrease in specified amount of your Policy, you will forfeit any future increases in specified amount generated by that rider.

The underwriting class of the insured will affect the cost of insurance rates. We use a standard method of underwriting in determining underwriting classes, which are based on the health of the insured. We currently place insureds into preferred and standard classes. We also place insureds into sub-standard classes with extra ratings, which reflect higher mortality risks and will result in higher cost of insurance rates.

We may issue certain Policies on a simplified issue, guaranteed issue or expedited basis. Cost of insurance rates charged for any Policies issued on a simplified or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar Policy that we offer using different underwriting criteria.

The guaranteed cost of insurance rates under the riders are substantially the same as the guaranteed cost of insurance rates applied to the Policy’s net amount at risk, except that current rates are not guaranteed for the first 3 years under the riders.

Mortality and Expense Risk Charge

We deduct a daily charge from your Policy’s cash value in each subaccount that, together with other fees and charges, compensates us for services rendered, the expenses expected to be incurred and the risks assumed. This charge is equal to:

•	your Policy’s cash value in each subaccount multiplied by

•	the daily pro rata portion of the annual mortality and expense risk charge rate of up to 0.75%.

The annual rate is equal to 0.75% of the average daily net assets of each subaccount. We guarantee to reduce this charge to 0.30% after the first 15 Policy years. We intend to reduce this charge to 0.00% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.30% level after the 15th Policy year.

If this charge combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges.

Surrender Charge (only for Base and Focus Policies)

If you surrender your Policy completely during the first 8 years (or during the 8-year period following an increase in specified amount), we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount) to you.

The surrender charge is a charge for each $1,000 of the initial specified amount of your Policy and of each increase in specified amount. The surrender charge that will apply on a full surrender of the Policy is the total of the surrender charge calculated for the initial specified amount and the surrender charges calculated for each increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider) unless there has been a reduction in specified amount for which a decrease charge was applied.

The initial specified amount has an 8-year surrender charge period starting on the Policy date and surrender charges that are based upon the insured’s issue age, gender and rate class on the Policy date. Each increase in specified amount has its own 8-year surrender charge period and surrender charges that are based upon the insured’s issue age, gender and rate class at the time of the increase.

There is no surrender charge if you wait until the end of the 8th Policy anniversary to surrender your Policy and you have not selected the Inflation Fighter Rider and you have not increased your specified amount within the past 8 Policy years. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.

The surrender charge may be significant. You should evaluate this charge carefully before you consider a surrender. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

•	you pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or

•	investment performance is low.

In addition, surrender charges that apply for 8 years after any increase in specified amount will likely significantly reduce your net surrender value.

The surrender charge for each layer of specified amount is calculated as:	• the surrender charge per $1,000 of specified amount in the layer (varies by issue age, gender and underwriting class on the Policy date or date of specified amount increase); multiplied by

• the number of thousands of specified amount in the layer; multiplied by

• the surrender charge factor.

The surrender charge per thousand is calculated separately for the initial specified amount and for each increase in specified amount, using the rates found in Appendix A.

The surrender charge factor is also calculated separately for the initial specified amount and for each increase in specified amount in force (including specified amount increases generated by the Inflation Fighter Rider). The surrender charge factor varies by the insured’s issue age (on the Policy date or date of specified amount increase) and number of years since the Policy date or date of specified amount increase. In no event are the surrender charge factors any greater than those shown on the table below. We always determine the surrender charge factor from the Policy date or date of specified amount increase to the surrender date, regardless of whether there were any prior lapses and reinstatements.

Surrender Charge Factors

End of Policy Year*	Factor for Issue Ages
	0-39	40-59	60-80	81-85
At Issue	1.00	1.00	1.00	1.00
1	1.00	1.00	.80	.69
2.87		.75	.70	.65
3.70		.70	.65	.62
4.60		.60	.60	.58
5.40		.40	.40	.40
6.30		.30	.30	.30
7.20		.20	.20	.20
8+	0	0	0	0

*	The factor on any date other than a Policy anniversary or anniversary of an increase in specified amount will be determined proportionately using the factor at the end of the year prior to surrender and the factor at the end of the year of surrender.

•	Surrender Charge Example: Assume a male non-tobacco user purchases the Policy at issue age 30 with a specified amount of $100,000. The Policy is surrendered at the end of Policy year 5. The surrender charge per $1,000 of specified amount is $21.60. This is multiplied by the surrender charge factor of .40.

The surrender charge	=	the surrender charge per $1,000 ($21.60) x the number of thousands of initial specified amount (100) x the surrender charge factor (.40)

	=	$864.

The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including registered representative sales commissions and printing and advertising costs, as well as aggregate Policy expenses.

Decrease Charge (only for Base and Focus Policies)

If you decrease the specified amount during the first 8 Policy years (or during the 8-year period following an increase in specified amount), we will deduct a decrease charge from your cash value. We will deduct the charge as part of your monthly deduction on the Monthiversary on which the decrease in specified amount is effective.

The decrease charge is equal to:	• the surrender charge as of the date of the decrease applicable to that portion of the layer of the specified amount that is decreased. See Surrender Charge above.

Decreases in specified amount will be applied on a last-in, first-out basis to the current specified amount in force. The decrease charge will first be calculated based on the current surrender charge applicable to the most recent increase in specified amount still in force. If the amount of the decrease in specified amount is greater than the most recent increase in specified amount, then the charge will also be calculated based on the surrender charges applicable to the next most recent increases, successively, and then will also be calculated based on any remaining surrender charge on the initial specified amount, up to the amount of the requested decrease.

Example:

January 1, 2001	Policy issued for	$300,000
January 1, 2004	Policy increased by	$200,000
January 1, 2005	Policy decreased by	$100,000

If the surrender charge on January 1, 2005 (before the decrease) is:

Layer of Specified Amount	Surrender Charge
$300,000	$4,656
$200,000	$3,624

The $200,000 layer is reduced to $100,000 on January 1, 2005 and a surrender charge of $1,812 is applied.

100
200	x	$3,624	=	$1,812

We will not deduct the decrease charge from the cash value when a specified amount decrease results from:

•	a change in the death benefit option; or

•	a cash withdrawal (when you select death benefit Option A or when you choose death benefit Option C and the insured’s attained age is 71 or higher).

If a decrease charge is deducted because of a decrease in specified amount, any future decrease charges incurred during the surrender charge period will be based on the reduced specified amount.

We will determine the decrease charge using the above formula, regardless of whether your Policy has lapsed and been reinstated, or you have previously decreased your specified amount. We will not allow a decrease in specified amount if the decrease charge will cause the Policy to begin a grace period. A decrease in specified amount will generally decrease the insurance protection of the Policy.

Transfer Charge

•	We currently allow you to make 12 transfers each year free from charge.

•	We charge $25 for each additional transfer.

•	For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, will be considered a single transfer.

•	We deduct the transfer charge from the amount being transferred.

•	Transfers due to loans or the exercise of conversion rights, or due to reallocation of cash value immediately after the reallocation date, currently do not count as transfers for the purpose of assessing this charge.

•	Transfers via the Internet do not count as transfers for the purpose of assessing this charge.

•	Transfers under dollar cost averaging and asset rebalancing are transfers for purposes of this charge.

•	We will not increase this charge.

Loan Interest Charge

We currently charge you an effective annual interest rate on a Policy loan of 2.75% (3.0% maximum guaranteed) on each Policy anniversary. We will also credit the amount in the loan reserve with an effective annual interest rate of 2.0%. After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed). After the 10th Policy year, we will apply preferred loan rates charged on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest. The current preferred loan interest rate charged is 2.00% effective annually and is guaranteed not to exceed 2.25%. After the insured’s attained age 100, all loans, new and existing, are considered preferred loans.

Cash Withdrawal Charge (only for Base and Focus Policies)

•	After the first Policy year, you may take one cash withdrawal per Policy year.

•	When you make a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

•	We deduct this amount from the withdrawal, and we pay you the balance.

•	We will not increase this charge.

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed by federal or state agencies.

Rider Charges

•	Living Benefit Rider. We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income due to the early payment of the death benefit.

•	Inflation Fighter Rider. Annual increases in specified amount generated by this rider will increase the cost of insurance charges and increase the amount and duration of the monthly per unit charges and surrender charges under the Policy. The new layer of cost of insurance charge and monthly per unit charge resulting from the annual increase in specified amount will be set based on the insured’s issue age and duration from issue.

•	Children’s Insurance Rider. We assess a cost of insurance charge based on the rider face amount regardless of the number of children insured.

•	Accidental Death Benefit Rider. We assess a cost of insurance charge based on the insured’s attained age and rider face amount. Cost of insurance charges generally will increase each year with the age of the insured.

•	Other Insured Rider. We assess a cost of insurance charge based on each other insured’s issue age, gender, underwriting class, Policy year and the rider face amount. We assess a monthly per unit charge based on each insured’s issue age, Policy year and the rider face amount. Cost of insurance charges and monthly per unit charges generally will increase each year with the age of the insured.

•	Disability Waiver of Monthly Deductions Rider. We assess a rider charge based on the primary insured’s issue age, gender and net amount at risk for the Policy, as well as a charge based on those riders that would be eligible to have monthly deductions waived.

•	Disability Waiver of Premium Rider. The charge for this rider is based on the primary insured’s issue age, gender and the amount of monthly waiver of premium benefit that would be paid in the event of total disability, as defined in the rider.

•	Primary Insured Rider Plus (“PIR Plus”). We assess a cost of insurance charge based on the insured’s issue age, gender, underwriting class, Policy year and the rider face amount. We assess a monthly per unit charge based on the insured’s issue age, Policy year and the rider face amount. Cost of insurance charges generally will increase each year with the age of the insured.

Portfolio Expenses

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. Some portfolios also deduct 12b-1 fees from portfolio assets.

Our affiliate, AFSG Securities Corporation (“AFSG”), the principal underwriter for the Policies, will receive the 12b-1 fees of 0.25% of average daily assets of the Fidelity VIP Fund and AVIT portfolios for providing shareholder support services to the Fidelity VIP Fund and AVIT portfolios. In addition, we and our affiliates, including the principal underwriter for the Policies, may receive compensation related to separate account operations from the investment advisers, administrators, and/or distributors (and an affiliate thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. It is anticipated that such compensation may range up to 0.40% of the value of the assets of the particular portfolios attributable to the Policy. Some advisers, administrators, distributors or portfolios may pay us (and our affiliates) more than others.

The Policy

Depending on the state of issue, your Policy may be an individual Policy or a certificate issued under a group Policy. The Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution. There may be differences between the Policy issued and the general Policy description contained in this prospectus because of requirements of the state where your Policy is issued. Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences. All state specific Policy features will be described in your Policy.

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner’s estate. The principal rights an owner may exercise are:

•	to designate or change beneficiaries;

•	to receive amounts payable before the death of the insured;

•	to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);

•	to change the owner of the Policy; and

•	to change the specified amount or death benefit option type of the Policy.

At issue, the owner must select either the guideline premium tax test or the cash value accumulation tax test on the Policy application. Once selected, this tax test cannot be changed.

No designation or change in designation of an owner will take effect unless we receive written request thereof. When received, the request will take effect as of the date we receive it, subject to payment or other action taken by us before it was received.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary. No registered representative may bind us by making any promise not contained in the Policy.

Upon notice to you, we may amend the Policy:

•	to make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or

•	to assure qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life policies; or

•	to reflect a change in the operation of the separate account; or

•	to provide additional subaccounts and/or fixed account options.

We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

Purchasing a Policy

To purchase a Policy, you must submit a completed application (listing your choice of death benefit option and tax test, among others) and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG, the principal underwriter for the Policy, and us.

You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Base Policy is generally $50,000 ($500,000 (band 2) for a Focus Policy and $100,000 for an Exec Policy). We currently charge lower cost of insurance rates for Policies with specified amounts in higher bands of coverage. We offer the following specified amount bands of coverage for the Base Policy:

•	band 1: $50,000 - $499,999

•	band 2: $500,000 - $999,999

•	band 3: $1,000,000 and over

Only bands 2 and 3 are available under the Focus Policy. We offer the following four specified bands of coverage under the Exec Policy:

•	band 1: $100,000 - $249,999

•	band 2: $250,000 - $499,999

•	band 3: $500,000 - $999,999

•	band 4: $1,000,000 and over

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Base Policy or Focus Policy to you if the insured is over age 85 (age 80 for an Exec Policy). The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	the date of your application; or

•	the date the insured completes all of the medical tests and examinations that we require.

Tax-Free “Section 1035” Exchanges

You can generally exchange one life insurance policy for another covering the same insured in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy the Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

Insurance coverage under the Policy will take effect only if all of the following conditions have been met: (1) the first full premium must be received by the Company; (2) during the lifetime of every proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured will have conditional insurance coverage under the terms of the conditional receipt. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for Policies issued with a specified amount in excess of $1,000,000. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	• the amounts applied for under all conditional receipts issued by us; or

• $500,000 of life insurance.

Subject to the conditions and limitations of the conditional receipt, conditional insurance under the terms of the policy applied for may become effective as of the later of:

•      the date of application;

•      the date of the last medical examination, test, and other screenings required by us, if any (the “Effective Date”). Such conditional insurance will take effect as of the Effective Date, so long as all of the following requirements are met:

1.      Each person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate;

2. As of the Effective Date, all statements and answers given in the application must be true;

3.      The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our office within the lifetime of the proposed insured;

4.      All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our office within 60 days of the date the application was completed; and

5. All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received at our office.

Any conditional life insurance coverage terminates on the earliest of:

a.      60 days from the date the application was signed;

b.      the date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;

c. when the insurance applied for goes into effect under the terms of the Policy applied for; or

d. the date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the conditional receipt:	• the conditional receipt is not valid unless: • all blanks in the conditional receipt are completed; and

• the Receipt is signed by a registered representative or authorized Company representative.

Other limitations:	• There is no conditional receipt coverage for riders or any additional benefits, if any, for which you may have applied.

• If one or more of the Receipt’s conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.

•      If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage. In that case, Western Reserve’s liability will be limited to returning any payment(s) you have made upon return of this Receipt to us.

Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date. On the Policy date (or on the record date if your Policy is backdated), we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts you selected on your application, provided you live in a state that does not require a refund of full premium during the free-look period. If your state requires us to return the full premium in the event you exercise your free-look right, we will place your net premium in the reallocation account until the reallocation date. While held in the reallocation account, premium(s) will be credited with interest at the current fixed account rate.

On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request at our office. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange (“NYSE”) is open for trading.

Backdating a Policy

If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application.

Cost of insurance charges are based in part on the age of the insured on the Policy date or on the date of a requested increase in specified amount. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deduction, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deduction may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

Policy Changes After Age 100

If the Policy is still in force on the Policy anniversary on or following the insured’s 100th birthday, the Policy will continue, with the following changes, which may vary by state:

•	We will no longer accept any further premium payments;

•	We will no longer deduct the monthly deductions;

•	We will continue to deduct the mortality and expense risk charge, if any;

•	Interest will continue to accrue on any Policy loans, as before, and all loans, new and existing, are considered preferred loans;

•	We will continue to accept Policy loan repayments and loan interest payments; and

•	We will continue to permit Policy loans and withdrawals to be made.

WRL Xcelerator Focus

A Focus Policy differs from a Base Policy in the following ways:

•	The Policy’s minimum specified amount must be at least $500,000 (band 2);

•	Mandatory first year premium allocation to a limited number of designated subaccounts (see details below);

•	Current monthly per unit charges are lower for the entire duration of the Policy if the mandatory allocations to the designated subaccounts remain unchanged by you during the first Policy year;

•	Any transfers or changes in premium allocation choices you make from the designated subaccounts in the first Policy year may result in Western Reserve’s raising the current monthly per unit charges to the same levels as the Base Policy; and

•	The minimum no lapse period is reduced as indicated below.

The minimum specified amount for the Focus is $500,000. During the first Policy year, we will designate the subaccounts to which you must allocate your premiums and the percentage allocations to each such designated subaccount. Your premium allocations will automatically be invested in the subaccounts we designate – currently WRL AEGON Bond, WRL Federated Growth & Income, WRL Transamerica Money Market and the Fidelity VIP Index 500 Portfolio – according to the premium allocation percentages in effect at that time. We reserve the right to change the designated subaccounts and the percentage allocations to each designated subaccount for future Policies. Before purchasing a Focus Policy, you should consult your registered representative for information about the current subaccount and allocation percentages applicable to these Policies. To receive the lower monthly per unit charge for the period during which this charge applies, you may not make transfers from the designated subaccounts to other subaccounts or the fixed account or modify the allocation percentages during the first Policy year. We will not allow dollar cost averaging or Internet transfers during the first Policy year. After the first Policy year, you may make transfers from the designated subaccounts to any of the other subaccounts, including the fixed account, available under the Policy and modify the allocation percentages. If you make a transfer out of any of the designated subaccounts or modify the allocation percentages during the first Policy year, we reserve the right to increase your monthly per unit charge to the same current monthly per unit charges in effect for the Base Policy and keep these higher charges in effect for the life of the Policy.

A Focus Policy will have a shorter minimum no lapse period. For a Policy issued to an insured ages 0 – 55, the no lapse date is the same date as the Policy’s eighth anniversary. For a Policy issued to an insured ages 56 – 60, the no lapse date is the Policy anniversary at the insured’s attained age 64. For a Policy issued to an insured ages 61 – 85, the no lapse period is the fourth Policy anniversary. The no lapse date is specified in your Policy.

The Focus Policy may not be available in all states.

WRL Xcelerator Exec

We may issue a different Policy for certain group or sponsored arrangements (“Exec Policies”). Under Exec Policies, the policyowner purchases individual policies covering a group of individuals (e.g., Section 419 employer-sponsored benefit plans and non-qualified deferred compensation plans). A sponsored arrangement is where a group solicitation of Policies is permitted or requested. Exec Policies may be subject to special tax rules and consequences and other legal restrictions.

An Exec Policy differs from a Base or Focus Policy in the following ways:

•	Minimum specified amount, banding, rate classes, and issue ages are different;

•	There is no surrender charge;

•	There is no minimum no lapse period;

•	There is no withdrawal charge and a maximum of 12 withdrawals per Policy year are allowed;

•	Death Benefit Option C is not available under the Policy;

•	Decreases in specified amount after Policy year 7 will allow a one-time decrease of up to 50% of the cash value (instead of the 20% allowed for the Base or Focus Policies);

•	Cost of Insurance rates are different;

•	Monthly Per Unit Charges are different. The maximum period during which per unit charges are payable is to the anniversary when the insured attains age 100;

•	For non-substandard rate class, the guaranteed cost of insurance rates will never be greater than the rates in the Commissioners 1980 Standard Ordinary Mortality Tables; and

•	The Other Insured Rider, Children’s Insurance Rider, Primary Insured Rider Plus, or the Inflation Fighter Rider are not available under this Policy.

Purchasing an Exec Policy

To purchase an Exec Policy, you must submit a completed application (selecting the choice of death benefit option and tax test, among others) and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG, the principal underwriter for the Policy, and us.

You select the specified amount of insurance coverage for your Policy with the following limits. Our current minimum specified amount for a Policy is generally $100,000. We currently charge lower costs for Policies with specified amounts in higher bands of coverage. We offer the following specified amount bands of coverage:

•	band 1: $100,000 - $249,999

•	band 2: $250,000 - $499,999

•	band 3: $500,000 - $999,999

•	band 4: $1,000,000 and over

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. Issue ages for a Policy are 18 – 80. We will not issue a Policy to you if the insured is over age 80. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	the date of your application; or

•	the date the insured completes all of the medical tests and examinations that we require.

Charges

The Exec Policy does not have a surrender charge, decrease charge or a withdrawal charge.

The Exec Policy may not be available in all states.

Policy Features

Premiums

Allocating Premiums

You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. The fixed account may not be available in all states to direct or transfer money into. Allocation restrictions will apply to premiums paid in the first Policy year of a Focus Policy. You must follow these guidelines:

•	allocation percentages must be in whole numbers;

•	if you select dollar cost averaging, you must have at least $5,000 in each subaccount from which we will make transfers and you must transfer at least a total of $100 monthly;

•	if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $5,000; and

•	unless otherwise required by state law, we may restrict your allocations to the fixed account if the fixed account value, excluding amounts in the loan reserve, following the allocation would exceed $250,000.

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us or calling us at 1-800-851-9777 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time. The change will be effective as of the valuation date on which we receive the change at our office. Upon instructions from you, the registered representative of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our office before the NYSE closes are priced using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern time). If we receive a premium payment after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Reallocation Account. If your state requires us to return your initial premium in the event you exercise your free-look right, we will allocate the initial net premium on the Policy date (or the record date if your Policy is backdated) to the reallocation account as shown on your Policy schedule page. While held in the reallocation account, net premium(s) will be credited with interest at the current fixed account rate and reduced by any monthly deductions due. The net premiums will remain in the reallocation account until the reallocation date. The reallocation date is the Policy date (or the record date if your Policy is backdated), plus the number of days in your state’s free-look period, plus five days. Please contact your registered representative for details concerning the free-look period for your state.

On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application. If you requested dollar cost averaging, on the reallocation date we will reallocate the cash value either to the fixed account, the WRL Transamerica Money Market subaccount or the WRL AEGON Bond subaccount (depending on which account you selected on your application).

For states that do not require a full refund of the initial premium, the reallocation date is the same as the Policy date. On the Policy date, we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts in accordance with the instructions you gave us on your application.

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium. See Minimum Monthly Guarantee Premium below.

Planned Periodic Payments

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy’s net surrender value. If the net surrender value is not high enough to pay the monthly deduction when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

Minimum Monthly Guarantee Premium (only for Base and Focus Policies)

The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium.

Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, as long as on any Monthiversary you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount, minus any accrued loan interest, and minus any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums for each month from the Policy date up to and including the current month. If you take a cash withdrawal, a loan, or if you increase or decrease your specified amount (including specified amount increases generated by the Inflation Fighter Rider) or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse period guarantee in place.

The initial minimum monthly guarantee premium is shown on your Policy’s schedule page, and depends on a number of factors, including the age, gender, rate class of the insured, and the specified amount requested. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount (including specified amount increases generated by the Inflation Fighter Rider), or if any of the riders are added, or if in force riders are increased or decreased. We will notify you of the new minimum monthly guarantee premium. We also reserve the right to require, before we issue a Policy, that the initial premium plus the planned premium payable during the no lapse period is at least equal to the cumulative minimum monthly guarantee premiums during the no lapse period.

Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deduction, as long as the total amount of the premiums you have paid (minus any cash withdrawals, minus any outstanding loan amount, minus any accrued interest and minus any decrease charge) equals or exceeds the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

After the no lapse period guarantee ends, paying the current minimum monthly guarantee premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force.

For a Base Policy issued to any insured 0-55, the no lapse date is the same date as the Policy’s 10th anniversary. For a Base Policy issued to an insured ages 56-59, the no lapse date is the Policy anniversary at the insured’s attained age 65. For a Base Policy issued to an insured ages 60-85, the no lapse date is the fifth Policy anniversary. The no lapse date is specified in your Policy. A Focus Policy will have a shorter minimum no lapse period (see WRL Xcelerator Focus on page 34); no minimum no lapse period is available under the Exec Policy (see WRL Xcelerator Exec Policies on page 35).

Premium Limitations

Premium payments must be at least $50 ($1,000 if by wire). We may return premiums less than $50. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitation, if applicable, by which the Policy qualifies as life insurance under federal tax laws. This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium or require evidence of insurability if the premium would increase the death benefit by more than the amount of the premium. If you choose the guideline premium test there are additional premium limitations. We may not accept a payment that will cause the Policy to become a modified endowment contract without your consent.

Making Premium Payments

We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by wire transfer.

If you wish to make payments by wire transfer, you should contact our Call Center at 1-800-851-9777 for instructions on wiring federal funds to us.

Tax-Free Exchanges (“1035 Exchanges”). We will accept part or all of your initial premium from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of receipt at our office of the proceeds from the 1035 Exchange before we finalize your Policy’s specified amount.

Transfers

General

You or your registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. You will be bound by any transfers made by your registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our office. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

•	Unless you select dollar cost averaging from the fixed account, the Policy allows transfers from the fixed account only during the 30 days following each Policy anniversary. During this period, the Policy allows transfer of the greater of up to 25% the amount in the fixed account, or the amount transferred in the previous Policy year. Currently, we allow you to transfer at any one time during a Policy year up to 100% of the fixed account value from the fixed account. If we modify or stop this current practice, we will notify you.

•	Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, excluding amounts in the loan reserve, following the transfer would exceed $250,000.

•	You currently may request transfers in writing (in a form we accept), by fax, by telephone to our office or electronically through our website (www.westernreserve.com).

•	There is no minimum amount that must be transferred.

•	There is no minimum amount that must remain in a subaccount after a transfer.

•	We may deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

•	We consider all transfers made in any one day to be a single transfer.

•	Transfers resulting from loans or the exercise of conversion rights, or due to reallocation of cash value immediately after the reallocation date are currently not treated as transfers for the purpose of the transfer charge.

•	Transfers via the Internet are not treated as transfers for the purpose of the transfer charge.

•	Transfers under dollar cost averaging and asset rebalancing are treated as transfers for purposes of the transfer charge.

•	Transfers between any AVIT subaccount and any Series Fund or Fidelity VIP Fund subaccount will be processed only if you send us a written request through standard United States postal First Class mail delivery, with an original signature authorizing each transfer. Transfer requests received via overnight or priority delivery service will be returned to you.

We will process any transfer order we receive at our office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order at our office after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Disruptive Trading and Market Timing

The following policy against market timing and the related procedures do not apply to the Access Variable Insurance Trust (AVIT) subaccounts because the corresponding portfolios are specifically designed for frequent transfer activity. If you invest in the AVIT subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below.

Statement of Policy. This variable insurance Policy was not designed for the use of market timers or other investors who make programmed, large, frequent, or short-term transfers. Such transfers may be disruptive to the underlying fund portfolios and increase transaction costs.

Market timing and other programmed, large, frequent, or short-term transfers among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policyowners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2) an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3) increased brokerage and administrative expenses.

These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and other transfers and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. As discussed herein, we cannot detect or deter all market timing or other potentially disruptive trading. Do not invest with us (except in the AVIT subaccounts) if you intend to conduct market timing or other potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by Standard United

States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order, or (3) because of a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;

•	expressly limit the number or size of transfers in a given period; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period), it is likely that some level of market timing will occur before it is detected and steps taken to deter it (although some level of market timing can occur with a prophylactic transfer restriction). As noted above, we do no impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter frequent or harmful transfers by such policyowners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or other disruptive trading may be limited by provisions of the variable insurance product.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in frequent transfer activity among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and other programmed, large, frequent, or short-term transfers. Policyowners should be aware that we may not have the contractual ability or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policyowners and other persons who have material rights under our variable insurance products should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing or other disruptive trading.

Omnibus Order. Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

AVIT Subaccounts. The restrictions above do not apply to AVIT subaccounts. However, you may only transfer between AVIT subaccounts and non-AVIT subaccounts by sending us your written request, with original signature authorizing each transfer, through standard United States postal First Class mail (no expedited transfers). Transfers that involve only the AVIT subaccounts may generally use expedited transfer privileges.

Telephone Privileges. Telephone transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at 1-800-851-9777 Monday—Friday 8:30 a.m.—7:00 p.m. Eastern time, or fax your instructions to 727-299-1620.

Please note the following regarding telephone, Internet or fax transfers:

•	We will employ reasonable procedures to confirm that instructions are genuine.

•	If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

•	Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

•	We may also require that you send us the telephone, Internet or fax transfer order in writing.

•	If you do not want the ability to make telephone or Internet transfers, you should notify us in writing at our office.

•	We will not be responsible for same-day processing of transfers if faxed to a number other than 727-299-1620.

•	We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

Similarly, online transactions processed via the Internet may not always be possible. Telephone and computer systems, whether yours, your Internet service provider’s, your registered representative’s or Western Reserve’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing. You should protect your personal identification number (PIN) because self-service options will be available to your registered representative of record and to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions online is you or one authorized by you.

Fixed Account Transfers

Currently, we allow you once per Policy year to transfer up to 100% of the amount in the fixed account. If we change this, we will notify you. This current restriction does not apply if you have selected dollar cost averaging.

We reserve the right to limit the maximum amount you may transfer from the fixed account to the greater of:

•	25% of the amount in the fixed account; or

•	the amount you transferred from the fixed account in the immediately prior Policy year.

We will make the transfer at the end of the valuation date on which we receive the request. We reserve the right to require that you make the transfer request in writing and that we receive the written transfer request no later than 30 days after a Policy anniversary. Transfers from the fixed account are not available through the Internet. Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, excluding amounts in the loan reserve, following the transfer would exceed $250,000.

Except when used to pay premiums, we may also defer payment of any amounts from the fixed account for no longer than six months after we receive such written notice.

Conversion Rights

If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing to our office.

Dollar Cost Averaging

Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

Under dollar cost averaging, we automatically transfer a set dollar amount from the WRL Transamerica Money Market subaccount, the WRL AEGON Bond subaccount or the fixed account to a subaccount that you choose (except the AVIT subaccounts). We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the reallocation date. We will make the first transfer in the month after we receive your request at our office, provided that we receive the form by the 25th day of the month.

To start dollar cost averaging:	• you must submit a completed form signed by the owner to us at our office requesting dollar cost averaging;

• you must have at least $5,000 in each account from which we will make transfers;

• your total transfers each month under dollar cost averaging must be at least $100; and

• each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

You may request dollar cost averaging at any time. There is no charge for dollar cost averaging. However, each transfer under dollar cost averaging counts towards your 12 free transfers each year.

Dollar cost averaging will terminate if:	• we receive your request to cancel your participation;

• the value in the accounts from which we make the transfers is depleted;

• you elect to participate in the asset rebalancing program; or

• you elect to participate in any asset allocation services provided by a third party.

We may modify, suspend, or discontinue dollar cost averaging at any time.

Asset Rebalancing Program

We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts (except the AVIT subaccounts or the fixed account) you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy’s currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.

You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy date. Once we receive the asset rebalancing request form at our office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy’s current premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	• you must submit a completed asset rebalancing request form to us at our office; and

• you must have a minimum cash value of $5,000 or make a $5,000 initial premium payment.

There is no charge for the asset rebalancing program. However, each reallocation we make under the program counts towards your 12 free transfers each year.

Asset rebalancing will cease if:	• you elect to participate in the dollar cost averaging program;

• we receive your request to discontinue participation at our office;

• you make any transfer to or from any subaccount other than under a scheduled rebalancing; or

• you elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time; but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed as agents of Western Reserve or registered representatives of the broker-dealer through which the Policy is sold. Western Reserve does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Western Reserve for the sale of Policies. Western Reserve therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

Policy Values

Cash Value

•	Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

•	Serves as the starting point for calculating values under a Policy.

•	Equals the sum of all values in each subaccount and the fixed account.

•	Is determined on the Policy date and on each valuation date.

•	Has no guaranteed minimum amount and may be more or less than premiums paid.

•	Includes any amounts held in the fixed account to secure any outstanding Policy loan.

Net Surrender Value

The net surrender value is the amount we pay when you surrender your Policy. We determine the net surrender value at the end of the valuation period when we receive your written surrender request at our office.

Net surrender value on any valuation date equals:	• the cash value as of such date; minus
• any surrender charge as of such date; minus
• any outstanding Policy loan amount; minus
• any accrued Policy loan interest.

Subaccount Value

Each subaccount’s value is the cash value in that subaccount. At the end of any valuation period, the subaccount’s value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

The number of units in any subaccount on any valuation date equals:	• the initial units purchased at unit value on the Policy date, or reallocation date, if different; plus

• units purchased with additional net premium(s); plus

• units purchased through transfers from another subaccount or the fixed account; minus

• units redeemed to pay for monthly deductions; minus

• units redeemed to pay for cash withdrawals; minus

• units redeemed as part of a transfer to another subaccount, the loan reserve account or the fixed account; minus

• units redeemed to pay for a decrease charge because of any specified amount decreases; minus

• units redeemed to pay cash withdrawal charges and transfer charges.

Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium allocation, transfer request or cash withdrawal request is received at our office.

Subaccount Unit Value

The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

The unit value of any subaccount at the end of a valuation period is calculated as:

•      the total value of the portfolio shares held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period. This value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio’s net asset value per share determined at the end of the valuation period; minus

• a charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the mortality and expense risk charge; minus

• the accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by

• the number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

Fixed Account Value

On the Policy date, or the reallocation date, if different, the fixed account value is equal to the cash value allocated to the fixed account.

The fixed account value at the end of any valuation period is equal to:	• the sum of net premium(s) allocated to the fixed account; plus

• any amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus

• total interest credited to the fixed account; minus

• amounts charged to pay for monthly deductions; minus

• amounts withdrawn or surrendered from the fixed account to pay for cash withdrawals or transfer or decrease charges; minus

• amounts transferred from the fixed account (including amounts transferred from the loan reserve account) to a subaccount.

Death Benefit

Death Benefit Proceeds

As long as the Policy is in force, we will determine the amount of and pay the death benefit proceeds on an individual Policy upon receipt at our office of satisfactory proof of the insured’s death, plus written direction (from each eligible recipient of death benefit proceeds) regarding how to pay the death benefit payment, and any other documents, forms and information we need. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner’s estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

Death benefit proceeds equal:	• the death benefit (described below); minus

• any monthly deductions due during the grace period (if applicable); minus

• any outstanding loan amount and accrued loan interest; plus

• any additional insurance in force provided by rider.

We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured’s age or gender.

Death Benefit

The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the three death benefit options we offer in your application. If you do not choose a death benefit option in your application, the Option A death benefit option will automatically be in effect. No matter which death benefit option you choose, we guarantee that, so long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured’s death. The Exec Policy offers only death benefit Option A or Option B.

The Policy is intended to qualify under Internal Revenue Code Section 7702 as a life insurance policy for federal tax purposes. The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached endorsement or rider will be interpreted to ensure such qualification, regardless of any language to the contrary.

To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly deductions or supplemental benefits that are consistent with such an increase. Adjustments will be reflected in the monthly deduction.

Under Section 7702 of the Internal Revenue Code, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a “guideline premium test (GLPT)” or a “cash value accumulation test (CVAT). You must choose either the GLPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The death benefit will vary depending on which test is used.

The GLPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the death benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the death benefit be at least a certain percentage (varying based on the age, gender and risk class of the insured) of the cash value, adjusted for certain riders.

The corridor under the CVAT is different than the corridor under the GPLT. Specifically, the CVAT corridor requires more death benefit in relation to cash value than is required by the GLPT corridor. Therefore, for a Policy in the corridor with no riders, as your cash value increases your death benefit will increase more rapidly under CVAT than it would under GLPT.

Your Policy will be issued using the GLPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher death benefit, which may increase certain charges.

Under the Guideline Premium Test

Death Benefit Option A equals the greatest of:	1. the current specified amount; or

2. a specified percentage called the “limitation percentage,” as shown on your Policy’s schedule page, multiplied by the cash value on the primary insured’s date of death; or

3. the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for the guideline premium test for different ages:

Attained Age	Limitation Percentage
40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	215% minus 6% for each age over age 45
51 to 55	185% minus 7% for each age over age 50
56 to 60	150% minus 4% for each age over age 55
61 to 65	130% minus 2% for each age over age 60
66 to 70	120% minus 1% for each age over age 65
71 to 75	115% minus 2% for each age over age 70
76 to 90	105%
91 to 95	105% minus 1% for each age over age 90
96 to 99	100%
100 and older	101%

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as “in the corridor.” An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Guideline Premium Test Illustration. Assume that the insured’s attained age is under 40, there have been no withdrawals or decreases in specified amount, and that there are no outstanding loans. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the Policy exceeds $40,000, the death benefit will exceed the $100,000 specified amount. Each additional dollar added to the cash value above $40,000 will increase the death benefit by $2.50.

Similarly, so long as the cash value exceeds $40,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, the death benefit will equal the specified amount of the Policy.

Under the Cash Value Accumulation Test

Death Benefit Option A equals the greatest of:	1. the current specified amount; or

2.      a specified percentage called the “limitation percentage”, as shown on your Policy’s schedule page, multiplied by the difference of the cash value on the date of the primary insured’s death and any applicable net single premium for riders that are qualified additional benefits as shown on your Policy’s schedule page; or

3. the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage calculation above is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage and the net single premium for riders under the cash value accumulation test are calculated as specified under Section 7702. They are based on the insured’s gender, underwriting class, rate band, and attained age at the beginning of each Policy year.

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages and net single premiums, the Policy is described as “in the corridor.” An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Cash Value Accumulation Test Illustration. Assume that a Policy has had no withdrawals or decreases in specified amount, and that there are no outstanding loans. Also assume that the Policy has a specified amount of $100,000, an Other Insured Rider with a face amount of $50,000 has been added to the Policy, the limitation percentage is 297%, and the net single premium for the rider is $14,850. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit for the Policy, not including the rider, must be equal to or be greater than 297% of the difference of the cash value and the net single premium for riders, any time the cash value of the Policy exceeds $48,520, the death benefit of the Policy, not including the rider, will exceed the $100,000 specified amount. The figure of $48,520 is derived because 297% of ($48,520 – $14,850) equals $100,000. Each additional dollar added to the cash value above $48,520 will increase the death benefit of the Policy, not including the rider, by $2.97.

Similarly, so long as the cash value exceeds $48,520, each dollar taken out of the cash value will reduce the death benefit of the Policy, not including the rider, by $2.97. If at any time the difference of the cash value and the net single premium for riders multiplied by the limitation percentage is less than the specified amount, the death benefit of the Policy, not including the rider, will equal the specified amount of the Policy.

Under the Guideline Premium Test

Death Benefit Option B equals the greatest of:	1. the current specified amount; plus the cash value on the insured’s date of death; or

2. the limitation percentage, as shown on your Policy’s schedule page, multiplied by the cash value on the primary insured’s date of death; or

3. the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Guideline Premium Test Illustration. Assume that the insured’s attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $66,667, the death benefit will be greater than the specified amount plus cash value. The figure of $66,667 is derived because 250% of $66,667 equals $100,000 + $66,667. Each additional dollar of cash value above $66,667 will increase the death benefit by $2.50.

Similarly, any time cash value exceeds $66,667, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

Under the Cash Value Accumulation Test

Death Benefit Option B equals the greatest of:	1. the current specified amount; plus the cash value on the primary insured’s date of death; or

2.      a specified percentage called the “limitation percentage”, as shown on your Policy’s schedule page, multiplied by the difference of the cash value on the date of the primary insured’s death and any applicable net single premium for riders that are qualified additional benefits as shown on your Policy’s schedule page; or

3. the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Cash Value Accumulation Test Illustration. Assume that the insured’s attained age is 40 and that there are no outstanding loans. Also assume that the Policy has a specified amount of $100,000, an Other Insured Rider with a face amount of $50,000 has been added to the Policy, the limitation percentage is 297%, and the net single premium for the rider is $14,850. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit for the Policy, not including the rider, however, must be at least 297% of the difference of the cash value and the net single premium for riders. As a result, if the cash value of the Policy exceeds $73,149, the death benefit for the Policy, not including the rider, will be greater than the specified amount plus cash value. The figure of $73,149 is derived because 297% of ($73,149 – $14,850) equals $100,000 + $73,149. Each additional dollar of cash value above $73,149 will increase the death benefit of the Policy, not including the rider, by $2.97.

Similarly, any time cash value exceeds $73,149, each dollar taken out of cash value will reduce the death benefit of the Policy, not including the rider, by $2.97. If at any time, the difference of the cash value and the net single premium for riders multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit for the Policy, not including the rider, will be the specified amount plus the cash value of the Policy.

Death Benefit Option C	1. death benefit Option A; or
equals the greatest of:

2.      the current specified amount, multiplied by an age-based “factor” equal to the lesser of

•      1.0 or

•      0.04 times (95 minus insured’s attained age at death) (the “factor” will never be less than zero); plus the cash value on the insured’s date of death; or

3. the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option C, the death benefit varies with the cash value and the insured’s attained age. Because the death benefit under Option C is at least as large as that under Option A, the Code Section 7702 life insurance qualification compliance test used in calculating the Option A death benefit will be taken into account in the Option C death benefit.

Option C—Three Illustrations.

1. Assume that the insured is under age 40 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-40))) + $10,000). Until the insured attains age 71, this benefit is the same as the Option B benefit.

2. Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $22,000 will have a death benefit of $102,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-75))) + $22,000).

3. Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $9,000 will have a death benefit equal to the specified amount of $100,000, since the calculation of $100,000 times the minimum of (1.0 and (0.04 x (95-75))) plus $9,000 is less than the specified amount.

Death Benefit After Age 100

If the Policy is still in force on the Policy anniversary on or following the insured’s 100th birthday, the Policy will continue and the death benefit payable will continue to be calculated in accordance with the death benefit option and the life insurance compliance test then in effect.

Effect of Cash Withdrawals on the Death Benefit

If you choose Option A, or if you choose Option C and the insured’s attained age is 71 or greater, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal. Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.

Effect of Inflation Fighter Rider on the Death Benefit

If you choose Option A you may add the Inflation Fighter Rider. Your Policy’s specified amount will automatically increase each year on the Policy anniversary until the 20th Policy anniversary. If you change from Option A to either Option B or Option C, the Inflation Fighter Rider will terminate and future scheduled increases in specified amount will automatically cease. The Inflation Fighter Rider is not available under the Exec Policy.

Choosing Death Benefit Options

You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay. If you do not select a death benefit option on your application, Option A will become the death benefit option for your Policy, by default.

You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit. You may find Option C more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your cash value through positive investment experience thereafter.

Changing the Death Benefit Option

After the third Policy year, you may change your death benefit option once each Policy year if you have not increased or decreased the specified amount that year. We will notify you of the new specified amount.

•	You must send your written request to our office.

•	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.

•	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.

•	You may not change the death benefit option after the insured attains age 95.

•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy’s death benefit option.

Increasing/Decreasing the Specified Amount

You may increase the specified amount once each Policy year if you have not changed the death benefit option that year. After the Policy has been in force for three years, you may decrease the specified amount once each Policy year if you have not changed the death benefit option that year. An increase or decrease in the specified amount will affect your cost of insurance charge, monthly per unit charge, your guideline premium or cash value accumulation, your minimum monthly guarantee premium, and your ability to maintain the no lapse period guarantee, and may have adverse federal tax consequences.

In addition, an increase or decrease in specified amount may move the Policy into a different specified amount band, so that your overall cost of insurance rate and monthly per unit charge will change. An increase in specified amount will be treated as an additional layer of coverage with its own monthly per unit charge, surrender charges and surrender charge period. If you increase your specified amount, you will receive notification of your new minimum monthly guarantee premium and surrender charge schedule. This also applies to increases generated by the Inflation Fighter Rider.

You should consult a tax advisor before increasing or decreasing your Policy’s specified amount.

Conditions for and impact of decreasing the specified amount:	• you must send your written request to our office;
• decreases are only allowed after the third Policy year;

• you may not change your death benefit option or increase your specified amount in the same Policy year that you decrease your specified amount;

• you may not decrease your specified amount lower than the minimum specified amount under band 1 (or band 2 for a Focus Policy) shown on your Policy schedule page;

• you may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code;

•      until the later of the end of the surrender charge period or the Policy anniversary on or following the insured’s 65th birthday, we may limit the amount of decrease to no more than 20% of the then current specified amount;

• a decrease in specified amount will take effect on the Monthiversary on or after we receive your written request;

•      we will assess a decrease charge against the cash value if you request a decrease in your specified amount within the first 8 Policy years (or during the 8-year period subsequent to an increase in specified amount);

•      if a decrease to your Policy’s specified amount causes your specified amount band to change, then we will apply the cost of insurance rates and monthly per unit charge to the amounts in the new band as of the effective date of the decrease in specified amount; and

• a decrease in specified amount will cause a new minimum monthly guarantee premium to be calculated. The new minimum monthly guarantee premium is effective on the date of decrease.

Conditions for and impact of increases the specified amount:	• we will accept requests for increasing in specified amount on any Monthiversary before the insured’s 86th birthday;

• your request must be applied for on a supplemental application and must include evidence of insurability satisfactory to us;

• a requested increase in specified amount requires our approval and will take effect on the Monthiversary on or after the day we approve your request;

• we may require your requested increase in specified amount to be at least $10,000;

• you may not change your death benefit option or decrease your specified amount in the same Policy year that you request an increase in your specified amount;

•      if an increase (including specified amount increases generated by the Inflation Fighter Rider) to your Policy’s specified amount causes your specified amount band to change, then we will apply the cost of insurance rates and monthly per unit charge to the amounts in the new band as of the effective date of the increase in specified amount;

•      an increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider) will cause a new minimum monthly guarantee premium to be calculated for the Base and Focus Policies. The new minimum monthly guarantee premium is effective on the date of increase;

•      each increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider) for the Base and Focus Policies will have its own surrender charge that applies for 8 years after the date of each increase. This charge may significantly reduce your net surrender value; and

• increases in specified amount will not be subject to future automatic increases under the Inflation Fighter Rider.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. These are described under “Settlement Options” in your Policy and in the SAI.

Surrenders and Cash Withdrawals

Surrenders

You must make a written request containing an original signature to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our office. Written requests to surrender a Policy that are received before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern time). If we receive the written request after the NYSE closes, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE. The insured must be alive, and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request. You will incur a surrender charge if you surrender the Policy during the first 8 Policy years (or during the 8-year period subsequent to an increase in specified amount, including specified amount increases generated by the Inflation Fighter Rider). Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See Federal Income Tax Considerations.

Cash Withdrawals

After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions.

Cash withdrawal conditions:	• You must send your written cash withdrawal request with an original signature to our office. You may also fax your withdrawal request to us if it is less than $50,000 at 727-299-1620.

• We allow one cash withdrawal per Policy year under Base and Focus Policies, and a maximum of twelve (12) withdrawals per Policy year under the Exec Policy.

•      We may limit the amount you can withdraw to at least $500 and the remaining net surrender value following a withdrawal may not be less than $500. During the first 5 Policy years, the amount of the withdrawal may be limited to no less than $500 and to no more than 10% of the net surrender value. After the 5th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value, less $500.

• You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.

•      You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each account in accordance with your current premium allocation instructions.

• We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request at our office.

• We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.

• You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.

• You will forfeit any future increases in specified amount generated by the Inflation Fighter Rider if you make a cash withdrawal.

• A cash withdrawal may have tax consequences.

A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect or when death benefit Option C is in effect and the insured’s attained age is 71 or greater, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. This decrease in specified amount may cause your Policy to be in a lower specified amount band, so that your cost of insurance rates and monthly per unit charges would be higher. You also may have to pay higher minimum monthly guarantee premiums. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service.

Canceling a Policy

You may cancel a Policy for a refund during the “free-look period” by returning it, with a written request to cancel the Policy, to our office, to one of our branch offices or to the registered representative who sold you the Policy. The free-look period expires 10 days after you receive the Policy. In some states you may have more than 10 days. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the returned Policy at our office. The amount of the refund will be:

•	your cash value in the subaccounts and the fixed account on the date we (or our registered representative) receive the returned Policy at our office; plus

•	any charges and taxes we deduct from your premiums; plus

•	any monthly deductions or other charges we deducted from amounts you allocated to the subaccounts and the fixed account.

Some states may require us to refund all of the premiums you paid for the Policy. In addition, some states may require us to allocate premium according to a policyowner’s instructions during the “free-look period.”

Loans

General

After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See Federal Income Tax Considerations.

Policy loans are subject to certain conditions:	• we may require you to borrow at least $500; and • the maximum amount you may borrow is 90% of the net surrender value.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve. The loan reserve is the portion of the fixed account used as collateral for a Policy loan.

We normally pay the amount of the loan within seven days after we receive a proper loan request at our office. We may postpone payment of loans under certain conditions.

You may request a loan by telephone by calling us at 1-800-851-9777 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time. If the loan amount you request exceeds $50,000 or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee. If you do not want the ability to request a loan by telephone, you should notify us in writing at our office. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.

You may also fax your loan request to us at 727-299-1620. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our office and will be credited as of the date received. We will consider any payments you make on the Policy to be premium payments unless the payments are clearly specified as loan repayments. Because we do not apply the premium expense charge to loan repayments, it is very important that you indicate clearly if your payment is intended to repay all or part of a loan.

At each Policy anniversary, we will compare the outstanding loan amount, including accrued loan interest, to the amount in the loan reserve. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the outstanding loan amount, including accrued loan interest, exceeds the amount in the loan reserve, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve, in the same manner as when a loan is made. If the amount in the loan reserve exceeds the amount of the outstanding loan, including accrued loan interest, we will withdraw the difference from the loan reserve and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

Interest Rate Charged

We currently charge you an effective annual interest rate on a Policy loan of 2.75% (3.0% maximum guaranteed) on each Policy anniversary. We will also credit the amount in the loan reserve with an effective annual interest rate of 2.0%. After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed). After the 10th Policy year, we will apply preferred loan charged rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest. The current preferred loan interest rate charged is 2.00% effective annually and is guaranteed not to exceed 2.25%. On and after the insured’s attained age 100, all loans, new and existing, are considered preferred loans.

Loan Reserve Interest Rate Credited

We will credit the amount in the loan reserve with interest at an effective annual rate of 2.0%.

Effect of Policy Loans

A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount, including accrued loan interest. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold a loan reserve equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account’s investment performance and may not be credited with the interest rates accruing on the unloaned portion of the fixed account. Amounts transferred from the separate account to the loan reserve will affect the value in the separate account because we credit such amounts with an interest rate of 2.0% rather than a rate of return reflecting the investment results of the separate account.

We also charge interest on Policy loans at an effective annual rate of 2.75%. Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

Policy Lapse and Reinstatement

Lapse

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee that your Policy will not lapse. The Base Policy and the Focus Policy provides a no lapse period guarantee. See below. Once your no lapse period ends, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans, accrued loan interest, and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions.

If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the grace period. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

No Lapse Period Guarantee (only for Base and Focus Policies)

This Policy provides a no lapse period guarantee. As long as you keep the no lapse period guarantee in effect, your Policy will not lapse and no grace period will begin. Even if your net surrender value is not enough to pay your monthly deduction, the Policy will not lapse so long as the no lapse period guarantee is in effect. The no lapse period guarantee will not extend beyond the no lapse date stated in your Policy. Each month we determine whether the no lapse period guarantee is still in effect. If the no lapse period guarantee is not in effect and the Policy is still in force, it can be restored by paying sufficient minimum monthly guarantee premiums at any time prior to the no lapse date. A Focus has a shorter no lapse period (see page 34).

No lapse date

•      For a Policy issued to any insured ages 0-55, the no lapse date is the same date as the 10th anniversary. For a Policy issued to an insured ages 56 – 59, the no lapse date is the Policy anniversary at the insured’s attained age 65.

• For a Policy issued to an insured ages 60-85, the no lapse date is the fifth Policy anniversary.

• The no lapse date is specified in your Policy.

Early termination of the no lapse period guarantee:	• The no lapse period guarantee will not be effective if you do not pay sufficient minimum monthly guarantee premiums.

• You must pay total premiums (minus withdrawals, outstanding loan amounts, and any decrease charge) that equal at least:

• the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

Effect of changes on minimum monthly guarantee premium:

•      If you change death benefit options, increase or decrease the specified amount, or if supplemental benefits (riders) are added, reduced or increased during the no lapse period, we will recalculate the amount of the minimum monthly guarantee premium. Depending upon the change made to the Policy or rider and the resulting impact on the level of the minimum monthly guaranteed premium, you may need to pay additional premiums to keep the Policy in force. We will not extend the length of the no lapse period.

You will lessen the risk of Policy lapse if you keep the no lapse period guarantee in effect. Before you take a cash withdrawal or a loan, or decrease the specified amount, or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse period guarantee.

See Minimum Monthly Guarantee Premium for a discussion of how the minimum monthly guarantee premium is calculated and can change.

Reinstatement

We may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

•	submit a written application for reinstatement to our office;

•	provide evidence of insurability satisfactory to us;

•	if the no lapse period has expired, pay an amount sufficient to provide a net premium equal to any uncollected monthly deductions due up to the time of termination, plus two monthly deductions due in advance at the time of reinstatement, plus an amount sufficient to increase the cash value above the surrender charges in effect at the time of reinstatement;

•	if the no lapse period has not expired, pay the lesser of the premium described directly above, or the total minimum monthly guarantee premium from Policy issue through the month of lapse, plus two months of minimum monthly guarantee premiums, minus premiums previously paid net of any withdrawals, outstanding loans, accrued loan interest and surrender charge assessed upon a decrease in specified amount that has been deducted from the cash value.

The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the cash value at the time your Policy lapsed, plus any net premiums you pay at reinstatement, minus one monthly deduction and any surrender charge. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement. We will not reinstate indebtedness.

Federal Income Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the “Code”) in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should generally satisfy the applicable Code requirements.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. We believe that the Policy does not give you investment control over separate account assets.

In addition, the Code requires that the investments of the separate account be “adequately diversified” in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702. Section 7702 affects the taxation of life insurance policies and places limits on the relationship of the accumulation value to the death benefit. As life insurance policies, the death benefits of the policies are generally excludable from the gross income of the beneficiaries. In the absence of any guidance from the IRS on the issue, we believe that providing an amount at risk after age 99 in the manner provided should be sufficient to maintain the excludability of the death benefit after age 99. However, lack of specific IRS guidance makes the tax treatment of the death benefit after age 99 uncertain. Also, any increase in accumulation value should generally not be taxable until received by you or your designee. However, if your Policy is a modified endowment contract you may be taxed when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary’s circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract” (“MEC”). Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Due to the Policy’s flexibility, each Policy’s circumstances will determine whether the Policy is classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your registered representative will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner’s income when a taxable distribution occurs.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

•	All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner’s investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

•	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly. If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be distributions and taxable.

•	A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 ½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

•	If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax. Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

Policy Loans. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions are at least $200 during a taxable year. Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from Pension Plans and 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, withholding will apply unless you certify to us that you are not a U.S. person residing abroad. Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States. The payment of death benefits is generally not subject to withholding.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Living Benefit Rider (an Accelerated Death Benefit). We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the insured’s attained age 100 are unclear and may include taxation of the gain in the Policy or the taxation of the death benefit in whole or in part. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s attained age 100.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Special Rules for Pension Plans and Section 403(b) Arrangements. If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state income and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.

Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified advisor regarding ERISA.

Other Policy Information

Payments We Make

We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death at our office. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or

•	the SEC permits, by an order, the postponement for the protection of policyowners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee’s beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements. The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

Policy Termination

Your Policy will terminate on the earliest of:

•	the date the insured dies; or

•	the end of the grace period; or

•	the date the Policy is surrendered.

Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these riders are deducted from the cash value as part of the monthly deduction. The riders available with the Policies do not build cash value and provide benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the primary insured is the person insured under the Policy. These riders may not be available in all states, certain benefits and features may vary by state and may be available under a different name in some states. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences and you should consult a tax advisor before doing so. Some riders are not available under an Exec Policy. See page     .

Children’s Insurance Rider

This rider provides a face amount of insurance on the primary insured’s children. Our current minimum face amount for this rider for issue ages 15 days – 18 years of age is $5,000. The maximum face amount is $20,000. At each child’s age 25 or upon the death of the primary insured, whichever happens first, this rider may be converted to a new policy on each child insured with a maximum face amount of up to five times the face amount of the rider. We will pay a death benefit once we receive proof that the insured child died while both the rider and coverage were in force for that child. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child.

Accidental Death Benefit Rider

Our current minimum face amount for this rider for issue ages 15-59 is $10,000. The maximum face amount available for this rider is $150,000 (to a maximum of 150% of the Policy’s specified amount).

Subject to certain limitations, we will pay the face amount if the death of the primary insured results solely from accidental bodily injury where:

•	the death is caused by external, violent, and accidental means;

•	the death occurs within 90 days of the accident; and

•	the death occurs while the rider is in force.

The rider will terminate on the earliest of:

•	the Policy anniversary on or following the primary insured’s 70th birthday; or

•	the date the Policy terminates; or

•	the Monthiversary when the rider terminates at the owner’s request.

Other Insured Rider

This rider insures the spouse, life partner and/or dependent children of the primary insured. If the other insured is a life partner, there may be adverse tax consequences. You should consult a qualified tax advisor in connection with the purchase of this rider. Subject to the terms of the rider, we will pay the face amount of the rider to the primary insured. Our current minimum face amount for this rider for issue ages 0-85 is $10,000. The maximum face amount is the lesser of $1,000,000 or the amount of coverage on the primary insured. The maximum number of Other Insured Riders that is allowed on any one Policy is five (5). We will pay the rider’s face amount when we receive proof at our office of the other insured’s death. Subject to the following conditions, on any Monthiversary while the rider is in force, you may convert it to a new policy on the other insured’s life (without evidence of insurability).

Conditions to convert the rider:	• your request must be in writing and sent to our office;

• the other insured has not reached his/her 86th birthday;

• the new policy is any permanent insurance policy that we currently offer for conversion;

•      subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the face amount in force under the rider as long as it meets the minimum face amount requirements of the original Policy; and

• we will base the premium for the new policy on the other insured’s rate class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:

• the Policy anniversary on or following the other insured’s 100th birthday; or

• the date the Policy terminates for any reason except for death of the primary insured; or

• 31 days after the death of the primary insured; or

• the date of conversion of this rider; or

• the Monthiversary on which the rider is terminated upon written request by the owner.

Disability Waiver of Monthly Deductions Rider

Subject to certain conditions, we will waive the Policy’s monthly deductions while the primary insured is disabled. You may purchase this rider if the primary insured’s issue age is between 15 and 55 years of age at the time the rider is purchased. This rider is not available together with the Disability Waiver of Premium Rider. Before we waive any monthly deductions, we must receive proof that:

•	the primary insured is totally disabled;

•	the primary insured’s total disability began before the Policy anniversary on or following the primary insured’s 60th birthday; and

•	the primary insured’s total disability has existed continuously for at least six months.

We will not waive any deduction that becomes due more than one year before we receive written notice of your claim, after the primary insured’s recovery from disability, or after termination of this rider. While the primary insured is totally disabled and receiving benefits under this rider, no grace period will begin for the Policy provided the cash value minus loans and accrued loan interest remains positive. It is possible that additional premium payments will be required to keep the Policy in force while the monthly deduction benefit is being paid.

Termination of the rider:	The rider will terminate on the earliest of:

• the Policy anniversary on or following the primary insured’s 60th birthday, unless the primary insured is totally disabled; or

•      the date of recovery from disability (with respect to benefits accruing during the continuance of an existing total disability after the Policy anniversary on or following the primary insured’s 60th birthday); or

• the date the Policy terminates; or

• the Monthiversary on which this rider is terminated on written request by the owner.

When we are paying benefits under the rider, due to the primary insured’s total disability, on the Policy anniversary after the insured’s 60th birthday, the rider will not terminate and benefits will not end until the date the primary insured is no longer totally disabled.

Disability Waiver of Premium Rider

Subject to certain conditions, we will apply the waiver of premium benefit, as shown on the Policy schedule page, as if it is a premium payment into the Policy while the primary insured is totally disabled, as defined in the rider. The waiver of premium benefit is generally equal to the annual planned premium for the Policy, but the maximum payment is the lesser of $12,000 or the maximum annual premium payable under the guideline premium test. We will allocate the resulting net premium into the Policy’s cash value. You may purchase this rider if the primary insured’s issue age is between 15 and 55 years of age. This rider is not available together with the Disability Waiver of Monthly Deductions Rider. In order to pay a benefit, we must receive proof that:

•	the primary insured is totally disabled;

•	the primary insured became totally disabled before the Policy anniversary on or following the primary insured’s 60th birthday; and

•	the primary insured’s total disability has existed continuously for at least six months.

Upon meeting the requirements above, we will also make a retroactive payment equal to six months of benefits under the rider. We will apply the benefit each month on the Monthiversary. We may not pay any benefit that becomes due more than one year before we receive written notice of your claim, after the primary insured’s recovery from disability, or after termination of this rider. It is possible that additional premium payments will be required to keep the Policy in force while the waiver of premium benefit is being paid.

Termination of the rider:	The rider will terminate on the earliest of:

• the Policy anniversary on or following the primary insured’s 60th birthday, unless the primary insured is totally disabled; or

•      the later of the date of recovery from disability or the Policy anniversary on or following the insured’s 100th birthday (with respect to benefits accruing during the continuance of an existing total disability after the Policy anniversary on or following the primary insured’s 60th birthday); or

• the date the Policy terminates; or

• the Monthiversary on which this rider is terminated on written request by the owner.

Primary Insured Rider Plus (“PIR Plus”)

Under the PIR Plus, we provide term insurance coverage on the primary insured on a different basis from the coverage in your Policy.

Features of PIR Plus:	• the rider increases the Policy’s death benefit by the rider’s face amount;

• the rider may be purchased from issue ages 0-85;

• the minimum purchase amount for the rider is $25,000. There is no maximum purchase amount;

• we do not assess any additional surrender charge for the rider;

•      generally the rider coverage costs less than the insurance coverage under the Policy, but it has no cash value and terminates at age 100, and it does not provide a guarantee that current cost of insurance rates in the first three Policy years will remain fixed;

• you may cancel or reduce your rider coverage without decreasing your Policy’s specified amount;

• you may generally decrease your Policy’s specified amount without reducing your rider coverage; and

• subject to the following conditions, on any Monthiversary while this rider is in force, you may convert this rider to a new Policy on the primary insured’s life without evidence of insurability.

Conditions to convert the rider:	• your request must be in writing and sent to our office;

• the primary insured has not reached his/her 86th birthday;

• the new policy is any permanent insurance policy that we currently offer for conversions;

• we may allow an increase to the Policy’s specified amount if the Policy and all of the riders in force allow such an increase;

•      the amount of the insurance under the new policy or the amount of the increase will equal the specified amount in force under the rider as long as it meets the minimum specified amount requirements of a Policy; and

• we will base your premium on the primary insured’s rate class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:

• the Policy anniversary on or following the primary insured’s 100th birthday; or

• the date the Policy terminates; or

• the date you fully convert this rider; or

• the Monthiversary on which you terminate the rider by written request.

It may cost you less to reduce your PIR Plus coverage than to decrease your Policy’s specified amount, because we do not deduct a surrender charge in connection with your PIR Plus. It may cost you more to keep a higher specified amount under the Base Policy, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR Plus. Any changes to the coverage of this rider may affect your minimum monthly guarantee premium.

You should consult your registered representative to determine if you would benefit from PIR Plus. We may discontinue offering PIR Plus at any time. We may also modify the terms of these riders for new policies.

Living Benefit Rider (an Accelerated Death Benefit)

This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof at our office that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured’s life expectancy.

We will pay a “single-sum benefit” equal to:

•	the death benefit on the date we pay the single-sum benefit; multiplied by

•	the election percentage of the death benefit you elect to receive; divided by

•	1 + i (“i” equals the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater) (“discount factor”); minus

•	any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

•	the death benefit available under the Policy once we receive satisfactory proof that the insured is ill; plus

•	the benefit available under any PIR Plus in force.

•	a single-sum benefit may not be greater than $500,000.

The election percentage is a percentage that you select. It may not be greater than 100%.

We will not pay a benefit under the rider if the insured’s terminal condition results from self-inflicted injuries that occur during the period specified in your Policy’s suicide provision.

The rider terminates at the earliest of:

•	the date the Policy terminates;

•	the date a settlement option takes effect;

•	the date we pay a single-sum benefit; or

•	the date you terminate the rider.

We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income due to the early payment of the death benefit. This rider may not be available in all states, or its terms may vary depending on a state’s insurance law requirements.

The tax consequences of adding this rider to an existing Policy or requesting payment under the rider are uncertain and you should consult a tax advisor before doing so.

Inflation Fighter Rider

This rider provides scheduled annual increases to the Policy’s specified amount, starting on the first Policy anniversary and continuing each Policy anniversary until the Policy’s 20th anniversary, without an additional application or evidence of insurability. This rider is available only at issue of the Policy for issue ages 0-65, and is only available if Death Benefit Option A is chosen on the application. The rider is not available to insureds in a substandard rating class.

Features of the rider:	• the Policy’s initial specified amount must be less than $1,000,000;

• any change to the Policy’s death benefit option will cause the rider to terminate and annual specified amount increases to stop;

• any withdrawal, or requested decrease in specified amount of the Policy will cause the rider to terminate and annual scheduled specified amount increases to stop;

• if you decline any scheduled specified amount increase under the rider, the rider will terminate and further scheduled specified amount increases will stop;

•      future scheduled specified amount increases under the rider apply only to the Policy’s specified amount on the Policy date plus any previous scheduled specified amount increases under the rider. Further increases under the rider do not apply to increases in specified amount requested by you after the Policy date;

•      the Policy’s surrender charge period and surrender charges apply separately to each scheduled increase in specified amount. (See Appendix B for an example table showing these charges.) Upon a surrender of the Policy, total surrender charges will be the sum of any surrender charges applicable to the Policy and to each annual increase amount effected under the rider;

• the no lapse period for the Policy will continue to be measured from the Policy date, and will not change each time a scheduled increase in specified amount is effected under the rider;

•      each time a scheduled increase in specified amount is made under the rider, the minimum monthly guarantee premium, and the tests we apply to qualify the Policy as life insurance under Code Section 7702, and for MEC purposes, will be recalculated;

•      scheduled annual increases in specified amount generated by this rider will create a new layer of cost of insurance charges, monthly per unit charges and surrender charges under the Policy. Each new layer of cost of insurance charge and monthly per unit charge resulting from the scheduled annual increase in specified amount will be set based on the insured’s issue age and duration from issue;

•      banding of specified amounts for purposes of applying cost of insurance rates and monthly per unit charges is determined by adding the Policy’s specified amount and the sum of the specified amounts created by operation of the rider. The resulting cost of insurance rates and monthly per unit charges, according to the appropriate specified amount band, will then apply to both the Policy’s specified amount and to each of the specified amount increases generated by the rider; and

•      any requested decreases in specified amount are applied on a “last-in-first-out” basis, such that the last increase in specified amount created by operation of the rider will be eliminated first, and so on.

Termination of the rider:	The rider will terminate on the earliest of:

• the processing date of a requested decrease in the specified amount of the Policy; or

• the date an automatic increase, under the terms of this rider, is declined by the owner; or

• the day following the 20th anniversary of the Policy; or

• a cash withdrawal from the Policy; or

• any change in death benefit option; or

• the date the primary insured dies; or

• the date the Policy terminates for any reason other than the death of the primary insured; or

• the date we receive your written request to terminate the Policy or this rider.

Under the rider the Policy’s specified amount will increase on a compounded basis by 3.53%. As a courtesy, you will receive a notice of the date and amount of each scheduled increase from us on or prior to each anniversary. You may, at that time, decline in writing to us an increase within 45 days of the date of the notice. If you decline a scheduled increase in specified amount, the rider will terminate and further scheduled increases under the rider will be cancelled.

Additional Information

Sale of the Policies

We have entered into a distribution agreement with our affiliate, AFSG Securities Corporation (“AFSG”), for the distribution and sale of the Policies. The Policies are offered to the public through broker-dealers that are licensed under the federal securities laws and state insurance laws, and that sell the Policies through written agreements with AFSG.

The sales commission paid to broker-dealers during 2004 was, on average, 73% of all premiums made during the first Policy year, plus 3% of all premiums made during Policy years 2 – 10. We will pay an additional trail commission of up to 0.25% of the Policy’s subaccount value (excluding the fixed account) on the Policy anniversary if the cash value (minus amounts attributable to loans) equals at least $5,000. Additional sales commissions may also be payable on premiums paid as a result of an increase in specified amount. In addition, certain production, persistency and managerial bonuses may be paid.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Payments may also be made for other services that do not directly involve the sale of the Policies. These services may include, among other things, the recruitment and training of personnel, production of promotional literature, and similar services. These incentives or payments may be different for different broker-dealers.

The broker-dealers may pass on to their sales representatives a portion of the payments made to the broker-dealers in accordance with their respective internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Policy.

We intend to recoup commissions and other sales expenses through a portion of all the charges under the Policy. Commissions paid on sales of the Policies, including other sales incentives, are not directly charged to policyowners or the separate account.

We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Legal Proceedings

Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG’s ability to perform under its principal underwriting agreement, or on Western Reserve’s ability to meet its obligations under the Policy.

Financial Statements

The financial statements of Western Reserve and the separate account are included in the SAI.

Performance Data

Rates of Return

The average rates of return in Table 1 reflect each subaccount’s actual historical investment performance, modified to reflect certain of the Policy’s fees and charges. The total return of a subaccount measures performance from the date the subaccount begins investing in the underlying portfolios. When the first subaccount investing in the underlying portfolios has been in operation for 1, 3, 5, and 10 years, the total return for these periods are provided, adjusted to reflect certain fees and charges for the Policy. We do not show performance for subaccounts in operation for less than six months. This information does not represent or project future investment performance.

The numbers reflect deductions for the annual mortality and expense risk charge, investment management fees and direct fund expenses.

These rates of return do not reflect other charges that are deducted under the Policy or from the separate account (such as the premium expense charge, monthly deduction or the surrender charge). If these charges were deducted, performance would be significantly lower. These rates of return are not estimates, projections or guarantees of future performance.

We also show below comparable figures for the unmanaged Standard & Poor’s Index of 500 Common Stocks (“S&P 500”), a widely used measure of stock market performance. The S&P 500 does not reflect any deduction for the expenses of operating and managing an investment portfolio.

Table 1

Average Annual Subaccount Total Return

For the Periods Ended on December 31, 2004

Subaccount	1 Year	3 Years	5 Years	10 Years or Inception	Subaccount Inception Date
WRL AEGON Bond†	3.75%	N/A	N/A	4.08%	11/01/03
WRL Asset Allocation – Conservative Portfolio	8.89%	N/A	N/A	11.14%	11/01/03
WRL Asset Allocation – Growth Portfolio	13.33%	N/A	N/A	16.85%	11/01/03
WRL Asset Allocation – Moderate Growth Portfolio	12.69%	N/A	N/A	15.53%	11/01/03
WRL Asset Allocation – Moderate Portfolio	10.56%	N/A	N/A	13.02%	11/01/03
WRL Capital Guardian Value	15.83%	N/A	N/A	21.21%	11/01/03
WRL Clarion Real Estate Securities	31.87%	N/A	N/A	36.52%	11/01/03
WRL Federated Growth & Income†	8.39%	N/A	N/A	14.11%	11/01/03
WRL Great Companies – AmericaSM	0.96%	N/A	N/A	6.03%	11/01/03
WRL Great Companies – TechnologySM	7.25%	N/A	N/A	9.38%	11/01/03
WRL Janus Growth†	14.66%	N/A	N/A	17.33%	11/01/03
WRL J.P. Morgan Enhanced Index	10.19%	N/A	N/A	14.91%	11/01/03
WRL J.P. Morgan Mid Cap Value(1)	N/A	N/A	N/A	15.17%	05/03/04
WRL Marsico Growth	11.41%	N/A	N/A	10.59%	11/01/03
WRL Mercury Large Cap Value	17.45%	N/A	N/A	23.70%	11/01/03
WRL MFS High Yield	8.95%	N/A	N/A	10.74%	11/01/03
WRL Munder Net50	14.47%	N/A	N/A	13.57%	11/01/03
WRL PIMCO Total Return	3.71%	N/A	N/A	4.37%	11/01/03
WRL Salomon All Cap	8.32%	N/A	N/A	12.85%	11/01/03
WRL Templeton Great Companies Global†	8.25%	N/A	N/A	13.09%	11/01/03

WRL Third Avenue Value	23.87%	N/A	N/A	25.22%	11/01/03
WRL Transamerica Balanced	10.32%	N/A	N/A	12.24%	11/01/03
WRL Transamerica Convertible Securities	12.33%	N/A	N/A	13.06%	11/01/03
WRL Transamerica Equity	14.94%	N/A	N/A	17.36%	11/01/03
WRL Transamerica Growth Opportunities	15.75%	N/A	N/A	18.08%	11/01/03
WRL Transamerica Money Market(2) †	0.25%	N/A	N/A	0.20%	11/01/03
WRL Transamerica Small/Mid Cap Value(1)	N/A	N/A	N/A	14.59%	05/03/04
WRL Transamerica U.S. Government Securities	2.52%	N/A	N/A	2.97%	11/01/03
WRL Transamerica Value Balanced	9.14%	N/A	N/A	11.13%	11/01/03
WRL T. Rowe Price Equity Income	13.95%	N/A	N/A	18.85%	11/01/03
WRL T. Rowe Price Small Cap	9.54%	N/A	N/A	11.16%	11/01/03
WRL Van Kampen Emerging Growth†	6.34%	N/A	N/A	6.22%	11/01/03
Access U.S. Government Money Market Portfolio	(0.75)%	N/A	N/A	(0.75)%	11/01/03
Potomac Dow 30 Plus Portfolio	2.78%	N/A	N/A	9.50%	11/01/03
Potomac OTC Plus Portfolio	11.15%	N/A	N/A	12.37%	11/01/03
Wells S&P REIT Index Portfolio	26.74%	N/A	N/A	28.51%	11/01/03
Fidelity VIP Index 500 Portfolio	9.52%	N/A	N/A	13.60%	11/01/03
S&P 500†	8.99%	1.82%	(3.77)%	10.18%	10/02/86

†	Shows ten year performance.

(1)	Not annualized.

(2)	The current yield more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount’s investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

Some portfolios began operation before their corresponding subaccount. For these portfolios, we have included in Table 2 below adjusted portfolio performance from the portfolio’s inception date. The adjusted portfolio performance is designed to show the performance that would have resulted if the subaccount had been in operation during the time the portfolio was in operation.

Table 2

Adjusted Historical Portfolio Average Annual Total Return

For the Periods Ended on December 31, 2004

Portfolio	1 Year	3 Years	5 Years	10 Years or Inception	Portfolio Inception Date
AEGON Bond†	3.75%	5.43%	6.71%	6.63%	10/02/86
Asset Allocation – Conservative Portfolio	8.89%	N/A	N/A	7.12%	05/01/02
Asset Allocation – Growth Portfolio	13.33%	N/A	N/A	6.94%	05/01/02
Asset Allocation – Moderate Growth Portfolio	12.69%	N/A	N/A	7.26%	05/01/02
Asset Allocation – Moderate Portfolio	10.56%	N/A	N/A	7.11%	05/01/02
Capital Guardian Value(5)	15.83%	6.79%	6.19%	10.93%	05/27/93
Clarion Real Estate Securities	31.87%	22.24%	20.96%	11.71%	05/01/98
Federated Growth & Income†	8.39%	10.99%	15.02%	12.77%	03/01/94
Great Companies – AmericaSM	0.96%	(0.56)%	N/A	(0.64)%	05/01/00
Great Companies – TechnologySM	7.25%	(0.44)%	N/A	(17.20)%	05/01/00
Janus Growth†	14.66%	1.47%	(12.09)%	10.48%	10/02/86
J.P. Morgan Enhanced Index(4)	10.19%	1.81%	(4.01)%	5.65%	05/02/97
J.P. Morgan Mid Cap Value	13.72%	8.72%	6.54%	6.96%	05/03/99
Marsico Growth	11.41%	0.87%	(4.39)%	(1.20)%	05/03/99
Mercury Large Cap Value	17.45%	8.81%	7.49%	8.52%	05/01/96
MFS High Yield(8)	8.95%	8.85%	4.57%	3.66%	06/01/98
Munder Net50	14.47%	4.98%	N/A	(5.24)%	05/29/01

PIMCO Total Return	3.71%	N/A	N/A	5.07%	05/01/02
Salomon All Cap	8.32%	2.78%	5.25%	7.23%	05/03/99
Templeton Great Companies Global(9) †	8.25%	(0.94)%	(9.44)%	9.31%	12/03/92
Third Avenue Value	23.87%	13.86%	15.90%	12.08%	01/02/98
Transamerica Balanced	10.32%	N/A	N/A	6.32%	05/01/02
Transamerica Convertible Securities	12.33%	N/A	N/A	9.64%	05/01/02
Transamerica Equity(2) †	14.94%	4.93%	(3.28)%	16.55%	02/26/69
Transamerica Growth Opportunities(3)	15.75%	8.63%	N/A	10.19%	12/31/80
Transamerica Money Market(1) †	0.25%	0.33%	1.89%	3.10%	10/02/86
Transamerica Small/Mid Cap Value†	15.48%	9.53%	13.10%	15.04%	05/04/93
Transamerica U.S. Government Securities(6)	2.52%	3.23%	4.64%	5.15%	05/13/94
Transamerica Value Balanced	9.14%	3.64%	5.66%	7.59%	01/03/95
T. Rowe Price Equity Income(7)	13.95%	6.96%	6.64%	11.53%	01/03/95
T. Rowe Price Small Cap	9.54%	3.25%	(2.17)%	3.79%	05/03/99
Van Kampen Emerging Growth†	6.34%	(3.50)%	(12.24)%	11.59%	03/01/93

Access U.S. Government Money Market Portfolio	(0.75)%	N/A	N/A	(0.75)%	05/01/03
Potomac Dow 30 Plus Portfolio	2.78%	N/A	N/A	13.56%	05/01/03
Potomac OTC Plus Portfolio	11.15%	N/A	N/A	20.66%	05/01/03
Wells S&P REIT Index Portfolio	26.74%	N/A	N/A	28.83%	05/01/03

Fidelity VIP Index 500 Portfolio	9.52%	2.33%	N/A	(3.10)%	01/12/00

S&P 500†	8.99%	1.82%	(3.77)%	10.18%	10/02/86

†	Shows ten year performance.

(1)	The current yield more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount’s investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

(2)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

(3)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

(4)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust.

(5)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust.

(6)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust.

(7)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of the Endeavor Series Trust.

(8)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor High Yield Portfolio of the Endeavor Series Trust.

(9)	Effective May 1, 2004, Templeton Great Companies Global merged into Janus Global and was renamed Templeton Great Companies Global.

The annualized yield for the WRL Transamerica Money Market subaccount for the seven days ended December 31, 2004 was 1.15%.

Additional information regarding the investment performance of the portfolios appears in the fund prospectuses, which accompany this prospectus.

Table of Contents of the Statement of Additional Information

Glossary

The Policy – General Provisions

Ownership Rights

Our Right to Contest the

Policy

Suicide Exclusion

Misstatement of Age or Gender

Modifying the Policy

Mixed and Shared Funding

Death Benefit

Additional Information

Settlement Options

Additional Information about Western Reserve and the Separate Account

Legal Matters

Variations in Policy Provisions

Personalized Illustrations of Policy Benefits

Sale of the Policies

Report to Owners

Records

Independent Auditors

Experts

Financial Statements

Underwriters

Underwriting Standards

IMSA

Performance Data

Other Performance Data in Advertising Sales Literature

Western Reserve’s Published Ratings

Index to Financial Statements

WRL Series Life Account

Western Reserve Life Assurance Co. of Ohio

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

attained age	The issue age of the person insured, plus the number of completed years since the Policy date (for the initial specified amount) or the date of each increase in specified amount.

beneficiary(ies)	The person or persons you select to receive the death benefit proceeds from the Policy. You name the primary beneficiary and contingent beneficiaries.

cash value	At the end of any valuation period, the sum of your Policy’s value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds	The amount we will pay to the beneficiary(ies) on the insured’s death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including accrued loan interest, and any due and unpaid monthly deductions.

decrease charge	Surrender charge that may be imposed upon a decrease in specified amount during the first 8 Policy years (or during the 8 years subsequent to an increase in specified amount). The WRL Xcelerator Exec Policy does not have a decrease charge.

fixed account	An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account.

free-look period	The period during which you may return the Policy and receive a refund as described in this prospectus. The length of the free-look period varies by state. The free-look period is listed in the Policy.

funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.

in force	While coverage under the Policy is active and the insured’s life remains insured.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule page of your Policy.

insured	The person whose life is insured by the Policy.

issue age	The insured’s age on his or her birthday on or prior to the Policy date. When you increase the Policy’s specified amount of insurance coverage, the issue age for the new layer of specified amount coverage is the insured’s age on his or her birthday on or prior to the date that the increase in specified amount takes effect. This age may be different from the attained age on other layers of specified amount coverage.

lapse	When life insurance coverage ends and the Policy terminates because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

minimum monthly guarantee premium (Base and Focus Policies)	The amount shown on your Policy schedule page that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount (including increases generated by the Inflation Fighter Rider), or add, increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place. A grace period will begin whenever your net surrender value is not enough to meet monthly deductions and the no lapse guarantee is no longer in effect.

Monthiversary	This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deduction	The monthly Policy charge, plus the monthly cost of insurance, plus the monthly per unit charge, plus the monthly charge for any riders added to your Policy, plus, if any, the decrease charge incurred as a result of a decrease in your specified amount, all of which are deducted from the Policy’s cash value on each Monthiversary.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value	The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value minus any surrender charge, and minus any outstanding loan amount and accrued loan interest.

no lapse date (Base Policy)	For a Policy issued to any insured ages 0-55, the no lapse date is the same date as the Policy’s 10th anniversary. For a Policy issued to an insured ages 56-59, the no lapse date is the Policy anniversary at the insured’s attained age 65. For a Policy issued to an insured ages 60-85, the no lapse date is the fifth Policy anniversary. The no lapse date is specified in your Policy.

no lapse date (Focus Policy)	For a Policy issued to any insured ages 0-55, the no lapse date is the same date as the Policy’s 8th anniversary. For a Policy issued to an insured ages 56-60, the no lapse date is the Policy anniversary at the insured’s attained age 64. For a Policy issued to an insured ages 61-85, the no lapse date is the fourth Policy anniversary. The no lapse date is specified in your Policy.

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse if certain conditions are met. The WRL Xcelerator Exec Policy does not offer a no lapse period.

NYSE	The New York Stock Exchange.

office	Our administrative office and mailing address is P.O. Box 5068, Clearwater, Florida 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-851-9777. Our hours are Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy	The WRL Xcelerator (the Base Policy) or WRL Xcelerator Focus or WRL Xcelerator Exec variable life insurance policy without any supplemental riders (benefits).

Policy date	The date when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule page of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date	The date we reallocate all cash value held in the reallocation account to the fixed account and subaccounts you selected on your application. We place your net premium in the reallocation account only if your state requires us to return the full premium in the event you exercise your free-look right. In those states the reallocation date is the Policy date, plus the number of days in your state’s free-look period, plus five days. In all other states, the reallocation date is the Policy date.

record date	The date we record your Policy on our books as an in force Policy. The record date is generally the Policy date, unless the Policy is backdated.

separate account	The WRL Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount	The initial specified amount is the amount shown on the Policy’s schedule page that you receive when the Policy is issued. The specified amount in force is the initial specified amount, adjusted for any increases or decreases in the Policy’s specified amount (including any increase in specified amount generated by the Inflation Fighter Rider). Other events such as a request to increase or decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A or if you choose Option C death benefit and the insured is attained age 71 or greater) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

surrender charge	If, during the first 8 Policy years (or during the 8-year period subsequent to an increase in specified amount), you fully surrender the Policy, we will deduct a surrender charge from the cash value. The WRL Xcelerator Exec Policy does not have a surrender charge.

termination	When the insured’s life is no longer insured under the Policy or any rider, and the Policy or any rider is no longer in force.

valuation date	Each day the New York Stock Exchange is open for trading. Western Reserve is open for business whenever the New York Stock Exchange is open.

valuation period	The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our (Western Reserve)	Western Reserve Life Assurance Co. of Ohio.

written notice	The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our office.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

Appendix A

Surrender Charge Per Thousand of Specified Amount Layer

(Based on the gender and rate class of the insured)

Issue Age	Male/Unisex Tobacco	Male/Unisex Non-Tobacco	Male/Female Juvenile	Female Tobacco	Female Non-Tobacco
0	N/A	N/A	21.17	N/A	N/A
1	N/A	N/A	14.69	N/A	N/A
2	N/A	N/A	14.69	N/A	N/A
3	N/A	N/A	14.26	N/A	N/A
4	N/A	N/A	13.82	N/A	N/A
5	N/A	N/A	13.82	N/A	N/A
6	N/A	N/A	13.82	N/A	N/A
7	N/A	N/A	13.82	N/A	N/A
8	N/A	N/A	13.82	N/A	N/A
9	N/A	N/A	13.82	N/A	N/A
10	N/A	N/A	13.82	N/A	N/A
11	N/A	N/A	13.82	N/A	N/A
12	N/A	N/A	13.82	N/A	N/A
13	N/A	N/A	14.26	N/A	N/A
14	N/A	N/A	14.69	N/A	N/A
15	N/A	N/A	15.12	N/A	N/A
16	N/A	N/A	15.34	N/A	N/A
17	N/A	N/A	15.98	N/A	N/A
18	16.56	15.70		16.56	15.70
19	16.78	15.91		16.78	15.91
20	16.99	16.13		16.99	16.13
21	17.78	16.49		17.35	16.49
22	18.07	16.78		17.64	16.78
23	18.43	17.14		18.00	17.14
24	18.72	17.42		18.72	17.42
25	19.51	17.78		19.08	17.78
26	20.14	18.85		19.71	18.42
27	20.74	19.47		20.32	19.05
28	21.27	20.01		21.27	19.59
29	22.27	21.02		21.85	20.60
30	22.84	21.60		22.43	21.18
31	23.94	22.30		23.12	21.89
32	24.54	23.32		24.14	22.92
33	25.60	23.99		24.80	23.59
34	26.57	24.58		25.77	24.18
35	27.19	25.61		26.40	25.21
36	27.49	25.60		26.73	25.22
37	27.78	25.97		27.06	25.25
38	28.17	26.09		26.78	25.40
39	28.44	26.14		26.80	25.15

Issue Age	Male/Unisex Tobacco	Male/Unisex Non-Tobacco	Female Tobacco	Female Non-Tobacco
40	28.55	26.36	26.68	25.12
41	30.63	28.13	28.76	26.88
42	32.81	30.00	30.94	28.76
43	35.20	31.77	33.02	30.10
44	37.91	33.85	35.05	31.02
45	40.35	35.67	36.18	31.97
46	42.64	37.34	37.39	32.99
47	44.93	38.79	38.65	34.09
48	47.22	40.30	39.98	35.24
49	49.82	41.91	41.39	36.45
50	52.73	43.63	42.89	37.77
51	55.33	45.47	44.46	39.14
52	58.81	47.44	46.12	40.61
53	61.98	49.53	47.89	42.19
54	66.09	51.78	49.76	43.84
55	69.26	54.18	51.73	45.62
56	72.53	56.72	53.81	47.50
57	74.10	59.46	55.98	49.50
58	74.10	62.37	58.34	51.66
59	74.10	65.49	60.91	54.00
60	74.10	68.86	63.66	56.51
61	74.10	72.46	66.64	59.24
62	74.10	74.10	69.85	62.17
63	74.10	74.10	73.33	65.34
64	74.10	74.10	74.10	68.74
65	74.10	74.10	74.10	72.38
66 and over	74.10	74.10	74.10	74.10

Appendix B

Monthly Per Unit Charges (Rate Per Thousand)

	WRL Xcelerator and WRL Xcelerator Focus*
Issue Age	Band 1	Band 2	Band 3	Issue Age	PIR+	Issue Age	OIR
0	0.16	0.13	0.12	0	0.01	0	0.03
1	0.16	0.13	0.12	1	0.01	1	0.03
2	0.16	0.13	0.12	2	0.01	2	0.03
3	0.17	0.13	0.12	3	0.01	3	0.03
4	0.17	0.14	0.12	4	0.01	4	0.03
5	0.17	0.14	0.12	5	0.01	5	0.03
6	0.17	0.14	0.12	6	0.01	6	0.03
7	0.17	0.14	0.13	7	0.01	7	0.03
8	0.17	0.14	0.13	8	0.01	8	0.03
9	0.17	0.14	0.13	9	0.01	9	0.03
10	0.17	0.14	0.13	10	0.01	10	0.03
11	0.17	0.14	0.13	11	0.01	11	0.03
12	0.17	0.14	0.13	12	0.01	12	0.03
13	0.17	0.14	0.13	13	0.01	13	0.03
14	0.17	0.14	0.13	14	0.01	14	0.03
15	0.17	0.14	0.13	15	0.01	15	0.03
16	0.17	0.14	0.13	16	0.01	16	0.03
17	0.17	0.14	0.13	17	0.01	17	0.03
18	0.17	0.14	0.13	18	0.01	18	0.03
19	0.17	0.14	0.13	19	0.01	19	0.03
20	0.17	0.14	0.13	20	0.01	20	0.03
21	0.17	0.14	0.13	21	0.01	21	0.03
22	0.17	0.14	0.13	22	0.01	22	0.03
23	0.17	0.14	0.13	23	0.01	23	0.03
24	0.18	0.15	0.13	24	0.01	24	0.03
25	0.18	0.15	0.14	25	0.01	25	0.03
26	0.18	0.15	0.14	26	0.01	26	0.03
27	0.19	0.16	0.14	27	0.01	27	0.04
28	0.19	0.16	0.15	28	0.01	28	0.04
29	0.20	0.17	0.16	29	0.01	29	0.04
30	0.20	0.17	0.16	30	0.01	30	0.04
31	0.21	0.18	0.17	31	0.01	31	0.04
32	0.22	0.19	0.18	32	0.01	32	0.04
33	0.23	0.20	0.19	33	0.01	33	0.05
34	0.24	0.21	0.20	34	0.01	34	0.05
35	0.25	0.22	0.21	35	0.01	35	0.05
36	0.26	0.23	0.22	36	0.01	36	0.05
37	0.28	0.25	0.23	37	0.01	37	0.06
38	0.29	0.26	0.25	38	0.01	38	0.06
39	0.31	0.28	0.26	39	0.02	39	0.07
40	0.32	0.29	0.28	40	0.02	40	0.07
41	0.34	0.31	0.30	41	0.02	41	0.07

*	Different monthly per unit charges apply under the Exec Policies. See the SAI for these charges.

	WRL Xcelerator and WRL Xcelerator Focus*
Issue Age	Band 1	Band 2	Band 3	Issue Age	PIR+	Issue Age	OIR
42	0.36	0.33	0.32	42	0.02	42	0.08
43	0.38	0.35	0.33	43	0.02	43	0.08
44	0.40	0.37	0.35	44	0.02	44	0.09
45	0.41	0.38	0.37	45	0.02	45	0.09
46	0.43	0.40	0.39	46	0.02	46	0.10
47	0.45	0.42	0.41	47	0.02	47	0.10
48	0.47	0.44	0.42	48	0.03	48	0.11
49	0.48	0.45	0.44	49	0.03	49	0.11
50	0.50	0.47	0.46	50	0.03	50	0.11
51	0.52	0.49	0.48	51	0.03	51	0.12
52	0.54	0.51	0.50	52	0.03	52	0.12
53	0.57	0.54	0.52	53	0.03	53	0.13
54	0.60	0.57	0.56	54	0.03	54	0.14
55	0.63	0.60	0.59	55	0.04	55	0.15
56	0.68	0.65	0.63	56	0.04	56	0.16
57	0.72	0.69	0.68	57	0.04	57	0.17
58	0.78	0.75	0.74	58	0.04	58	0.18
59	0.83	0.80	0.79	59	0.05	59	0.20
60	0.89	0.86	0.85	60	0.05	60	0.21
61	0.96	0.93	0.91	61	0.05	61	0.23
62	1.02	0.99	0.98	62	0.06	62	0.24
63	1.08	1.05	1.04	63	0.06	63	0.26
64	1.14	1.11	1.10	64	0.07	64	0.27
65	1.20	1.17	1.16	65	0.07	65	0.29
66	1.25	1.22	1.21	66	0.07	66	0.30
67	1.31	1.28	1.27	67	0.08	67	0.32
68	1.37	1.34	1.32	68	0.08	68	0.33
69	1.42	1.39	1.38	69	0.08	69	0.35
70	1.48	1.45	1.44	70	0.09	70	0.36
71	1.54	1.51	1.49	71	0.09	71	0.37
72	1.59	1.56	1.55	72	0.09	72	0.39
73	1.65	1.62	1.61	73	0.10	73	0.40
74	1.70	1.67	1.66	74	0.10	74	0.42
75	1.76	1.73	1.72	75	0.10	75	0.43
76	1.82	1.79	1.77	76	0.11	76	0.44
77	1.88	1.84	1.83	77	0.11	77	0.46
78	1.95	1.90	1.89	78	0.11	78	0.47
79	2.01	1.96	1.94	79	0.12	79	0.49
80	2.08	2.01	2.00	80	0.12	80	0.50
81	2.14	2.07	2.06	81	0.12	81	0.51
82	2.20	2.13	2.11	82	0.13	82	0.53
83	2.25	2.18	2.17	83	0.13	83	0.54
84	2.29	2.24	2.23	84	0.13	84	0.56
85	2.32	2.29	2.28	85	0.14	85	0.57

*	Different monthly per unit charges apply under the Exec Policies. See the SAI for these charges.

Appendix C

Inflation Fighter Rider Surrender Charge and Monthly Per Unit Charge Tables for the WRL Xcelerator (Base Policy)

The charts below show the surrender charge and monthly per unit charge associated with the Inflation Fighter Rider. These are based on a male, issue age 30, Preferred Elite rate class with an initial specified amount of $450,000.

The above chart shows the base Policy surrender charge and the surrender charge that applies to each scheduled annual increase. The Policy and each of the scheduled annual increases has a surrender charge that applies for 8 Policy years from the issue date or the date of the scheduled increase.

The above chart shows the current Policy monthly per unit charge and the monthly per unit charge that applies to each scheduled annual increase. The Policy and each of the scheduled annual increases has a monthly per unit charge that applies for 8 Policy years from the issue date or the date of the scheduled increase. In this example, the Policy moves from band 1 to band 2 in Policy year 5, resulting in lower monthly per unit charge rates.

Appendix D

Illustrations

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%. The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

We based the illustration on page      on a Base Policy and a Focus Policy for an insured who is a 30 year old male in the Preferred Elite rate class (the “representative insured”), annual premium paid on the first day of each Policy year of $2,500, a $300,000 initial specified amount and death benefit Option A. The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates for the representative insured.

The illustration for the representative insured on page      is based on the same factors of those on page     , except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables).

We based the illustration on page      on an Exec Policy for an insured who is a 45 year old male in the Standard Non-Smoker rate class (the “representative insured”) paying an annual premium of $7,000, a $130,000 initial specified amount and death benefit Option A. The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates for the representative insured.

The illustration for the representative insured on page      is based on the same factors of those on page     , except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the Commissioners 1980 Standard Ordinary Mortality Tables).

The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy. The current illustration uses the current charges, and the guaranteed illustration uses the guaranteed charges. These fees are:

(1)	the daily charge for assuming mortality and expense risks assessed against each subaccount. This charge is equivalent to an annual charge of 0.75% of the average net assets of the subaccounts during the first 15 Policy years (we guarantee to reduce this charge to 0.30% after the first 15 Policy years). We intend to reduce this charge to 0.00% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.30% level after the 15th Policy year;

(2)	estimated daily expenses equivalent to an effective arithmetic average annual expense level of % of the portfolios’ gross average daily net assets. The % gross average portfolio expense level assumes an equal allocation of amounts among the 37 subaccounts. We used annualized actual audited expenses incurred during 2004 for the portfolios to calculate the gross average annual expense level; and

(3)	the premium expense charge (0% of all premium payments in the first Policy year and 3% of all premiums paid thereafter) and cash value charges using the current monthly Policy charge.

For the Base Policy and the Focus Policy the net surrender value in a Policy year also reflects the amount you would pay in surrender charges if you surrendered the Policy during that Policy year. We do not deduct a surrender charge under the Exec Policy. Therefore, the net surrender value and the cash value in a given Policy year are the same.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return. Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges. If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%. Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return. The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features. Contact your registered representative or our office. (See prospectus back cover – Inquiries.)

WRL XCELERATOR and WRL XCELERATOR FOCUS

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 30

Specified Amount	$300,000	Preferred Elite Class
Annual Premium	$2,500	Option Type A

Using Current Cost of Insurance Rates

	DEATH BENEFIT			CASH VALUE
	Assuming Hypothetical Gross and Net Annual Investment Return of			Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.87% (Net)	6% (Gross) 5.13% (Net)	10% (Gross) 9.13% (Net)	0% (Gross) -0.87% (Net)	6% (Gross) 5.13% (Net)	10% (Gross) 9.13% (Net)
1	300,000	300,000	300,000	1,588	1,710	1,791
2	300,000	300,000	300,000	3,072	3,411	3,646
3	300,000	300,000	300,000	4,523	5,178	5,647
4	300,000	300,000	300,000	5,944	7,016	7,809
5	300,000	300,000	300,000	7,337	8,929	10,148
6	300,000	300,000	300,000	8,701	10,920	12,676
7	300,000	300,000	300,000	10,035	12,990	15,408
8	300,000	300,000	300,000	11,339	15,142	18,361
9	300,000	300,000	300,000	13,327	18,117	22,305
10	300,000	300,000	300,000	15,271	21,211	26,569
15	300,000	300,000	300,000	24,282	38,586	53,644
20	300,000	300,000	300,000	33,151	61,607	96,796
25	300,000	300,000	300,000	40,756	90,415	163,176
30 (Age 60)	300,000	300,000	356,449	46,680	126,523	266,007
35 (Age 65)	300,000	300,000	517,761	50,086	171,959	424,394
40 (Age 70)	300,000	300,000	774,298	49,696	230,036	667,498
45 (Age 75)	300,000	327,774	1,114,382	43,372	306,330	1,041,478
50 (Age 80)	300,000	425,215	1,700,192	27,188	404,967	1,619,231
55 (Age 85)	*	556,020	2,627,186	*	529,543	2,502,082
60 (Age 90)	*	719,792	4,034,510	*	685,516	3,842,391
65 (Age 95)	*	894,079	5,963,320	*	885,227	5,904,278
70 (Age 100)	*	1,150,388	9,154,041	*	1,150,388	9,154,041

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.87% (Net)	6% (Gross) 5.13% (Net)	10% (Gross) 9.13% (Net)	End of Policy Year	0% (Gross) -0.87% (Net)	6% (Gross) 5.13% (Net)	10% (Gross) 9.13% (Net)
1	—	—	—	20	33,151	61,607	96,796
2	—	—	—	25	40,756	90,415	163,176
3	—	642	1,111	30 (Age 60)	46,680	126,523	266,007
4	2,056	3,128	3,921	35 (Age 65)	50,086	171,959	424,394
5	4,745	6,337	7,556	40 (Age 70)	49,696	230,036	667,498
6	6,757	8,976	10,732	45 (Age 75)	43,372	306,330	1,041,478
7	8,739	11,976	14,112	50 (Age 80)	27,188	404,967	1,619,231
8	11,339	15,142	18,361	55 (Age 85)	*	529,543	2,502,082
9	13,327	18,117	22,305	60 (Age 90)	*	685,516	3,842,391
10	15,271	21,211	26,569	65 (Age 95)	*	885,227	5,904,278
15	24,282	38,586	53,644	70 (Age 100)	*	1,150,388	9,154,041

*	In the absence of an additional payment, the Policy would lapse.

WRL XCELERATOR and WRL XCELERATOR FOCUS

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 30

Specified Amount	$300,000	Preferred Elite Class
Annual Premium	$2,500	Option Type A

Using Guaranteed Cost of Insurance Rates

	DEATH BENEFIT			CASH VALUE
	Assuming Hypothetical Gross and Net Annual Investment Return of			Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.87% (Net)	6% (Gross) 5.13% (Net)	10% (Gross) 9.13% (Net)	0% (Gross) -0.87% (Net)	6% (Gross) 5.13% (Net)	10% (Gross) 9.13% (Net)
1	300,000	300,000	300,000	1,431	1,545	1,622
2	300,000	300,000	300,000	2,834	3,154	3,375
3	300,000	300,000	300,000	4,205	4,823	5,265
4	300,000	300,000	300,000	5,170	6,170	6,911
5	300,000	300,000	300,000	6,101	7,557	8,676
6	300,000	300,000	300,000	6,995	8,984	10,569
7	300,000	300,000	300,000	7,850	10,449	12,596
8	300,000	300,000	300,000	8,658	11,946	14,762
9	300,000	300,000	300,000	9,417	13,473	17,075
10	300,000	300,000	300,000	10,125	15,029	19,546
15	300,000	300,000	300,000	12,739	23,112	34,607
20	300,000	300,000	300,000	13,721	32,004	56,601
25	300,000	300,000	300,000	15,187	44,438	92,411
30 (Age 60)	300,000	300,000	300,000	11,224	55,265	144,448
35 (Age 65)	*	300,000	300,000	*	60,844	223,223
40 (Age 70)	*	300,000	401,696	*	53,185	346,290
45 (Age 75)	*	300,000	567,627	*	13,646	530,493
50 (Age 80)	*	*	849,671	*	*	809,210
55 (Age 85)	*	*	1,274,192	*	*	1,213,516
60 (Age 90)	*	*	1,872,934	*	*	1,783,747
65 (Age 95)	*	*	2,663,251	*	*	2,636,882
70 (Age 100)	*	*	4,040,246	*	*	4,040,246

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.87% (Net)	6% (Gross) 5.13% (Net)	10% (Gross) 9.13% (Net)	End of Policy Year	0% (Gross) -0.87% (Net)	6% (Gross) 5.13% (Net)	10% (Gross) 9.13% (Net)
1	—	—	—	20	13,721	32,004	56,601
2	—	—	—	25	15,187	44,438	92,411
3	—	287	729	30 (Age 60)	11,224	55,265	144,448
4	1,282	2,282	3,023	35 (Age 65)	*	60,844	223,223
5	3,509	4,965	6,084	40 (Age 70)	*	53,185	346,290
6	5,051	7,040	8,625	45 (Age 75)	*	13,646	530,493
7	6,554	9,153	11,300	50 (Age 80)	*	*	809,210
8	8,658	11,946	14,762	55 (Age 85)	*	*	1,213,516
9	9,417	13,473	17,075	60 (Age 90)	*	*	1,783,747
10	10,125	15,029	19,546	65 (Age 95)	*	*	2,636,882
15	12,739	23,112	34,607	70 (Age 100)	*	*	4,040,246

*	In the absence of an additional payment, the Policy would lapse.

WRL XCELERATOR EXEC

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 45

Specified Amount	$130,000	STANDARD NON-TOBACCO CLASS
Annual Premium	$7,000 for 7 yrs	Option Type A

Using Current Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.87% (Net)	6% (Gross) 5.13% (Net)	10% (Gross) 9.13% (Net)	0% (Gross) -0.87% (Net)	6% (Gross) 5.13% (Net)	10% (Gross) 9.13% (Net)
1	130,000	130,000	130,000	6,302	6,703	6,970
2	130,000	130,000	130,000	11,857	13,029	13,837
3	130,000	130,000	130,000	17,300	19,610	21,258
4	130,000	130,000	130,000	22,636	26,462	29,285
5	130,000	130,000	130,000	27,877	33,608	37,980
6	130,000	130,000	130,000	33,018	41,058	47,399
7	130,000	130,000	136,480	38,067	48,831	57,606
8	130,000	130,000	141,044	36,326	49,837	61,285
9	130,000	130,000	147,857	35,405	51,715	66,112
10	130,000	130,000	155,029	34,454	53,644	71,300
15 (Age 60)	130,000	130,000	196,827	29,031	64,060	103,542
20 (Age 65)	130,000	133,197	260,868	23,586	79,275	155,261
25 (Age 70)	130,000	147,674	349,607	16,041	98,085	232,209
30 (Age 75)	130,000	164,406	470,392	2,751	120,161	343,800
35 (Age 80)	*	185,453	641,111	*	146,426	506,196
40 (Age 85)	*	210,904	880,687	*	177,351	740,580
45 (Age 90)	*	242,875	1,224,730	*	214,190	1,080,081
50 (Age 95)	*	281,073	1,711,128	*	259,629	1,580,580
55 (Age 100)	*	329,761	2,423,038	*	321,254	2,360,524

NET SURRENDER VALUE

Assuming Hypothetical Gross and Net Annual Investment Return of

End of Policy Year	0% (Gross) -0.87% (Net)	6% (Gross) 5.13% (Net)	10% (Gross) 9.13% (Net)	End of Policy Year	0% (Gross) -0.87% (Net)	6% (Gross) 5.13% (Net)	10% (Gross) 9.13% (Net)
1	6,302	6,703	6,970	15 (Age 60)	29,031	64,060	103,542
2	11,857	13,029	13,837	20 (Age 65)	23,586	79,275	155,261
3	17,300	19,610	21,258	25 (Age 70)	16,041	98,085	232,209
4	22,636	26,462	29,285	30 (Age 75)	2,751	120,161	343,800
5	27,877	33,608	37,980	35 (Age 80)	*	146,426	506,196
6	33,018	41,058	47,399	40 (Age 85)	*	177,351	740,580
7	38,067	48,831	57,606	45 (Age 90)	*	214,190	1,080,081
8	36,326	49,837	61,285	50 (Age 95)	*	259,629	1,580,580
9	35,405	51,715	66,112	55 (Age 100)	*	321,254	2,360,524
10	34,454	53,644	71,300

*	In the absence of an additional payment, the Policy would lapse.

WRL XCELERATOR EXEC

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 45

Specified Amount	$130,000	STANDARD NON-TOBACCO CLASS
Annual Premium	$7,000 for 7 yrs	Option Type A

Using Guaranteed Cost of Insurance Rates

	DEATH BENEFIT			CASH VALUE
	Assuming Hypothetical Gross and Net Annual Investment Return of			Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.87% (Net)	6% (Gross) 5.13% (Net)	10% (Gross) 9.13% (Net)	0% (Gross) -0.87% (Net)	6% (Gross) 5.13% (Net)	10% (Gross) 9.13% (Net)
1	130,000	130,000	130,000	6,302	6,703	6,970
2	130,000	130,000	130,000	11,284	12,440	13,239
3	130,000	130,000	130,000	16,164	18,412	20,019
4	130,000	130,000	130,000	20,945	24,633	27,360
5	130,000	130,000	130,000	25,626	31,115	35,316
6	130,000	130,000	130,000	30,207	37,873	43,944
7	130,000	130,000	130,000	34,687	44,922	53,310
8	130,000	130,000	130,000	32,328	45,132	56,067
9	130,000	130,000	131,989	29,909	45,283	59,016
10	130,000	130,000	135,161	27,418	45,365	62,163
15 (Age 60)	130,000	130,000	154,049	13,466	44,371	81,038
20 (Age 65)	*	130,000	182,194	*	40,455	108,436
25 (Age 70)	*	130,000	218,272	*	28,230	144,977
30 (Age 75)	*	*	263,664	*	*	192,706
35 (Age 80)	*	*	320,608	*	*	253,140
40 (Age 85)	*	*	391,383	*	*	329,118
45 (Age 90)	*	*	479,352	*	*	422,737
50 (Age 95)	*	*	589,144	*	*	544,196
55 (Age 100)	*	*	718,705	*	*	700,163

NET SURRENDER VALUE

Assuming Hypothetical Gross and Net Annual Investment Return of

End of Policy Year	0% (Gross) -0.87% (Net)	6% (Gross) 5.13% (Net)	10% (Gross) 9.13% (Net)	End of Policy Year	0% (Gross) -0.87% (Net)	6% (Gross) 5.13% (Net)	10% (Gross) 9.13% (Net)
1	6,302	6,703	6,970	15 (Age 60)	13,466	44,371	81,038
2	11,284	12,440	13,239	20 (Age 65)	*	40,455	108,436
3	16,164	18,412	20,019	25 (Age 70)	*	28,230	144,977
4	20,945	24,633	27,360	30 (Age 75)	*	*	192,706
5	25,626	31,115	35,316	35 (Age 80)	*	*	253,140
6	30,207	37,873	43,944	40 (Age 85)	*	*	329,118
7	34,687	44,922	53,310	45 (Age 90)	*	*	422,737
8	32,328	45,132	56,067	50 (Age 95)	*	*	544,196
9	29,909	45,283	59,016	55 (Age 100)	*	*	700,163
10	27,418	45,365	62,163

*	In the absence of an additional payment, the Policy would lapse.

Prospectus Back Cover

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, cash surrender value and cash value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount band, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your registered representative, or our office at:

Western Reserve Life

P.O. Box 5068

Clearwater, Florida 33758-5068

1-800-851-9777

Facsimile: 1-727-299-1620

(Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time)

www.westernreserve.com

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-942-8090. You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549-0102. The Registrant’s file numbers are listed below.

SEC File No. 333-107705/811-4420

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2005

WRL XCELERATORSM

issued through

WRL Series Life Account

by

Western Reserve Life Assurance Co. of Ohio

570 Carillon Parkway

St. Petersburg, Florida 33716

1-800-851-9777

(727) 299-1800

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the WRL XceleratorSM flexible premium variable life insurance policy offered by Western Reserve Life Assurance Co. of Ohio. You may obtain a copy of the prospectus dated May 1, 2005, by calling 1-800-851-9777 (Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time), or by writing to the administrative office at, Western Reserve Life, P.O. Box 5068, Clearwater, Florida 33758-5068. The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.

This SAI is not a prospectus and should be read only in conjunction with the prospectuses for the Policy and the AEGON/Transamerica Series Trust – Initial Class, Access Variable Insurance Trust, and Fidelity Variable Insurance Products Fund – Service Class 2 Shares.

i

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

attained age	The issue age of the person insured, plus the number of completed years since the Policy date (for the initial specified amount) or the date of each increase in specified amount.

beneficiary(ies)	The person or persons you select to receive the death benefit proceeds from the Policy. You name the primary beneficiary and contingent beneficiaries.

cash value	At the end of any valuation period, the sum of your Policy’s value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds	The amount we will pay to the beneficiary(ies) on the insured’s death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including any accrued loan interest, and any due and unpaid monthly deductions.

decrease charge	Surrender charge that may be imposed upon a decrease in specified amount during the first 8 Policy years (or during the 8 years subsequent to an increase in specified amount). The WRL Xcelerator Exec Policy does not have a decrease charge.

fixed account	An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account.

free-look period	The period during which you may return the Policy and receive a refund as described in the prospectus. The length of the free-look period varies by state. The free-look period is listed in the Policy.

funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.

in force	While coverage under the Policy is active and the insured’s life remains insured.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule pages of your Policy.

insured	The person whose life is insured by the Policy.

issue age	The insured’s age on his or her birthday on or prior to the Policy date. When you increase the Policy’s specified amount of insurance coverage, the issue age for the new layer of specified amount coverage is the insured’s age on his or her birthday on or prior to the date that the increase in specified amount takes effect. This age may be different from the attained age on other layers of specified amount coverage.

lapse	When life insurance coverage ends and the Policy terminates because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

1

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

minimum monthly guarantee premium (Base and Focus Policies)	The amount shown on your Policy schedule pages that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount (including increases generated by the Inflation Fighter Rider), or add, increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place. A grace period will begin whenever your net surrender value is not enough to meet monthly deductions and the no lapse guarantee is no longer in effect.

Monthiversary	This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deduction	The monthly Policy charge, plus the monthly cost of insurance, plus the monthly per unit charge, plus the monthly charge for any riders added to your Policy, plus, if any, the decrease charge incurred as a result of a decrease in your specified amount, all of which are deducted from the Policy’s cash value on each Monthiversary.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value	The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value minus any surrender charge, and minus any outstanding loan amount and accrued loan interest.

no lapse date (Base Policy)	For a Policy issued to any insured ages 0-55, the no lapse date is the same date as the Policy’s 10th anniversary. For a Policy issued to an insured ages 56-59, the no lapse date is the Policy anniversary at the insured’s attained age 65. For a Policy issued to an insured ages 60-85, the no lapse date is the fifth Policy anniversary. The no lapse date is specified in your Policy.

no lapse date (Focus Policy)	For a Policy issued to any insured ages 0-55, the no lapse date is the same date as the Policy’s 8th anniversary. For a Policy issued to an insured ages 56-60, the no lapse date is the Policy anniversary at the insured’s attained age 64. For a Policy issued to an insured ages 61-85, the no lapse date is the fourth Policy anniversary. The no lapse date is specified in your Policy.

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse if certain conditions are met. The WRL Xcelerator Exec Policy does not offer a no lapse period.

NYSE	The New York Stock Exchange.

office	Our administrative office and mailing address is P.O. Box 5068, Clearwater, Florida 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-851-9777. Our hours are Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

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Policy	The WRL Xcelerator (the Base Policy) or WRL Xcelerator Focus or WRL Xcelerator Exec variable life insurance policy without any supplemental riders (benefits).

Policy date	The date when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule pages of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date	The date we reallocate all cash value held in the reallocation account to the fixed account and subaccounts you selected on your application. We place your net premium in the reallocation account only if your state requires us to return the full premium in the event you exercise your free-look right. In those states the reallocation date is the Policy date, plus the number of days in your state’s free-look period, plus five days. In all other states, the reallocation date is the Policy date.

record date	The date we record your Policy on our books as an in force Policy. The record date is generally the Policy date, unless the Policy is backdated.

separate account	The WRL Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount	The initial specified amount is the amount shown on the Policy’s schedule pages that you receive when the Policy is issued. The specified amount in force is the initial specified amount, adjusted for any increases or decreases in the Policy’s specified amount (including any increase in specified amount generated by the Inflation Fighter Rider). Other events such as a request to increase or decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A or if you choose Option C death benefit and the insured is attained age 71 or greater) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

surrender charge	If, during the first 8 Policy years (or during the 8-year period subsequent to an increase in specified amount), you fully surrender the Policy, we will deduct a surrender charge from the cash value. The WRL Xcelerator Exec Policy does not have a surrender charge.

termination	When the insured’s life is no longer insured under the Policy or any rider, and the Policy or any rider is no longer in force.

valuation date	Each day the New York Stock Exchange is open for trading. Western Reserve is open for business whenever the New York Stock Exchange is open.

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valuation period	The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our (Western Reserve)	Western Reserve Life Assurance Co. of Ohio.

written notice	The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our office.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

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In order to supplement the description in the prospectus, the following provides additional information about Western Reserve and the Policy, which may be of interest to a prospective purchaser.

The Policy – General Provisions

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner’s estate. The owner may exercise certain rights described below.

Changing the Owner	• Change the owner by providing written notice to us at our office at any time while the insured is alive and the Policy is in force.

• Change is effective as of the date that the written notice is accepted by us at our office.

• Changing the owner does not automatically change the beneficiary.

• Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.

• We are not liable for payments we made before we received the written notice at our office.

Choosing the Beneficiary	• The owner designates the beneficiary (the person to receive the death benefit when the insured dies) in the application.

• If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.

• If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.

• If both the beneficiary and contingent beneficiary die before the insured, then the death benefit will be paid to the owner or the owner’s estate upon the insured’s death.

Changing the Beneficiary	• The owner changes the beneficiary by providing written notice to us at our office.

• Change is effective as of the date the owner signs the written notice.

• We are not liable for any payments we made before we received the written notice at our office.

Assigning the Policy	• The owner may assign Policy rights while the insured is alive.

• The owner retains any ownership rights that are not assigned.

• Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.

• Claims under any assignment are subject to proof of interest and the extent of the assignment.

• We are not:

• bound by any assignment unless we receive a written notice of the assignment at our office;

• responsible for the validity of any assignment;

• liable for any payment we made before we received written notice of the assignment at our office; or

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• bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).

• Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

Selecting the tax test

•      The owner may elect either the guideline premium test or the cash value accumulation test. Your election may affect the amount of the death benefit payable under your Policy, the amount of premiums you may pay, and the amount of your monthly deduction.

Our Right to Contest the Policy

In issuing the Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy’s validity or may resist a claim under the Policy.

A new two year contestability period shall apply to each increase in specified amount that requires evidence of insurability (excluding automatic increases generated by the Inflation Fighter Rider), beginning on the effective date of each increase and will apply only to statements made in the application for the increase.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy, or requested increase that requires evidence of insurability, has been in force during the insured’s lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.

Suicide Exclusion

If the insured commits suicide, while sane or insane, within two years of the Policy date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any outstanding loan amount, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum.

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in specified amount that requires evidence of insurability, our liability with respect to such increase will be its cost of insurance charges and any per unit charges.

Misstatement of Age or Gender

If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge and per unit charge for the most recent monthly deduction would have purchased based on the insured’s correct age and gender.

Modifying the Policy

Only our President or Secretary may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No registered representative may bind us by making any promise not contained in the Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

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Mixed and Shared Funding

In addition to the separate account, shares of the portfolios are also sold to other separate accounts that we (or our affiliates) establish to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Neither the funds nor we currently foresee any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners. However, the funds’ Board of Directors/Trustees will monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.

If a fund’s Board of Directors/Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

Death Benefit

To qualify as “life insurance” under the federal tax laws, the Policy must provide a minimum death benefit. The minimum death benefit will be determined as of the date of death of the insured. Under current federal tax law, either the “guideline premium” test or the “cash value accumulation” test may be used to determine whether the Policy qualifies as “life insurance” under the Internal Revenue Code.

The “guideline premium” tax test limits the dollar amount of payments you may make under a Policy. There are no such legal limits on the amount of premium payments under the “cash value accumulation” tax test, although we may apply our own limits. The factors used to determine the minimum death benefit applicable to a given cash value are different under the two tests.

You must elect one of the tax tests at the time of application for the Policy. You may not change tests. You should consult a qualified tax advisor in choosing between the “guideline premium” and the “cash value accumulation” tests and in choosing a death benefit option.

The minimum death benefit is computed by multiplying the cash value as of the date of the insured’s death by a limitation percentage for the insured’s age. Under the cash value accumulation test the cash value in this calculation is reduced by any applicable net single premium for riders that are qualified additional benefits before multiplying by the limitation percentage. The minimum death benefit factors will be adjusted to conform to any changes in federal tax laws.

Additional Information

Settlement Options

If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

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Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured’s date of death.

Under any settlement option, the dollar amount of each payment will depend on four things:

•	the amount of the surrender on the surrender date or death benefit proceeds on the insured’s date of death;

•	the interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 2.0%);

•	the mortality tables we use; and

•	the specific payment option(s) you choose.

Option 1—Equal Monthly Installments for a Fixed Period	• We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 240 months.

• We will stop making payments once we have made all the payments for the period selected.

Option 2—Equal Monthly Installments for Life (Life Income)	At your or the beneficiary’s direction, we will make equal monthly installments:

• only for the life of the payee, at the end of which payments will end; or

• for the longer of the payee’s life, or for 10 years if the payee dies before the end of the first 10 years of payments; or

• for the longer of the payee’s life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

Option 3—Equal Monthly Installments for the Life of the Payee and then to a Designated Survivor (Joint and Survivor)	• We will make equal monthly payments during the joint lifetime of two persons, first to a chosen payee, and then to a co-payee, if living, upon the death of the payee.

• Payments to the co-payee, if living, upon the payee’s death will equal either:

• the full amount paid to the payee before the payee’s death; or

• two-thirds of the amount paid to the payee before the payee’s death.

• All payments will cease upon the death of the co-payee.

Additional Information about Western Reserve and the Separate Account

Western Reserve is a stock life insurance company that is wholly-owned by First AUSA Life Insurance Company, which, in turn, is wholly-owned indirectly by AEGON USA, Inc., which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. Western Reserve’s office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202 and the mailing address is P.O. Box 5068, Clearwater, Florida 33758-5068.

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Western Reserve was incorporated in 1957 under the laws of Ohio and is subject to regulation by the Insurance Department of the State of Ohio, as well as by the insurance departments of all other states and jurisdictions in which it does business. Western Reserve is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, and in the District of Columbia. Western Reserve submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Western Reserve established the separate account as a separate investment account under Ohio law in 1985. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Western Reserve, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws.

Western Reserve holds the assets of the separate account physically segregated and apart from the general account. Western Reserve maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. (“AEGON USA”) in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.

Legal Matters

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws. All matters of Ohio law pertaining to the Policy have been passed upon by Steven R. Shepard, Esq., Senior Vice President, General Counsel and Assistant Secretary of Western Reserve.

Variations in Policy Provisions

Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include restrictions on use of the fixed account and different interest rates charged and credited on Policy loans. Please refer to your Policy, since any variations will be included in your Policy or in riders or endorsements attached to your Policy.

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.

The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Sale of the Policies

The Policy will be sold by individuals who are licensed as our life insurance agents and who are also registered representatives of broker-dealers having written sales agreements for the Policy with Western Reserve and AFSG Securities Corporation (“AFSG”), the principal underwriter of the Policy. Both AFSG and Western Reserve are indirect subsidiaries of AEGON U.S. Corporation. AFSG is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AFSG is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. (“NASD”). AFSG was organized on March 12, 1986 under the laws of the State of Pennsylvania. The Principal Underwriting Agreement between AFSG

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and Western Reserve on behalf of its separate account went into effect May 1, 1999. More information about AFSG is available at http://www.nasdr.com or by calling 1-800-289-9999.

AFSG Securities Corporation, the principal underwriter for the Policy, will receive 12b-1 fees that equal 0.25% of average daily portfolio assets of the Fidelity VIP Fund, and 0.25% of the average daily net assets of the AVIT portfolio shares held for the Policies as compensation for providing certain shareholder support services. AFSG will also receive an additional fee based on the value of shares of the Fidelity VIP Fund and AVIT portfolios held for the Policies as compensation for providing certain recordkeeping services.

During fiscal years 2004, 2003 and 2002, AFSG received $85,863,632, $67,236,938 and $82,236,981, respectively, as sales compensation with respect to all Policies issued through the separate account. No amounts were retained by AFSG.

Reports to Owners

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

• the current cash value

• the current net surrender value

• the current death benefit

• outstanding loans

• any activity since the last report

• projected values

• investment experience of each subaccount

• any other information required by law

You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

Records

We will maintain all records relating to the separate account and the fixed account.

Independent Auditors

The accounting firm of Ernst & Young LLP, independent auditors, provided audit services to the separate account and Western Reserve for the year ended December 31, 2004. The principal business address of Ernst & Young LLP is 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309-2764. The financial statements audited by Ernst & Young LLP are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Experts

Actuarial matters included in this SAI have been examined by Lorne Schinbein, Vice President and Managing Actuary of Western Reserve, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, as stated in the opinion filed as an exhibit to the registration statement.

Financial Statements

Western Reserve’s financial statements and schedules appear on the following pages. These financial statements and schedules should be distinguished from the separate account’s financial statements and you should consider these financial statements and schedules only as bearing upon Western Reserve’s ability to meet our

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obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.

Western Reserve’s financial statements and schedules at December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.

Underwriters

Underwriting Standards

The Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of gender.

Your cost of insurance charge will vary by the insured’s gender, issue age on the Policy date, issue age at the time of any increase in specified amount, rate band, length of time from the Policy date or from the date of any increase in specified amount, and rate class. We currently place insureds into the following rate classes:

•	preferred elite;

•	preferred plus;

•	preferred;

•	non-tobacco;

•	preferred tobacco;

•	tobacco; and

•	juvenile – under 18.

We also place insureds in various sub-standard rate classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco. The WRL Xcelerator Exec Policy is also available on a simplified issue and guaranteed issue underwriting basis provided additional requirements are met (minimum number of lives in the group, maximum coverage limits, satisfactory participation requirements, and satisfactory group risk characteristics).

IMSA

We are a member of the Insurance Marketplace Standards Association (“IMSA”). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the “Consumer” section or by contacting IMSA at 240-497-2900.

Performance Data

Other Performance Data in Advertising Sales Literature

We may compare each subaccount’s performance to the performance of:

•	other variable life issuers in general;

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•	variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. (“Lipper”) and Morningstar, Inc. (“Morningstar”); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron’s, Kiplinger’s Personal Finance, and Fortune);

•	Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

•	the Standard & Poor’s Index of 500 Common Stocks, or other widely recognized indices;

•	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

•	other types of investments, such as:

•	certificates of deposit;

•	savings accounts and U.S. Treasuries;

•	certain interest rate and inflation indices (e.g., the Consumer Price Index); or

•	indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

Western Reserve’s Published Ratings

We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody’s Investors Service, Inc., Standard & Poor’s Insurance Rating Services, and Fitch Ratings. These ratings are opinions regarding an operating insurance company’s financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.

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Appendix A

Monthly Per Unit Charges (Rate Per Thousand)

WRL Xcelerator Exec

	Duration 1
	Tobacco
	Male				Female				Unisex
Issue Age	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4
18	0.18	0.16	0.15	0.15	0.16	0.14	0.14	0.13	0.18	0.16	0.15	0.15
19	0.19	0.17	0.16	0.16	0.16	0.15	0.14	0.14	0.19	0.17	0.16	0.16
20	0.19	0.17	0.17	0.16	0.17	0.15	0.15	0.15	0.19	0.17	0.17	0.16
21	0.20	0.18	0.18	0.17	0.18	0.16	0.16	0.15	0.20	0.18	0.18	0.17
22	0.21	0.19	0.18	0.18	0.18	0.17	0.16	0.16	0.21	0.19	0.18	0.18
23	0.22	0.20	0.19	0.18	0.19	0.17	0.17	0.16	0.22	0.20	0.19	0.18
24	0.23	0.21	0.20	0.19	0.20	0.18	0.18	0.17	0.23	0.21	0.20	0.19
25	0.24	0.21	0.21	0.20	0.21	0.19	0.18	0.18	0.24	0.21	0.21	0.20
26	0.25	0.22	0.21	0.21	0.21	0.19	0.19	0.18	0.25	0.22	0.21	0.21
27	0.26	0.23	0.22	0.21	0.22	0.20	0.19	0.19	0.26	0.23	0.22	0.21
28	0.26	0.24	0.23	0.22	0.23	0.21	0.20	0.20	0.26	0.24	0.23	0.22
29	0.27	0.24	0.23	0.23	0.24	0.21	0.21	0.20	0.27	0.24	0.23	0.23
30	0.28	0.25	0.24	0.23	0.24	0.22	0.21	0.21	0.28	0.25	0.24	0.23
31	0.29	0.26	0.25	0.24	0.25	0.22	0.22	0.21	0.29	0.26	0.25	0.24
32	0.30	0.27	0.26	0.25	0.26	0.23	0.23	0.22	0.30	0.27	0.26	0.25
33	0.31	0.28	0.27	0.26	0.27	0.24	0.24	0.23	0.31	0.28	0.27	0.26
34	0.33	0.29	0.28	0.27	0.28	0.25	0.25	0.24	0.33	0.29	0.28	0.27
35	0.35	0.31	0.30	0.29	0.30	0.26	0.26	0.25	0.35	0.31	0.30	0.29
36	0.37	0.33	0.31	0.30	0.31	0.28	0.27	0.26	0.36	0.33	0.31	0.30
37	0.39	0.35	0.34	0.33	0.33	0.30	0.29	0.28	0.38	0.35	0.34	0.33
38	0.42	0.37	0.36	0.35	0.35	0.32	0.30	0.30	0.41	0.37	0.35	0.35
39	0.45	0.40	0.38	0.37	0.38	0.34	0.32	0.31	0.44	0.39	0.37	0.36
40	0.48	0.43	0.41	0.40	0.40	0.36	0.34	0.33	0.47	0.42	0.40	0.39
41	0.51	0.45	0.44	0.42	0.42	0.38	0.36	0.35	0.50	0.44	0.43	0.41
42	0.54	0.48	0.46	0.45	0.45	0.40	0.38	0.37	0.53	0.47	0.45	0.44
43	0.57	0.51	0.49	0.47	0.47	0.42	0.40	0.39	0.56	0.50	0.48	0.46
44	0.60	0.53	0.51	0.50	0.50	0.44	0.42	0.41	0.59	0.52	0.50	0.49
45	0.62	0.55	0.53	0.51	0.52	0.46	0.44	0.43	0.61	0.54	0.52	0.50
46	0.64	0.57	0.55	0.53	0.54	0.48	0.46	0.45	0.63	0.56	0.54	0.52
47	0.65	0.58	0.56	0.54	0.56	0.50	0.48	0.47	0.64	0.57	0.55	0.53
48	0.66	0.59	0.57	0.55	0.58	0.52	0.50	0.49	0.65	0.58	0.56	0.54
49	0.67	0.60	0.58	0.56	0.61	0.54	0.52	0.50	0.66	0.59	0.57	0.55
50	0.68	0.61	0.58	0.57	0.63	0.56	0.54	0.52	0.68	0.61	0.58	0.57
51	0.69	0.62	0.59	0.57	0.65	0.58	0.56	0.54	0.69	0.62	0.59	0.57
52	0.71	0.63	0.60	0.58	0.67	0.60	0.58	0.56	0.71	0.63	0.60	0.58
53	0.73	0.65	0.62	0.60	0.70	0.62	0.60	0.58	0.73	0.65	0.62	0.60
54	0.75	0.67	0.64	0.62	0.72	0.64	0.62	0.60	0.75	0.67	0.64	0.62
55	0.78	0.69	0.66	0.64	0.75	0.66	0.64	0.62	0.78	0.69	0.66	0.64
56	0.82	0.72	0.69	0.67	0.77	0.68	0.66	0.64	0.82	0.72	0.69	0.67
57	0.86	0.76	0.73	0.71	0.80	0.71	0.68	0.66	0.85	0.76	0.73	0.71
58	0.91	0.80	0.77	0.74	0.83	0.73	0.70	0.68	0.90	0.79	0.76	0.73
59	0.96	0.84	0.81	0.78	0.85	0.75	0.72	0.70	0.95	0.83	0.80	0.77

13

WRL Xcelerator Exec

	Duration 1
	Tobacco
	Male				Female				Unisex
Issue Age	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4
60	1.02	0.89	0.85	0.83	0.88	0.77	0.75	0.72	1.01	0.88	0.84	0.82
61	1.07	0.94	0.90	0.87	0.91	0.80	0.77	0.75	1.05	0.93	0.89	0.86
62	1.13	0.99	0.95	0.92	0.94	0.82	0.79	0.77	1.11	0.97	0.93	0.91
63	1.19	1.04	1.00	0.97	0.98	0.85	0.82	0.80	1.17	1.02	0.98	0.95
64	1.25	1.09	1.05	1.02	1.02	0.89	0.85	0.83	1.23	1.07	1.03	1.00
65	1.31	1.14	1.10	1.06	1.06	0.93	0.89	0.86	1.29	1.12	1.08	1.04
66	1.37	1.19	1.15	1.11	1.11	0.97	0.93	0.90	1.34	1.17	1.13	1.09
67	1.43	1.24	1.19	1.16	1.16	1.01	0.97	0.94	1.40	1.22	1.17	1.14
68	1.49	1.29	1.24	1.20	1.22	1.06	1.02	0.99	1.46	1.27	1.22	1.18
69	1.55	1.34	1.29	1.25	1.28	1.11	1.07	1.03	1.52	1.32	1.27	1.23
70	1.61	1.40	1.34	1.30	1.34	1.16	1.12	1.08	1.58	1.38	1.32	1.28
71	1.67	1.45	1.39	1.35	1.40	1.22	1.17	1.13	1.64	1.43	1.37	1.33
72	1.74	1.51	1.45	1.41	1.47	1.28	1.23	1.19	1.71	1.49	1.43	1.39
73	1.81	1.57	1.51	1.46	1.54	1.34	1.28	1.24	1.78	1.55	1.49	1.44
74	1.89	1.64	1.57	1.52	1.61	1.40	1.34	1.30	1.86	1.62	1.55	1.50
75	1.97	1.71	1.64	1.59	1.69	1.46	1.40	1.36	1.94	1.69	1.62	1.57
76	2.05	1.78	1.70	1.65	1.75	1.52	1.45	1.41	2.02	1.75	1.68	1.63
77	2.14	1.85	1.77	1.72	1.82	1.58	1.51	1.47	2.11	1.82	1.74	1.70
78	2.23	1.93	1.85	1.79	1.90	1.65	1.58	1.53	2.20	1.90	1.82	1.76
79	2.33	2.01	1.93	1.87	1.98	1.72	1.64	1.59	2.30	1.98	1.90	1.84
80	2.43	2.10	2.01	1.95	2.07	1.79	1.71	1.66	2.39	2.07	1.98	1.92

14

WRL Xcelerator Exec

	Duration 1
	Non-Tobacco
	Male				Female				Unisex
Issue Age	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4
18	0.12	0.11	0.11	0.10	0.11	0.10	0.10	0.10	0.12	0.11	0.11	0.10
19	0.13	0.12	0.11	0.11	0.12	0.11	0.10	0.10	0.13	0.12	0.11	0.11
20	0.13	0.12	0.11	0.11	0.12	0.11	0.10	0.10	0.13	0.12	0.11	0.11
21	0.14	0.12	0.12	0.11	0.12	0.11	0.11	0.10	0.14	0.12	0.12	0.11
22	0.14	0.13	0.12	0.12	0.13	0.11	0.11	0.11	0.14	0.13	0.12	0.12
23	0.14	0.13	0.12	0.12	0.13	0.12	0.11	0.11	0.14	0.13	0.12	0.12
24	0.15	0.13	0.13	0.12	0.13	0.12	0.11	0.11	0.15	0.13	0.13	0.12
25	0.15	0.14	0.13	0.13	0.14	0.12	0.12	0.11	0.15	0.14	0.13	0.13
26	0.16	0.14	0.14	0.13	0.14	0.13	0.12	0.12	0.16	0.14	0.14	0.13
27	0.16	0.15	0.14	0.14	0.15	0.13	0.13	0.12	0.16	0.15	0.14	0.14
28	0.17	0.15	0.14	0.14	0.15	0.14	0.13	0.13	0.17	0.15	0.14	0.14
29	0.17	0.16	0.15	0.15	0.16	0.14	0.13	0.13	0.17	0.16	0.15	0.15
30	0.18	0.16	0.15	0.15	0.16	0.14	0.14	0.13	0.18	0.16	0.15	0.15
31	0.19	0.17	0.16	0.15	0.17	0.15	0.14	0.14	0.19	0.17	0.16	0.15
32	0.19	0.17	0.16	0.16	0.17	0.15	0.15	0.14	0.19	0.17	0.16	0.16
33	0.20	0.18	0.17	0.16	0.18	0.16	0.15	0.15	0.20	0.18	0.17	0.16
34	0.20	0.18	0.17	0.17	0.18	0.16	0.16	0.15	0.20	0.18	0.17	0.17
35	0.21	0.19	0.18	0.17	0.19	0.17	0.16	0.16	0.21	0.19	0.18	0.17
36	0.21	0.19	0.18	0.18	0.19	0.17	0.16	0.16	0.21	0.19	0.18	0.18
37	0.22	0.19	0.19	0.18	0.20	0.18	0.17	0.16	0.22	0.19	0.19	0.18
38	0.22	0.20	0.19	0.18	0.20	0.18	0.17	0.17	0.22	0.20	0.19	0.18
39	0.23	0.20	0.19	0.19	0.21	0.19	0.18	0.17	0.23	0.20	0.19	0.19
40	0.23	0.21	0.20	0.19	0.21	0.19	0.18	0.18	0.23	0.21	0.20	0.19
41	0.24	0.21	0.20	0.20	0.22	0.19	0.19	0.18	0.24	0.21	0.20	0.20
42	0.24	0.22	0.21	0.20	0.22	0.20	0.19	0.18	0.24	0.22	0.21	0.20
43	0.25	0.22	0.21	0.20	0.23	0.20	0.19	0.19	0.25	0.22	0.21	0.20
44	0.25	0.23	0.22	0.21	0.23	0.20	0.20	0.19	0.25	0.23	0.22	0.21
45	0.26	0.23	0.22	0.22	0.23	0.21	0.20	0.19	0.26	0.23	0.22	0.22
46	0.27	0.24	0.23	0.22	0.23	0.21	0.20	0.19	0.27	0.24	0.23	0.22
47	0.28	0.25	0.24	0.23	0.23	0.21	0.20	0.19	0.28	0.25	0.24	0.23
48	0.29	0.26	0.25	0.24	0.23	0.20	0.19	0.19	0.28	0.25	0.24	0.24
49	0.30	0.26	0.25	0.25	0.22	0.20	0.19	0.18	0.29	0.25	0.24	0.24
50	0.31	0.27	0.26	0.26	0.22	0.19	0.19	0.18	0.30	0.26	0.25	0.25
51	0.32	0.28	0.27	0.26	0.22	0.19	0.18	0.18	0.31	0.27	0.26	0.25
52	0.33	0.29	0.28	0.27	0.21	0.19	0.18	0.18	0.32	0.28	0.27	0.26
53	0.34	0.30	0.29	0.28	0.21	0.19	0.18	0.18	0.33	0.29	0.28	0.27
54	0.35	0.31	0.30	0.29	0.22	0.19	0.19	0.18	0.34	0.30	0.29	0.28
55	0.36	0.32	0.31	0.30	0.23	0.20	0.19	0.19	0.35	0.31	0.30	0.29
56	0.38	0.33	0.32	0.31	0.24	0.21	0.20	0.20	0.37	0.32	0.31	0.30
57	0.39	0.34	0.33	0.32	0.26	0.23	0.22	0.21	0.38	0.33	0.32	0.31
58	0.40	0.35	0.34	0.33	0.28	0.25	0.24	0.23	0.39	0.34	0.33	0.32
59	0.41	0.36	0.35	0.34	0.30	0.27	0.26	0.25	0.40	0.35	0.34	0.33

15

WRL Xcelerator Exec

	Duration 1
	Non-Tobacco
Issue Age	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4
60	0.42	0.37	0.36	0.35	0.33	0.29	0.28	0.27	0.41	0.36	0.35	0.34
61	0.44	0.38	0.37	0.36	0.35	0.31	0.30	0.29	0.43	0.37	0.36	0.35
62	0.45	0.39	0.38	0.37	0.38	0.33	0.32	0.31	0.44	0.38	0.37	0.36
63	0.46	0.40	0.39	0.38	0.40	0.35	0.34	0.33	0.45	0.40	0.39	0.38
64	0.48	0.42	0.40	0.39	0.42	0.37	0.35	0.34	0.47	0.42	0.40	0.39
65	0.49	0.43	0.41	0.40	0.44	0.38	0.36	0.35	0.49	0.43	0.41	0.40
66	0.50	0.44	0.42	0.41	0.45	0.39	0.37	0.36	0.50	0.44	0.42	0.41
67	0.52	0.45	0.43	0.42	0.45	0.39	0.38	0.37	0.51	0.44	0.43	0.42
68	0.53	0.46	0.45	0.43	0.46	0.40	0.38	0.37	0.52	0.45	0.44	0.42
69	0.55	0.48	0.46	0.44	0.46	0.40	0.39	0.37	0.54	0.47	0.45	0.43
70	0.56	0.49	0.47	0.46	0.46	0.40	0.39	0.37	0.55	0.48	0.46	0.45
71	0.58	0.50	0.48	0.47	0.46	0.40	0.39	0.38	0.57	0.49	0.47	0.46
72	0.59	0.52	0.50	0.48	0.46	0.40	0.39	0.38	0.58	0.51	0.49	0.47
73	0.61	0.53	0.51	0.50	0.47	0.41	0.39	0.38	0.60	0.52	0.50	0.49
74	0.63	0.55	0.53	0.51	0.47	0.41	0.39	0.38	0.61	0.54	0.52	0.50
75	0.65	0.56	0.54	0.52	0.48	0.42	0.40	0.39	0.63	0.55	0.53	0.51
76	0.66	0.58	0.56	0.54	0.49	0.43	0.41	0.40	0.64	0.57	0.55	0.53
77	0.68	0.59	0.57	0.55	0.51	0.44	0.42	0.41	0.66	0.58	0.56	0.54
78	0.70	0.61	0.59	0.57	0.52	0.45	0.43	0.42	0.68	0.59	0.57	0.56
79	0.72	0.63	0.60	0.59	0.53	0.46	0.44	0.43	0.70	0.61	0.58	0.57
80	0.75	0.65	0.62	0.60	0.55	0.47	0.46	0.44	0.73	0.63	0.60	0.58

16

WRL Xcelerator Exec

	Duration 2-8 (Current) / Duration 2+ (Guaranteed)
	Tobacco
Issue Age	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4
18	0.31	0.28	0.27	0.26	0.27	0.25	0.24	0.23	0.31	0.28	0.27	0.26
19	0.32	0.29	0.28	0.28	0.28	0.26	0.25	0.24	0.32	0.29	0.28	0.28
20	0.34	0.31	0.30	0.29	0.30	0.27	0.26	0.26	0.34	0.31	0.30	0.29
21	0.36	0.32	0.31	0.30	0.31	0.28	0.28	0.27	0.36	0.32	0.31	0.30
22	0.37	0.34	0.33	0.32	0.33	0.30	0.29	0.28	0.37	0.34	0.33	0.32
23	0.39	0.36	0.34	0.33	0.34	0.31	0.30	0.30	0.39	0.36	0.34	0.33
24	0.41	0.37	0.36	0.35	0.36	0.33	0.32	0.31	0.41	0.37	0.36	0.35
25	0.43	0.39	0.38	0.37	0.38	0.34	0.33	0.32	0.43	0.39	0.38	0.37
26	0.45	0.41	0.40	0.38	0.40	0.36	0.35	0.34	0.45	0.41	0.40	0.38
27	0.47	0.43	0.41	0.40	0.41	0.37	0.36	0.35	0.46	0.42	0.41	0.40
28	0.49	0.45	0.43	0.42	0.43	0.39	0.38	0.37	0.48	0.44	0.43	0.42
29	0.52	0.47	0.45	0.44	0.45	0.40	0.39	0.38	0.51	0.46	0.44	0.43
30	0.54	0.49	0.47	0.45	0.47	0.42	0.41	0.40	0.53	0.48	0.46	0.45
31	0.56	0.51	0.49	0.47	0.49	0.44	0.43	0.42	0.55	0.50	0.48	0.47
32	0.59	0.53	0.51	0.50	0.51	0.46	0.45	0.44	0.58	0.52	0.50	0.49
33	0.62	0.56	0.54	0.52	0.53	0.48	0.47	0.46	0.61	0.55	0.53	0.51
34	0.65	0.59	0.57	0.55	0.56	0.51	0.49	0.48	0.64	0.58	0.56	0.54
35	0.69	0.62	0.60	0.58	0.59	0.54	0.52	0.51	0.68	0.61	0.59	0.57
36	0.74	0.67	0.64	0.62	0.63	0.57	0.55	0.54	0.73	0.66	0.63	0.61
37	0.79	0.71	0.68	0.66	0.67	0.60	0.59	0.57	0.78	0.70	0.67	0.65
38	0.84	0.76	0.73	0.71	0.71	0.64	0.62	0.60	0.83	0.75	0.72	0.70
39	0.90	0.82	0.79	0.76	0.76	0.68	0.66	0.64	0.89	0.81	0.78	0.75
40	0.97	0.87	0.84	0.82	0.80	0.73	0.70	0.68	0.95	0.86	0.83	0.81
41	1.03	0.93	0.89	0.87	0.85	0.77	0.74	0.72	1.01	0.91	0.88	0.86
42	1.09	0.99	0.95	0.92	0.90	0.82	0.78	0.76	1.07	0.97	0.93	0.90
43	1.15	1.04	1.00	0.97	0.95	0.86	0.83	0.80	1.13	1.02	0.98	0.95
44	1.21	1.09	1.05	1.02	1.00	0.91	0.87	0.84	1.19	1.07	1.03	1.00
45	1.26	1.14	1.09	1.06	1.05	0.95	0.91	0.89	1.24	1.12	1.07	1.04
46	1.30	1.17	1.13	1.10	1.10	1.00	0.96	0.93	1.28	1.15	1.11	1.08
47	1.33	1.20	1.15	1.12	1.15	1.04	1.00	0.97	1.31	1.18	1.14	1.11
48	1.35	1.22	1.17	1.14	1.19	1.08	1.04	1.01	1.33	1.21	1.16	1.13
49	1.38	1.24	1.19	1.16	1.24	1.12	1.08	1.04	1.37	1.23	1.18	1.15
50	1.40	1.26	1.21	1.17	1.29	1.16	1.12	1.09	1.39	1.25	1.20	1.16
51	1.42	1.28	1.23	1.19	1.34	1.21	1.16	1.13	1.41	1.27	1.22	1.18
52	1.46	1.31	1.26	1.22	1.39	1.25	1.21	1.17	1.45	1.30	1.26	1.22
53	1.51	1.36	1.30	1.26	1.45	1.31	1.26	1.22	1.50	1.36	1.30	1.26
54	1.57	1.41	1.35	1.31	1.52	1.37	1.32	1.28	1.57	1.41	1.35	1.31
55	1.66	1.49	1.42	1.38	1.59	1.43	1.38	1.34	1.65	1.48	1.42	1.38
56	1.77	1.59	1.52	1.47	1.67	1.50	1.45	1.41	1.76	1.58	1.51	1.46
57	1.89	1.70	1.62	1.58	1.75	1.57	1.52	1.47	1.88	1.69	1.61	1.57
58	2.04	1.82	1.75	1.69	1.84	1.65	1.59	1.55	2.02	1.80	1.73	1.68
59	2.19	1.96	1.88	1.82	1.93	1.73	1.67	1.62	2.16	1.94	1.86	1.80

17

WRL Xcelerator Exec

	Duration 2-8 (Current) / Duration 2+ (Guaranteed)
	Tobacco
Issue Age	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4
60	2.35	2.10	2.02	1.96	2.03	1.82	1.75	1.70	2.32	2.07	1.99	1.93
61	2.52	2.25	2.16	2.10	2.13	1.91	1.84	1.78	2.48	2.22	2.13	2.07
62	2.70	2.41	2.31	2.24	2.24	2.01	1.93	1.87	2.65	2.37	2.27	2.20
63	2.88	2.56	2.46	2.39	2.35	2.11	2.03	1.97	2.83	2.52	2.42	2.35
64	3.05	2.71	2.61	2.53	2.47	2.22	2.13	2.07	2.99	2.66	2.56	2.48
65	3.22	2.86	2.76	2.67	2.60	2.33	2.24	2.17	3.16	2.81	2.71	2.62
66	3.38	3.01	2.90	2.81	2.74	2.45	2.35	2.28	3.32	2.95	2.85	2.76
67	3.54	3.14	3.03	2.94	2.88	2.58	2.47	2.40	3.47	3.08	2.97	2.89
68	3.69	3.28	3.16	3.06	3.02	2.70	2.59	2.51	3.62	3.22	3.10	3.01
69	3.84	3.42	3.29	3.19	3.17	2.84	2.72	2.64	3.77	3.36	3.23	3.14
70	4.00	3.56	3.42	3.32	3.33	2.98	2.86	2.77	3.93	3.50	3.36	3.27
71	4.17	3.70	3.56	3.45	3.49	3.13	3.00	2.90	4.10	3.64	3.50	3.40
72	4.35	3.86	3.71	3.60	3.67	3.28	3.15	3.05	4.28	3.80	3.65	3.55
73	4.54	4.03	3.88	3.76	3.85	3.45	3.30	3.20	4.47	3.97	3.82	3.70
74	4.75	4.22	4.05	3.93	4.05	3.62	3.47	3.36	4.68	4.16	3.99	3.87
75	4.98	4.42	4.25	4.12	4.26	3.81	3.65	3.53	4.91	4.36	4.19	4.06
76	5.22	4.63	4.45	4.31	4.45	3.98	3.80	3.68	5.14	4.57	4.39	4.25
77	5.48	4.86	4.67	4.53	4.67	4.17	3.99	3.86	5.40	4.79	4.60	4.46
78	5.75	5.10	4.90	4.75	4.90	4.38	4.19	4.05	5.67	5.03	4.83	4.68
79	6.04	5.35	5.14	4.98	5.14	4.59	4.39	4.25	5.95	5.27	5.07	4.91
80	6.34	5.61	5.40	5.23	5.39	4.82	4.60	4.45	6.25	5.53	5.32	5.15

18

WRL Xcelerator Exec

	Duration 2-8 (Current) / Duration 2+ (Guaranteed)
	Non-Tobacco
	Male				Female				Unisex
Issue Age	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4
18	0.22	0.20	0.19	0.19	0.20	0.18	0.17	0.17	0.22	0.20	0.19	0.19
19	0.23	0.21	0.20	0.19	0.21	0.19	0.18	0.17	0.23	0.21	0.20	0.19
20	0.23	0.21	0.20	0.20	0.21	0.19	0.18	0.18	0.23	0.21	0.20	0.20
21	0.24	0.22	0.21	0.20	0.22	0.20	0.19	0.18	0.24	0.22	0.21	0.20
22	0.25	0.23	0.22	0.21	0.22	0.20	0.20	0.19	0.25	0.23	0.22	0.21
23	0.26	0.23	0.22	0.22	0.23	0.21	0.20	0.20	0.26	0.23	0.22	0.22
24	0.27	0.24	0.23	0.23	0.24	0.22	0.21	0.20	0.27	0.24	0.23	0.23
25	0.28	0.25	0.24	0.23	0.25	0.23	0.22	0.21	0.28	0.25	0.24	0.23
26	0.29	0.26	0.25	0.24	0.26	0.24	0.23	0.22	0.29	0.26	0.25	0.24
27	0.30	0.27	0.26	0.25	0.27	0.25	0.24	0.23	0.30	0.27	0.26	0.25
28	0.32	0.29	0.27	0.27	0.28	0.26	0.25	0.24	0.32	0.29	0.27	0.27
29	0.33	0.30	0.29	0.28	0.30	0.27	0.26	0.25	0.33	0.30	0.29	0.28
30	0.34	0.31	0.30	0.29	0.31	0.28	0.27	0.26	0.34	0.31	0.30	0.29
31	0.36	0.33	0.31	0.30	0.32	0.29	0.28	0.27	0.36	0.33	0.31	0.30
32	0.37	0.34	0.33	0.32	0.34	0.30	0.29	0.28	0.37	0.34	0.33	0.32
33	0.39	0.35	0.34	0.33	0.35	0.32	0.30	0.30	0.39	0.35	0.34	0.33
34	0.40	0.36	0.35	0.34	0.36	0.33	0.31	0.31	0.40	0.36	0.35	0.34
35	0.42	0.38	0.36	0.35	0.38	0.34	0.32	0.32	0.42	0.38	0.36	0.35
36	0.43	0.39	0.37	0.36	0.39	0.35	0.33	0.32	0.43	0.39	0.37	0.36
37	0.44	0.40	0.38	0.37	0.40	0.36	0.34	0.33	0.44	0.40	0.38	0.37
38	0.46	0.41	0.40	0.38	0.41	0.37	0.35	0.34	0.46	0.41	0.40	0.38
39	0.47	0.42	0.41	0.40	0.42	0.38	0.36	0.35	0.47	0.42	0.41	0.40
40	0.48	0.43	0.42	0.41	0.43	0.39	0.37	0.36	0.48	0.43	0.42	0.41
41	0.49	0.45	0.43	0.42	0.44	0.40	0.38	0.37	0.49	0.45	0.43	0.42
42	0.50	0.45	0.44	0.43	0.45	0.41	0.39	0.38	0.50	0.45	0.44	0.43
43	0.51	0.46	0.45	0.43	0.46	0.41	0.40	0.39	0.51	0.46	0.45	0.43
44	0.52	0.47	0.45	0.44	0.47	0.42	0.40	0.39	0.52	0.47	0.45	0.44
45	0.53	0.48	0.46	0.45	0.47	0.43	0.41	0.40	0.52	0.48	0.46	0.45
46	0.53	0.48	0.46	0.45	0.47	0.43	0.41	0.40	0.52	0.48	0.46	0.45
47	0.53	0.47	0.46	0.44	0.47	0.42	0.41	0.39	0.52	0.47	0.46	0.44
48	0.52	0.47	0.45	0.44	0.46	0.42	0.40	0.39	0.51	0.47	0.45	0.44
49	0.51	0.46	0.44	0.43	0.45	0.41	0.39	0.38	0.50	0.46	0.44	0.43
50	0.50	0.45	0.43	0.42	0.44	0.40	0.38	0.37	0.49	0.45	0.43	0.42
51	0.49	0.44	0.42	0.41	0.43	0.39	0.38	0.36	0.48	0.44	0.42	0.41
52	0.49	0.44	0.42	0.41	0.43	0.39	0.37	0.36	0.48	0.44	0.42	0.41
53	0.49	0.44	0.42	0.41	0.44	0.39	0.38	0.37	0.49	0.44	0.42	0.41
54	0.50	0.45	0.44	0.42	0.45	0.40	0.39	0.38	0.50	0.45	0.44	0.42
55	0.53	0.48	0.46	0.45	0.47	0.43	0.41	0.40	0.52	0.48	0.46	0.45
56	0.57	0.52	0.50	0.48	0.51	0.46	0.44	0.43	0.56	0.51	0.49	0.48
57	0.63	0.57	0.54	0.53	0.56	0.50	0.48	0.47	0.62	0.56	0.53	0.52
58	0.70	0.63	0.60	0.58	0.62	0.56	0.54	0.52	0.69	0.62	0.59	0.57
59	0.78	0.70	0.67	0.65	0.69	0.62	0.59	0.58	0.77	0.69	0.66	0.64

19

WRL Xcelerator Exec

	Duration 2-8 (Current) / Duration 2+ (Guaranteed)
	Non-Tobacco
	Male				Female				Unisex
Issue Age	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4
60	0.86	0.77	0.74	0.71	0.76	0.68	0.66	0.64	0.85	0.76	0.73	0.70
61	0.94	0.84	0.81	0.78	0.83	0.75	0.72	0.70	0.93	0.83	0.80	0.77
62	1.02	0.91	0.87	0.85	0.90	0.81	0.78	0.75	1.01	0.90	0.86	0.84
63	1.09	0.97	0.94	0.91	0.97	0.87	0.83	0.81	1.08	0.96	0.93	0.90
64	1.15	1.03	0.99	0.96	1.02	0.92	0.88	0.85	1.14	1.02	0.98	0.95
65	1.20	1.07	1.03	1.00	1.07	0.95	0.92	0.89	1.19	1.06	1.02	0.99
66	1.23	1.10	1.06	1.03	1.10	0.98	0.94	0.91	1.22	1.09	1.05	1.02
67	1.26	1.12	1.08	1.05	1.12	1.00	0.96	0.93	1.25	1.11	1.07	1.04
68	1.27	1.14	1.09	1.06	1.13	1.01	0.97	0.94	1.26	1.13	1.08	1.05
69	1.28	1.15	1.10	1.07	1.14	1.02	0.98	0.95	1.27	1.14	1.09	1.06
70	1.29	1.15	1.10	1.07	1.14	1.02	0.98	0.95	1.28	1.14	1.09	1.06
71	1.29	1.15	1.11	1.08	1.14	1.02	0.98	0.95	1.28	1.14	1.10	1.07
72	1.30	1.16	1.11	1.08	1.15	1.03	0.99	0.96	1.29	1.15	1.10	1.07
73	1.31	1.17	1.12	1.09	1.16	1.04	1.00	0.97	1.30	1.16	1.11	1.08
74	1.33	1.19	1.14	1.10	1.17	1.05	1.01	0.98	1.31	1.18	1.13	1.09
75	1.35	1.21	1.16	1.13	1.20	1.07	1.03	1.00	1.34	1.20	1.15	1.12
76	1.41	1.26	1.21	1.17	1.24	1.11	1.07	1.04	1.39	1.25	1.20	1.16
77	1.45	1.30	1.25	1.21	1.28	1.15	1.10	1.07	1.43	1.29	1.24	1.20
78	1.50	1.34	1.29	1.25	1.32	1.19	1.14	1.10	1.48	1.33	1.28	1.24
79	1.55	1.38	1.33	1.29	1.37	1.22	1.18	1.14	1.53	1.36	1.32	1.28
80	1.60	1.43	1.37	1.33	1.41	1.26	1.21	1.18	1.58	1.41	1.35	1.32

20

Index to Financial Statements

WRL Series Life Account:

Report of Independent Auditors, dated February     , 2005

Statements of Assets and Liabilities at December 31, 2004

Statements of Operations for the year ended December 31, 2004

Statements of Changes in Net Assets for the years ended December 31, 2004 and 2003

Notes to the Financial Statements

Western Reserve Life Assurance Co. of Ohio

Report of Independent Auditors, dated February     , 2005

Balance Sheets Statutory-Basis at December 31, 2004 and 2003

Statements of Operations Statutory-Basis for the years ended December 31, 2004, 2003 and 2002

Statements of Changes in Capital and Surplus Statutory-Basis for the years ended December 31, 2004, 2003 and 2002

Statements of Cash Flow Statutory-Basis for the years ended December 31, 2004, 2003 and 2002

Notes to Financial Statements—Statutory-Basis

Statutory-Basis Financial Statement Schedules

21

PART C - OTHER INFORMATION

Item 26.	Exhibits

(a)	Resolution of the Board of Directors of Western Reserve establishing the separate account (1)

(b)	Not Applicable

(c)	Distribution of Policies

(i) Master Service and Distribution Compliance Agreement (2)

(ii) Amendment to Master Service and Distribution Compliance Agreement (3)

(iii) Form of Broker/Dealer Supervisory and Service Agreement (3)

(iv) Principal Underwriting Agreement (3)

(v) First Amendment to Principal Underwriting Agreement (3)

(vi) Second Amendment to Principal Underwriting Agreement (15)

(vii) Third Amendment to Principal Underwriting Agreement (18)

(d)	(i) (a) Specimen Flexible Premium Variable Life Insurance Policy (VL07) (Xcelerator Base) (10)

(b) Specimen Flexible Premium Variable Life Insurance Policy (VL09) (Xcelerator Focus) (17)

(c) Specimen Flexible Premium Variable Life Insurance Policy (VL11) (Xcelerator Exec)

(ii) Inflation Fighter Rider (10)

(iii) Primary Insured Rider Plus (10)

(iv) Disability Waiver of Premium Rider (10)

(v) Disability Waiver of Monthly Deductions Rider (10)

(vi) Other Insured Rider (10)

(vii) Accidental Death Benefit Rider (10)

(viii)Living Benefit Rider (an Accelerated Death Benefit) (8)

(ix) Childrens Insurance Rider (9)

(e)	Application for Flexible Premium Variable Life Insurance Policy (15)

(f)	Depositor’s Certification of Incorporation and By-Laws

(i) Second Amended Articles of Incorporation of Western Reserve (2)

(ii) Certificate of First Amendment to the Second Amended Articles of Incorporation of Western Reserve (4)

(iii) Amended Code of Regulations (By-Laws) of Western Reserve (1)

(g)	Reinsurance Agreements

(i) Reinsurance Treaty dated September 30, 2000 and Amendments Thereto (6)

(ii) Reinsurance Treaty dated July 1, 2002 and Amendments Thereto (6)

(iii) Reinsurance Treaty dated September 1, 2003 (17)

(h)	(i) Amended and Restated Fund Participation Agreement Between Access Variable Insurance Trust and Western Reserve dated May 1, 2004 (18)

(ii) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and Western Reserve dated June 14, 1999 (11)

(iii) Amendment No. 1 dated March 15, 2000 to Participation Agreement – Variable Insurance Products Fund (12)

(iv) Second Amendment dated April 12, 2001 to Participation Agreement – Variable Insurance Products Fund (13)

(v) Third Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Western Reserve dated September 1, 2003 (15)

(vi) Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated February 21, 2001 and Amendments thereto (14)

(vii) Amendment No. 21 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated September 1, 2003 (15)

(viii)Amendment No. 22 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated December 1, 2003 (16)

(ix) Amendment No. 23 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated May 1, 2004 (18)

(x)	AmendmentNo. 24 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated October 22, 2004

(i)	Not Applicable

(j)	Not Applicable

(k)	Opinion and Consent of Steven R. Shepard, Esq. as to Legality of Securities Being Registered (20)

(l)	Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities Being Registered (19)

(m)	Sample Hypothetical Illustration (15)

(n)	Other Opinions:

(i) Written Consent of Sutherland Asbill & Brennan LLP (20)

(ii) Written Consent of Ernst & Young LLP (20)

(o)	Not Applicable

(p)	Not Applicable

(q)	Memorandum describing issuance, transfer and redemption procedures (17)

(r)	(i) Powers of Attorney (5)

(ii) Ron Wagley (17)

(iii) Allan J. Hamilton
Kenneth Kilbane Brenda K. Clancy Arthur C. Schneider Charles T. Boswell Christopher H. Garrett

(1)	This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 21, 1998 (File No. 33-31140) and is incorporated herein by reference.

(2)	This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.

(3)	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.

(4)	This exhibit was previously filed on Post-Effective Amendment No. 5 to Form S-6 Registration Statement dated April 19, 2000 (File No. 333-23359) and is incorporated herein by reference.

(5)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 Registration Statement dated November 4, 2002 (File No. 333-100993) and is incorporated herein by reference.

(6)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated January 31, 2003 (File No. 333-100993) and is incorporated herein by reference.

(7)	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form N-6 Registration Statement dated April 22, 2003 (File No. 333-100993) and is incorporated herein by reference.

(8)	This exhibit was previously filed on the Initial Registration Statement to Form S-6 dated April 5, 2001 (File No. 333-58322) and is incorporated herein by reference.

(9)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-62397) and is incorporated herein by reference.

(10)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 Registration Statement dated August 6, 2003 (File No. 333-107705) and is incorporated herein by reference.

(11)	This exhibit was previously filed on the Initial Registration Statement to Form S-6 Registration Statement dated September 23, 1999 (File No. 333-57681) and is incorporated herein by reference.

(12)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-4 Registration Statement dated April 10, 2000 (File No. 333-93169) and is incorporated herein by reference.

(13)	This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 16, 2001 (File No. 33-69138) and is incorporated herein by reference.

(14)	This exhibit was previously filed on the Initial Registration Statement to Form N-4 Registration Statement dated September 5, 2003 (File No. 333-108525) and is incorporated herein by reference.

(15)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated October 9, 2003 (File No. 333-107705) and is incorporated herein by reference.

(16)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated January 14, 2004 (File No. 333-110315) and is incorporated herein by reference.

(17)	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form N-6 Registration Statement dated February 14, 2004 (File No. 333-107705) and is incorporated herein by reference.

(18)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-6 Registration Statement dated April 16, 2004 (File No. 333-100993) and is incorporated herein by reference.

(19)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-6 Registration Statement dated April 19, 2004 (File No. 333-107705) and is incorporated herein by reference.

(20)	To be Filed by Amendment.

Item 27.	Directors and Officers of the Depositor

Name	Principal Business Address	Position and Offices with Depositor
Ron Wagley	(1)	Chairman of the Board
Charles T. Boswell	(3)	Chief Executive Officer
Brenda K. Clancy	(2)	Director and President
Paul Reaburn	(2)	Director and Vice President
Kenneth Kilbane	(1)	Director and Senior Vice President
William H. Geiger	(3)	Senior Vice President, Corporate Counsel and Group Vice President – Compliance and Secretary
Allan J. Hamilton	(3)	Vice President, Treasurer and Controller
Arthur C. Schneider	(2)	Director
Christopher H. Garrett	(2)	Actuary and Chief Financial Officer

(1)	1150 South Olive, Los Angeles, CA 90015

(2)	4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001

(3)	570 Carillon Parkway, St. Petersburg, Florida 33716

Item 28.	Persons Controlled by or Under Common Control with the Depositor or Registrant

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON N.V.	Netherlands	22.23% of Vereniging AEGON Netherlands Membership Association	Holding Company

AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding Company

AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding Company

AEGON Derivatives B.V.	Netherlands	100% AEGON N.V.	Holding Company

AEGON International N.V.	Netherlands	100% AEGON N.V.	Holding Company

The AEGON Trust Voting Trust Trustees: Donald J. Shepard Joseph B.M. Streppel Alexander R. Wynaendts Craig D. Vermie	Delaware		Voting Trust

AEGON U.S. Holding Corporation	Delaware	225 shares of Series A Preferred Stock owned by Scottish Equitable Finance Limited	Holding company

AEGON DMS Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company

Canadian Premier Holdings Ltd	Canada	100% AEGON DMS Holding B.V.	Holding company

Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd	Holding company

Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance

Cornerstone International Holdings Ltd	United Kingdom	100% AEGON DMS Holding B.V.	Holding company

Stonebridge International Marketing Ltd	United Kingdom	100% Cornerstone International Holding Ltd.	Marketing company

Stonebridge International Insurance Ltd	United Kingdom	100% Cornerstone International Holdings, Ltd.	Insurance company

Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Insurance Agent

COPRA Reinsurance Company	New York	100% AEGON U.S. Holding Corporation	Reinsurance

AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Insurance holding company

AEGON U.S. Corporation	Iowa	100% AEGON U.S. Holding Corporation owns 10,024 shares (75.58%); AEGON USA, Inc. owns 3,238 shares (24.42%)	Holding company

Transamerica Corporation and subsidiaries (“TAC”)	Delaware	100% AEGON NV	Major interest in insurance and finance

AEGON USA, Inc.	Iowa	AEGON U.S. Holding Corporation; AEGON U.S. Corporation	Holding company

RCC North America, LLC	Delaware	100% AEGON USA, Inc.	Real estate

Transamerica Holding Company, LLC	Delaware	100% AEGON USA, Inc.	Holding Company

AEGON Funding Corp.	Delaware	100% Transamerica Holding Corporation LLC	Issue debt securities-net proceeds used to make loans to affiliates

First AUSA Life Insurance Company	Maryland	100% Transamerica Holding Company LLC	Insurance holding company

Transamerica Financial Life Insurance Company	New York	First AUSA Life Insurance Company and Transamerica Occidental Life Insurance Company	Insurance

Life Investors Insurance Company of America	Iowa	50% First AUSA Life Ins. Company and 50% AUSA Life Insurance Company	Insurance

Apple Partners of Iowa LLC	Iowa	58.13% Monumental Life Insurance Company; 41.87 Peoples Benefit Life Insurance Company	Apple production, packing, storage and sales

Life Investors Alliance, LLC	Delaware	100% LIICA	Purchase, own, and hold the equity interest of other entities

Transamerica Life Insurance Company	Iowa	Transamerica Holding Company LLC and Transamerica Life Insurance and Annuity Company	Insurance

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Co.	Marketing

AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

Transamerica Financial Institutions, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life insurance and underwriting services

Southwest Equity Life Ins. Co.	Arizona	100% of Common Voting Stock First AUSA Life Ins. Company	Insurance

Iowa Fidelity Life Insurance Co.	Arizona	100% of Common Voting Stock First AUSA Life Ins. Company	Insurance

Western Reserve Life Assurance Co. of Ohio	Ohio	100% First AUSA Life Ins. Company	Insurance

WRL Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance Agency

WRL Insurance Agency of Massachusetts, Inc.	Massachusetts	100% WRL Insurance Agency, Inc.	Insurance Agency

WRL Insurance Agency of Wyoming	Wyoming	100% WRL Insurance Agency, Inc.	Insurance Agency

AEGON/Transamerica Fund Advisers	Florida	78% WRL, 22% AUSA Holding Company	Investment Adviser

AEGON/Transamerica Series Fund, Inc.	Maryland	Various	Mutual Fund

AEGON/Transamerica Investors Services, Inc.	Florida	100% AUSA Holding Company	Shareholder services

Transamerica IDEX Mutual Funds	Massachusetts	100% WRL	Mutual Fund

Transamerica Income Shares, Inc.	Maryland	100% WRL	Mutual Fund

World Financial Group Insurance Agency, Inc.	California	100% WRL	Insurance agency

World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

World Financial Group Insurance Agency of New Mexico, Inc.	New Mexico	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

World Financial Group Insurance Agency of Wyoming	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

AEGON Equity Group, Inc.	Florida	100% WRL	Insurance Agency

WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance

WFG Property & Casualty Insurance Agency of Alabama, Inc.	Alabama	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance

WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance

WFG Property & Casualty Insurance Agency of Mississippi, Inc.	Mississippi	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance

WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance

WRL Insurance Agency, Inc.	California	100% WRL	Insurance Agency

WRL Insurance Agency of Massachusetts, Inc.	Massachusetts	100% WRL	Insurance Agency

WRL Insurance Agency of Wyoming, Inc.	Wyoming	100% WRL	Insurance Agency

Monumental General Casualty Co.	Maryland	100% First AUSA Life Ins. Company	Insurance

United Financial Services, Inc.	Maryland	100% First AUSA Life Ins. Company	General agency

Bankers Financial Life Ins. Co.	Arizona	100% First AUSA Life Ins. Company	Insurance

The Whitestone Corporation	Maryland	100% First AUSA Life Ins. Company	Insurance agency

Cadet Holding Corp.	Iowa	100% First AUSA Life Insurance Company	Holding company

Monumental General Life Insurance Company of Puerto Rico	Puerto Rico	51% First AUSA Life Insurance Company 49% Baldrich & Associates of Puerto Rico	Insurance

AUSA Holding Company	Maryland	100% Transamerica Holding Company, L.L.C.	Holding company

AEGON USA Investment Management, Inc.	Iowa	100% AUSA Holding Company	Investment Adviser

AEGON USA Securities, Inc.	Iowa	100% Transamerica Holding Company, L.L.C.	Broker-Dealer

Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Company.	Holding company

Trip Mate Insurance Agency, Inc.	Kansas	100% Monumental General Insurance Group, Inc.	Sale/admin. of travel insurance

Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management srvcs. to unaffiliated third party administrator

National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services

Monumental General Mass Marketing, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverages

Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer

Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator

Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Provider of automobile extended maintenance contracts

Massachusetts Fidelity Trust Co.	Iowa	100% AUSA Holding Co.	Trust company

Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies

ADB Corporation, L.L.C.	Delaware	100% Money Services, Inc.	Special purpose limited Liability company

ORBA Insurance Services, Inc.	California	40.15% Money Services, Inc.	Insurance agency

Great Companies L.L.C.	Iowa	49% Money Services, Inc.	Markets & sells mutual funds & individually managed accounts

AEGON USA Travel and Conference Services, LLC	Iowa	100% Money Services, Inc.	Travel and Conference Services

Roundit, Inc.	Maryland	50% AUSA Holding Co.	Financial services

Zahorik Company, Inc.	California	100% AUSA Holding Co.	Broker-Dealer

ZCI, Inc.	Alabama	100% Zahorik Company, Inc.	Insurance agency

Zahorik Texas, Inc.	Texas	100% Zahorik Company, Inc.	Insurance agency

Long, Miller & Associates, L.L.C.	California	33-1/3% AUSA Holding Co.	Insurance agency

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-Dealer

World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer

AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Principal Underwriter

Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer

George Beram & Company, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting

Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance

CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency

Premier Solutions Group, Inc.	Maryland	100% Creditor Resources, Inc.	Insurance agency

AEGON USA Investment Management, LLC.	Iowa	100% Transamerica Holding Corporation LLC	Investment advisor

AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Co.	Provides real estate administrative and real estate investment services

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

QSC Holding, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and financial software production and sales

Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Information Systems for real estate investment management

Commonwealth General Corporation and subsidiaries	Delaware	100% AEGON U.S. Corporation	Holding company

Veterans Life Insurance Co.	Illinois	100% Transamerica Holding Company LLC	Insurance company

Peoples Benefit Services, Inc.	Pennsylvania	100% Veterans Life Ins. Co.	Special-purpose subsidiary

Item 29.	Indemnification

Provisions exist under the Ohio General Corporation Law, the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

Ohio General Corporation Law

Section 1701.13 Authority of corporation.

(E)(1) A corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(2) A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:

(a) Any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

(b) Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.

(3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection therewith.

(4) Any indemnification under divisions (E)(1) and (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (E)(1) and (2) of this section. Such determination shall be made as follows:

(a) By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

(b) If the quorum described in division (E)(4)(a) of this section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years;

(c) By the shareholders;

(d) By the court of common pleas or the court in which such action, suit, or proceeding was brought.

Any determination made by the disinterested directors under division (E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

(5)(a) Unless at the time of a director’s act or omission that is the subject of an action, suit or proceeding referred to in divisions (E)(1) and (2) of this section, the articles or the regulations of a corporation state by specific reference to this division that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney’s fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:

(i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

(ii) Reasonably cooperate with the corporation concerning the action, suit, or proceeding.

(b) Expenses, including attorneys’ fees incurred by a director, trustee, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, if it ultimately is determined that he is entitled to be indemnified by the corporation.

(6) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(7) A corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

(8) The authority of a corporation to indemnify persons pursuant to divisions (E)(1) and (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section. Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to divisions (E)(5), (6), or (7).

(9) As used in this division, references to “corporation” include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

Second Amended Articles of Incorporation of Western Reserve

ARTICLE EIGHTH

EIGHTH: (1) The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(2) The corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper.

(3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections (1) and (2) of this article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection therewith.

(4) Any indemnification under sections (1) and (2) of this article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections (1) and (2) of this article. Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or (b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas or the court in which such action, suit, or proceeding was brought. Any determination made by the disinterested directors under section (4)(a) or by independent legal counsel under section (4)(b) of this article shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under section (2) of this article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

(5) Expenses, including attorneys’ fees incurred in defending any action, suit, or proceeding referred to in sections (1) and (2) of this article, may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of a written undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this article. If a majority vote of a quorum of disinterested directors so directs by resolution, said written undertaking need not be submitted to the corporation. Such a determination that a written undertaking need not be submitted to the corporation shall in no way affect the entitlement of indemnification as authorized by this article.

(6) The indemnification provided by this article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(7) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

(8) As used in this section, references to “the corporation” include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this article with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

(9) The foregoing provisions of this article do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person’s capacity as such, even though such person may also be an agent of this corporation. The corporation may indemnify such named fiduciaries of its employee benefit plans against all costs and expenses, judgments, fines, settlements or other amounts actually and reasonably incurred by or imposed upon said named fiduciary in connection with or arising out of any claim, demand, action, suit or proceeding in which the named fiduciary may be made a party by reason of being or having been a named fiduciary, to the same extent it indemnifies an agent of the corporation. To the extent that the corporation does not have the direct legal power to indemnify, the corporation may contract with the named fiduciaries of its employee benefit plans to indemnify them to the same extent as noted above. The corporation may purchase and maintain insurance on behalf of such named fiduciary covering any liability to the same extent that it contracts to indemnify.

Amended Code of Regulations of Western Reserve

ARTICLE V

Indemnification of Directors and Officers

Each Director, officer and member of a committee of this Corporation, and any person who may have served at the request of this Corporation as a Director, officer or member of a committee of any other corporation in which this Corporation owns shares of capital stock or of which this Corporation is a creditor (and his heirs, executors and administrators) shall be indemnified by the Corporation against all expenses, costs, judgments, decrees, fines or penalties as provided by, and to the extent allowed by, Article Eighth of the Corporation’s Articles of Incorporation, as amended.

Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Western Reserve pursuant to the foregoing provisions or otherwise, Western Reserve has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Western Reserve of expenses incurred or paid by a director, officer or controlling person of Western Reserve in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Western Reserve will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriter

(a)

AFSG Securities Corporation (“AFSG”) is the principal underwriter for the Policies. AFSG currently serves as principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate account VA J, Separate Account VA L, Separate Account VL A, Separate Account VUL-A, Separate Account VA K, Separate Account VA P, Separate Account Q, Separate Account VA R, Separate Account VA S and Separate Account VA W of Transamerica Life Insurance Company; the Separate Account VA QNY, Separate Account VA BNY, Separate Account VA-2LNY, Separate Account C, Separate Account QNY, Transamerica Corporate Separate Account Sixteen, TFLIC Series Life Account, and TFLIC Series Annuity Account of Transamerica Financial Life Insurance Company; TFLIC

Separate Account VNY, Separate Account BNY, Separate Account VA WNY, the Separate Account I, Separate Account II, and Separate Account V of Peoples Benefit Life Insurance Company; the WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B, Separate Account VA U and WRL Series Life Corporate Account of Western Reserve Life Assurance Co. of Ohio; Separate Account VA-2L, Separate Account VA G, Separate Account VA H, Transamerica Occidental Life Separate Account VUL-3, Transamerica Occidental Life Separate Account VUL-4, Transamerica Occidental Life Separate Account VUL-5, and Transamerica Occidental Life Separate Account VUL-6 of Transamerica Occidental Life Insurance Company; and Separate Account VA-8 of Transamerica Life Insurance and Annuity Company.

(b)	Directors and Officers of AFSG

Name	Principal Business Address	Position and Offices with Underwriter
Larry N. Norman	(1)	Director and President

Anne M. Spaes	(1)	Director and Vice President

Lisa A. Wachendorf	(1)	Director, Vice President and Chief Compliance Officer

John K. Carter	(2)	Vice President

William G. Cummings	(2)	Vice President, Treasurer and Controller

Thomas R. Moriarty	(2)	Vice President

Frank A. Camp	(1)	Secretary

Priscilla I. Hechler	(2)	Assistant Vice President and Assistant Secretary

Linda Gilmer	(1)	Assistant Treasurer

Darin D. Smith	(1)	Vice President and Assistant Secretary

Teresa L. Stolba	(1)	Assistant Compliance Officer

Emily M. Bates	(3)	Assistant Treasurer

Clifton W. Flenniken, III	(4)	Assistant Treasurer

(1)	4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001

(2)	570 Carillon Parkway, St. Petersburg, FL 33716-1202

(3)	400 West Market Street, Louisville, Kentucky 40202

(4)	1111 North Charles Street, Baltimore, Maryland 21201

(c)	Compensation to Principal Underwriter from Registrant

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions		Commissions
AFSG Securities Corporation	0	0	$85.863,632	(1)	0
	0	0	$67,236,938	(2)	0
	0	0	$82,236,981	(3)	0

(1)	fiscal year 2004

(2)	fiscal year 2003

(3)	fiscal year 2002

Item 31.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Western Reserve at 570 Carillon Parkway, St. Petersburg, Florida 33716, 4800 140th Avenue North, Clearwater, Florida 33762 or 12855 Starkey Road, Largo, Florida 33773.

Item 32.	Management Services

Not Applicable

Item 33.	Undertakings

Western Reserve hereby represents that the fees and charges deducted under the WRL Xcelerator and WRL Xcelerator Focus, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.

Registrant promises to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable life policies may be accepted.

Registrant furthermore agrees to include either as part of any application to purchase a Policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant agrees to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-6 promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg, State of Florida, on this 25th day of February, 2005.

WRL SERIES LIFE ACCOUNT
(Registrant)

By:	/s/ RON WAGLEY */
Ron Wagley, Chairman of the Board of Western Reserve Life Assurance Co. of Ohio

WESTERN RESERVE LIFE ASSURANCE
CO. OF OHIO (Depositor)

By:	/s/ RON WAGLEY */
Ron Wagley, Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ RON WAGLEY Ron Wagley */	Chairman of the Board	February 25, 2005

/s/ CHARLES T. BOSWELL Charles T. Boswell	Chief Executive Officer	February 25, 2005

/s/ BRENDA K. CLANCY Brenda K. Clancy */	Director and President	February 25, 2005

/s/ PAUL REABURN Paul Reaburn */	Director and Vice President	February 25, 2005

/s/ KENNETH KILBANE Kenneth Kilbane */	Director and Senior Vice President	February 25, 2005

/s/ ALLAN J. HAMILTON Allan J. Hamilton	Vice President, Treasurer and Controller	February 25, 2005

/s/ CHRISTOPHER H. GARRETT Christopher H. Garrett */	Actuary and Chief Financial Officer	February 25, 2005

/s/ ARTHUR C. SCHNEIDER Arthur C. Schneider */	Director	February 25, 2005

*/ /s/ PRISCILLA I. HECHLER Signed by Priscilla I. Hechler As Attorney in Fact

Exhibit Index

Exhibit No.	Description of Exhibit

26(d)(i)(c)	Specimen Flexible Premium Variable Life Insurance Policy (VL11) (Xcelerator Exec)

26(h)(x)	Amendment No. 24 to Participation Agreement Between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated October 22, 2004

26(r)(iv)	Powers of Attorney: Allan J. Hamilton Kenneth Kilbane Brenda K. Clancy Arthur C. Schneider Charles T. Boswell Christopher H. Garrett

Exhibit 26(d)(i)(c)

Specimen Flexible Premium Variable Life Insurance Policy (VL11) (Xcelerator Exec)

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO (A STOCK COMPANY)	Home Office: Columbus, Ohio Administrative Office: P.O. Box 5068 Clearwater, FL 33758

IN THIS POLICY, the Primary Insured is named on the Policy Schedule page. Western Reserve Life Assurance Co. of Ohio will be referred to as WE, OUR or US.

IF THE PRIMARY INSURED DIES while this Policy is In Force, WE WILL PAY the Death Benefit Proceeds to the Beneficiary upon receipt of due proof of the Primary Insured’s death. THE AMOUNT OF THE DEATH BENEFIT PROCEEDS MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS IN THE SEPARATE ACCOUNT AND ON THE DEATH BENEFIT OPTION SELECTED AS DESCRIBED IN THE DEATH BENEFIT PROVISIONS.

CASH VALUES MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE POLICY VALUE PROVISIONS AND THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS IN THE SEPARATE ACCOUNT. CASH VALUES ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

THE PROVISIONS on the following pages are part of this Policy. This Policy is a legal contract between the Owner and Us. If the Owner chooses to exercise any of the rights of this Policy, it may result in termination of the benefits provided under certain Riders. READ THE POLICY CAREFULLY.

IN WITNESS WHEREOF, We have signed this Policy at Our Office in Clearwater, Florida as of the Policy Date.

Secretary	President

RIGHT TO EXAMINE POLICY

The Owner may cancel this Policy by returning it to Us at P.O. Box 5068, Clearwater, FL 33758, or to the representative through whom it was purchased, within 10 days of receipt. If the Policy is returned within this period, it will be void from the beginning and a refund will be made to the Owner. The refund will equal the sum of:

1.	The difference between the premiums paid and the amounts allocated to any Accounts under the Policy; plus

2.	The total amounts of Monthly Deductions made and any other charges imposed on amounts allocated to the Accounts; plus

3.	The value of the amounts allocated to the Accounts on the date We or Our agent receives the returned Policy.

If State law prohibits the calculation above, the refund will be the total of all premiums paid for this Policy.

Flexible Premium Variable Life Insurance Policy

Death Benefit Proceeds Payable at Death of Primary Insured

Flexible Premiums Payable During Lifetime of Primary Insured

Non Participating - No Dividends

Some Benefits Reflect Investment Results

POLICY GUIDE

Policy Schedule	3
Definitions	5
Accounts	5
Amount at Risk	5
Attained Age	5
Anniversary	5
Base Policy	5
Beneficiary	5
Cash Value	5
Death Benefit Proceeds	5
Fixed Account	5
Funds	5
In Force	5
Initial Premium	5
Internal Revenue Code	5
Issue Age	5
Lapse	6
Monthiversary	6
Monthly Deduction	6
Net Premium	6
Net Surrender Value	6
Office	6
Planned Premium	6
Policy Date	6
Qualified Additional Benefit	6
Reallocation Account	6
Reallocation Date	6
Record Date	6
Reinstatement	6
Rider	7
SEC	7
Separate Account	7
Subaccount	7
Surrender	7
Termination	7
Valuation Date	7
Valuation Period	7
Written Notice	7
General Provisions	7
The Policy	7
Ownership	8
Beneficiary	8
Assignment	8
Incontestability	8
Suicide	9
Issue Age and Sex	9
Annual Report	9
Termination	9
Policy Payment	9
Conversion Rights	9
Protection of Proceeds	10
Death Benefit Provisions	10
Death Benefit	10
Specified Amount	10
Option Type	10
Compliance with Federal Tax Code	11
Changes	11
Death Benefit Proceeds	12
Premium Provisions	12
Payment	12
Premiums	12
Grace Period	12
Reinstatement	12
Separate Account Provisions	13
The Separate Account	13
Subaccounts	13
Market Timing	13
Transfers	13
Changes	14
Unit Value	14
Fixed Account Provisions	15
Fixed Account	15
Fixed Account Interest Rate	15
Transfers	15
Policy Value Provisions	16
Net Premium	16
Allocation of Net Premiums	16
Monthly Deductions	16
Monthly Policy Charge	16
Monthly Cost of Insurance	16
Monthly Cost of Insurance Rates	17
Monthly Per Unit Charge	17
Subaccount Value	18
Fixed Account Value	18
Cash Value	18
Surrender	18
Net Surrender Value	18
Withdrawals	18
Continuation of Insurance	19
Insufficient Value	19
Basis of Computations	19
Policy Loans	19
Settlement Options	20
Effective Date and First Payment Due	20
Improvement of Monthly Annuity	20
Availability	20
Age	20
Proof of Age and Sex	20
Proof of Survival	20
Interest and Mortality	20
Table of Optional Methods of Settlement	21

Western Reserve Life Assurance Co. of Ohio

Office: Clearwater, Florida

Policy Schedule

Policy Number:	0123456789
Owner:	ABC COMPANY
Primary Insured:	JOHN DOE
Issue Age And Sex:	35 - Male		Policy Date:	May 01, 2005
Specified Amount:	$100,000.00		Record Date:	May 01, 2005
Option Type:	A		Reallocation Date:	May 21, 2005
Planned Premium:	$5,000.00
Payment Frequency:	Annually
Initial Premium:	$5,000.00
Rate Class:	Select
Rate Band:	Band 1

Life Insurance Compliance Test:			Guideline Premium Test

Minimum Specified Amount
Band 1:			$100,000.00
Band 2:			$250,000.00
Band 3:			$500,000.00
Band 4:			$1,000,000.00+

Separate Account Provisions

Separate Account:			WRL Series Life Account

Mortality and Expense Risk Charge
Policy Years 1-15:			.75% (Annually)
Policy Years 16+:
Current:			[.00% (Annually)]
Guaranteed:			.30% (Annually)

Reallocation Account:			Fixed Account

Policy Value Provisions

Net Premium Factor
Policy Year 1:			100.00%
Policy Years 2+:			97.00%

Monthly Policy Charge
Initial (Guaranteed for the First Policy Year):			$ 8.00
Guaranteed Maximum:			$15.00

Monthly Per Unit Charge Per $1,000 of Specified Amount:
Current		Band 1
Policy Year 1		[$.21]
Policy Years 2-[8]		[$.42]
Guaranteed
Policy Year 1		$.21
Policy Year 2-To Age 100:		$.42

Fixed Account Value Limit:			[$5,000.00-$250,000.00]

Western Reserve Life Assurance Co. of Ohio

Office: Clearwater, Florida

Policy Schedule (Continued)

Policy Number:	0123456789

Limitation Percentage

The Limitation Percentage is a percentage based on the Primary Insured’s Attained Age at the beginning of the policy year and is used in calculating the death benefit as shown in the Option Type section of the Death Benefit Provisions.

For The Guideline Premium Test, the Limitation Percentages are as follows:

Primary Insured’s Attained Age	Limitation Percentage
40 and under	250%
41 through 45	250% minus 7% for each Age over Age 40
46 through 50	215% minus 6% for each Age over Age 45
51 through 55	185% minus 7% for each Age over Age 50
56 through 60	150% minus 4% for each Age over Age 55
61 through 65	130% minus 2% for each Age over Age 60
66 through 70	120% minus 1% for each Age over Age 65
71 through 75	115% minus 2% for each Age over Age 70
76 through 90	105%
91 through 95	105% minus 1% for each Age over Age 90
96 through 99	100%
100 plus	101%

Page 3A

Western Reserve Life Assurance Co. of Ohio

Office: Clearwater, Florida

Policy Schedule (Continued)

Rider Information

Policy Number:	0123456789	Monthly Deduction	NONE

The Monthly Deductions shown above are applicable for the first policy month. For Monthly Deductions after the first policy month, refer to the Rider form.

Western Reserve Life Assurance Co. of Ohio

Office: Clearwater, Florida

Policy Schedule (Continued)

Policy Number: 0123456789

Table of Guaranteed Maximum

Life Insurance Rates

Guaranteed Rate Basis for Initial Specified Amount on John Doe

Commissioners 1980 Standard Ordinary Mortality Table

John Doe

Male Lives

Select

Guaranteed Monthly Cost of Insurance Rates Per $1,000

Attained Age	Monthly Rate	Attained Age	Monthly Rate
35	0.01587	68	2.94303
36	0.19358	69	3.21711
37	0.20778	70	3.52705
38	0.22366	71	3.88204
39	0.24205	72	4.29064
40	0.26295	73	4.75546
41	0.28553	74	5.26768
42	0.30979	75	5.81837
43	0.33657	76	6.40015
44	0.36503	77	7.00642
45	0.39518	78	7.64322
46	0.42785	79	8.33077
47	0.46222	80	9.09381
48	0.49912	81	9.95631
49	0.54023	82	10.94073
50	0.58556	83	12.04578
51	0.63848	84	13.25074
52	0.69732	85	14.53291
53	0.76462	86	15.87433
54	0.83872	87	17.26936
55	0.91880	88	18.71940
56	1.00402	89	20.23570
57	1.09441	90	21.84586
58	1.19083	91	23.59569
59	1.29585	92	25.57485
60	1.41289	93	28.00726
61	1.54541	94	31.40129
62	1.69520	95	36.79827
63	1.86320	96	46.58899
64	2.04954	97	67.04387
65	2.25092	98	83.33333
66	2.46660	99	83.33333
67	2.69582

Page 4A

DEFINITIONS

Accounts	Allocation options, including the Fixed Account and the Subaccounts of the Separate Account.

Amount at Risk	The death benefit, as described in the Death Benefit Provisions, less the Cash Value of this Policy.

Attained Age	The Issue Age plus the number of completed policy years.

Anniversary	The same day and month as the policy date for each succeeding year this Policy remains In Force.

Base Policy	This Policy, excluding any attached Riders.

Beneficiary	The person or persons specified by the Owner to receive the Death Benefit Proceeds upon the death of the Primary Insured.

Cash Value	At the end of any Valuation Period, the Cash Value of this Policy is equal to the sum of the Subaccount Values plus the Fixed Account value.

Death Benefit Proceeds	The amount payable upon the death of the Primary Insured in accordance with the Death Benefit Provisions.

Fixed Account	An allocation option other than the Separate Account. The Fixed Account is part of Our general account. The portion of the Cash Value in the Fixed Account will earn interest as described in the Fixed Account Provisions.

Funds	Designated mutual fund(s) registered with the SEC as investment companies under the Investment Company Act of 1940. Each Subaccount invests Net Premiums allocated to the Subaccount in a corresponding portfolio of a Fund.

In Force	Condition under which the coverage of this Policy or any Rider is active.

Initial Premium	The amount which must be paid before coverage begins. The Initial Premium is shown on the Policy Schedule pages.

Internal Revenue Code	The Internal Revenue Code of 1986, as amended.

Issue Age	The age of the Primary Insured, in years, on his or her birthday on or prior to the Policy Date.

Lapse	Termination of this Policy at the end of the grace period.

Monthiversary	The day of each month coinciding with the Policy Date. If there is no day in a calendar month that coincides with the Policy Date, the Monthiversary will be the first day of the following month.

Monthly Deduction	Set of charges We deduct from the Policy’s Cash Value on each Monthiversary.

Net Premium	The portion of the premium available for allocation as set forth in the Policy Value Provisions.

Net Surrender Value	The amount payable upon Surrender in accordance with the Policy Value Provisions.

Office	Our Administrative Office located in Clearwater, Florida.

Planned Premium	Premiums paid according to a periodic payment schedule, which allows the Owner to pay level premiums at fixed intervals over a specified period of time. Planned Premiums are not required to be paid according to their schedule. The Owner may change the amount, frequency and period over which Planned Premiums are paid.

Policy Date	The date coverage is effective and Monthly Deductions commence under the Policy. Policy months, years and anniversaries are measured from the Policy Date, as shown on the Policy Schedule pages.

Qualified Additional Benefit	Any Rider providing coverage for a Qualified Additional Benefit under Section 7702 of the Internal Revenue Code.

Reallocation Account	A portion of the Fixed Account where We hold the Net Premium(s) from the Record Date until the Reallocation Date.

Reallocation Date	The date on which any premiums are reallocated from the Reallocation Account to the Subaccounts as elected by the Owner on the application. The Reallocation Date is shown on the Policy Schedule pages.

Record Date	The date this Policy is recorded on Our books as an in-force Policy. The Record Date is shown on the Policy Schedule pages.

Reinstatement	Restoration of coverage under this Policy after it has Lapsed. Reinstatement is subject to the requirements of the Reinstatement section of the Premium Provisions.

Rider	Any attachment to this Policy that provides additional coverage or benefits.

SEC	The United States Securities and Exchange Commission.

Separate Account	A separate investment account shown on the Policy Schedule pages that is composed of several Subaccounts established to receive and invest Net Premiums under the Policy.

Subaccount	A sub-division of the Separate Account. Each Subaccount invests exclusively in the shares of a specified Fund portfolio.

Surrender	The Termination of this Policy at the option of the Owner.

Termination	Condition under which this Policy or any Rider is no longer In Force.

Valuation Date	Any date We are required by law to value the assets of the Separate Account.

Valuation Period	The period commencing at the end of one Valuation Date and continuing to the end of the next succeeding Valuation Date.

Written Notice	A notice by the Owner to Us requesting or exercising a right of the Owner as provided by the provisions of this Policy. In order for a notice to be considered a Written Notice:

1.      it must be in writing and signed by the Owner;

2.      it must be in a form acceptable to Us; and

3.      it must contain the information and documentation, as determined in Our sole discretion, necessary for Us to take the action requested, or for the Owner to exercise the right specified.

A Written Notice will not be considered complete until all necessary supporting documentation required or requested by Us has been received by Us at Our Office.

GENERAL PROVISIONS

The Policy	This Policy is issued in consideration of the application and payment of the Initial Premium. This Policy, the attached application, any attached supplemental applications, any Riders, any endorsements and any additional applications at the time of Reinstatement constitute the entire contract. All statements in these applications, in the absence of fraud, will be deemed representations and not warranties. No statement can be used to void this Policy or be used in defense of a claim unless it is contained in the written application. No policy provision can be waived or changed except by endorsement. Such endorsement must be signed by our President or Secretary.

Upon notice to the Owner, We may amend this Policy:

1.      to make this Policy comply with any law or regulation issued by a government agency to which We are subject;

2.      to assure qualification of this Policy under the Internal Revenue Code or other federal or State laws relating to variable life insurance policies; or

3.      to reflect a change in the operation of the Separate Account.

.	In the event that We so amend this Policy, We will send the Owner a copy of the amendment. The Owner may refuse such amendment by giving us notice in writing. Any refusal, however, may have adverse tax or other consequences to the Owner.

Ownership	This Policy belongs to the Owner. The Owner, as named in the application or subsequently changed, may exercise all rights under the Policy during the Primary Insured’s lifetime, including the right to transfer ownership. If the Owner should die during the Primary Insured’s lifetime, ownership of this Policy will pass to the Owner’s estate if no Contingent Owner is named.

We will not be bound by any change in the ownership designation unless it is made by Written Notice. The change will be effective on the date the Written Notice is accepted by Us. If We request, this Policy must be returned to Our Office for endorsement.

Beneficiary	The Beneficiary, as named in the application or subsequently changed, will receive the benefits payable upon the death of the Primary Insured. If the Beneficiary dies before the Primary Insured, the Contingent Beneficiary, if named, becomes the Beneficiary.

If any Beneficiary dies at the same time as the Primary Insured, or within 30 days after the Primary Insured, that Beneficiary’s interest in the death benefit will end if We have not paid any benefits to that Beneficiary. If the interests of all designated Beneficiaries have ended when the Primary Insured dies, We will pay the death benefit to the Owner. If the Owner is not living at that time, We will pay the death benefit to the Owner’s estate.

We will not be bound by any change in the Beneficiary designation unless it is made by Written Notice. The change will be effective on the date the Written Notice was signed; however, no change will apply to any payment We made before the Written Notice is received by Us. If We request, this Policy must be returned to Our Office for endorsement.

Assignment	This Policy may be assigned. We will not be bound by any assignment unless it is made by Written Notice and received at Our Office. The assignment will be effective on the date it was signed; however, no change will apply to any payment We made before the Written Notice was received by Us. We assume no responsibility for the validity of any assignment.

Incontestability	This Policy shall be incontestable after it has been In Force, while the Primary Insured is still alive, for two years from the Policy Date.

A new two-year contestability period shall apply to each increase in Specified Amount that requires evidence of insurability, on the effective date of the increase. The new contestability period shall apply only to statements made in the application for the increase.

If this Policy is reinstated, a new two year contestability period (in addition to any remaining contestability period) shall apply from the date of the application for Reinstatement and will apply only to statements made in the application for Reinstatement.

Suicide	If the Primary Insured dies by suicide, while sane or insane, within two years from the Policy Date, or two years from the effective date of any Reinstatement of this Policy, this Policy shall terminate and Our total liability, including any Riders attached to this Policy, will be limited to the total premiums paid, less any loans and prior withdrawals, during such period.

If the Primary Insured dies by suicide, while sane or insane, within two years from the effective date of any increase in insurance that requires evidence of insurability, Our total liability with respect to such increase will be its Cost of Insurance charges and any Monthly Per Unit Charges.

Issue Age and Sex	If the Primary Insured’s date of birth or sex is not correctly stated, the death benefit will be adjusted based on what the Cost of Insurance charge and Monthly Per Unit Charge for the most recent Monthly Deduction would have purchased based on the Primary Insured’s correct date of birth and sex. No adjustment will be made to the Cash Value.

Annual Report	We will send a report to the Owner at least once a year. It will show the following for this Policy:

1. The current Cash Value; 2. The current Net Surrender Value; 3. The current death benefit; 4. Any current policy loans; 5. Activity since the last report; and 6. Projected values.

Additional activity showing investment experience within each Subaccount will also be provided.

Termination	This Policy will terminate on the earliest of:

1. The date of the Primary Insured’s death; 2. The end of the grace period; or 3. The date of Surrender.

Policy Payment	All proceeds to be paid upon Termination will be paid in one sum, unless otherwise elected under the Settlement Options of this Policy.

All payments and transfers from the Subaccounts will be processed as provided in this Policy, unless one of the following situations exists:
1. The New York Stock Exchange is closed; 2. The SEC requires that trading be restricted or declares an emergency; or 3. The SEC allows Us to defer payments to protect Our policyowners.

We may defer payments of any Fixed Account values for the period permitted by law, but not for more than six months.

Conversion Rights	At any time upon written request within the first two policy years, the Owner may elect to transfer all Subaccount Values to the Fixed Account without a transfer charge.

Protection of Proceeds	Unless the Owner so directs in writing, no Beneficiary may assign any payments under this Policy before such payment is due. To the extent permitted by law, no payments under this Policy will be subject to the claims of creditors of any Beneficiary.

DEATH BENEFIT PROVISIONS

Death Benefit	The death benefit is based upon the Specified Amount, Option Type, and the Life Insurance Compliance Test applicable at the time of death. The Death Benefit is defined in the same way both before and after the Primary Insured’s age 100.

Specified Amount	The Specified Amount is shown on the Policy Schedule pages, unless changed in accordance with the Changes section of this provision or by any Rider, or reduced by a cash withdrawal.

Option Type	The Option Type is shown on the Policy Schedule pages, unless changed in accordance with the Changes section of this provision.

If Option Type A is in effect, the death benefit is the greatest of:

1. the Specified Amount; or

2. the minimum death benefit a or b below, corresponding to the Life Insurance Compliance Test shown on the Policy Schedule pages:

a. Guideline Premium Test: The Limitation Percentage as shown on the Policy Schedule pages, multiplied by the Cash Value of this Policy on the date of the Primary Insured’s death; or

b.      Cash Value Accumulation Test: The Limitation Percentage as shown on the Policy Schedule pages, multiplied by the difference of the Cash Value of this Policy on the date of the Primary Insured’s death and any applicable Net Single Premium for any Riders (which are Qualified Additional Benefits) on the date of the Primary Insured’s death, as shown on the Policy Schedule pages; or

3. the amount required for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code.

If Option Type B is in effect, the death benefit is the greatest of:

1. the Specified Amount plus the Cash Value of this Policy on the date of the Primary Insured’s death; or

2. the minimum death benefit a or b below, corresponding to the Life Insurance Compliance Test shown on the Policy Schedule pages:

a. Guideline Premium Test: The Limitation Percentage as shown on the Policy Schedule pages, multiplied by the Cash Value of this Policy on the date of the Primary Insured’s death; or

b.      Cash Value Accumulation Test: The Limitation Percentage as shown on the Policy Schedule pages, multiplied by the difference of the Cash Value of this Policy on the date of the Primary Insured’s death and any applicable Net Single Premium for any Riders (which are Qualified Additional Benefits) on the date of the Primary Insured’s death, as shown on the Policy Schedule pages; or

3. the amount required for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code.

Compliance with Federal Tax Code	This Policy is intended to qualify under Section 7702 of the Internal Revenue Code as a life insurance contract for federal tax purposes. The provisions of this Policy (including any Rider or endorsement) will be interpreted or amended to ensure such qualification, regardless of any language to the contrary.

To the extent that the death benefit is increased to maintain qualification as a life insurance policy, We will make appropriate adjustments to any Monthly Deductions and any supplemental coverage and benefits (retroactively and prospectively) that are consistent with such an increase. We may deduct retroactive adjustments from the Cash Value or from any death benefits payable. Prospective adjustments will be reflected in the Monthly Deductions.

The Owner may choose either the Guideline Premium Test or the Cash Value Accumulation Test to qualify this Policy as a life insurance contract under Section 7702. The choice made by the Owner is shown on the Policy Schedule pages as Life Insurance Compliance Test. Once made, the choice may not be changed.

Changes	After the third policy year, the Owner may change the Option Type by Written Notice. Changes will be effective on the first Monthiversary on or next following the day We receive Written Notice. No Changes in Option Type will be allowed if the resulting Specified Amount would be less than the Band 1 Minimum Specified Amount shown on the Policy Schedule pages.

We will adjust the Specified Amount so that the Amount at Risk, on the effective date of change to a new Option Type, is the same as under the prior Option Type.

The Specified Amount be increased at any time, and may be decreased at any time after the third policy year, by Written Notice. Until the Anniversary on or following the Primary Insured’s 65th birthday, We may limit any decrease to no more than 20% of the then current Specified Amount. After the seventh policy year, We will allow a one time decrease of up to 50% of the then current Specified Amount, instead of a decrease of no more than 20%. All changes to the Specified Amount are subject to the following:

1. Any decrease will become effective on the first Monthiversary on or next following the date We receive Written Notice. No decrease will be allowed if:

a. the Specified Amount after any requested decrease would be less than the Band 1 Minimum Specified Amount shown on the Policy Schedule pages; or

b.      the requested decrease would force a cash withdrawal in order to maintain compliance with the definition of a life insurance contract as defined by the Internal Revenue Code and applicable regulations; or

c. the decrease would cause this Policy to enter the grace period.

2.      Any request for an increase in Specified Amount must be applied for on a supplemental application, and it must include evidence of insurability satisfactory to Us. Such increase, if approved by Us, will become effective on the first Monthiversary on or next following Our written approval. Requested increases in Specified Amount must be for a minimum of $10,000, and must be applied for prior to the Primary Insured’s 86th birthday.

Only one change in the Option Type or the Specified Amount will be allowed within each policy year. Changes to Option Type are permitted prior to the Anniversary on or following the Primary Insured’s 95th birthday.

If the Specified Amount is changed and the resulting Specified Amount causes a change in the Rate Band, the Cost of Insurance and Monthly Per Unit Charges for the new Rate Band will apply starting with the effective date of the change.

Death Benefit Proceeds	The Death Benefit Proceeds is the amount payable by Us under this Policy, provided this Policy has not terminated prior to the death of the Primary Insured. Except as provided in the Suicide section of the General Provisions, the Death Benefit Proceeds will be equal to:

1. The death benefit; minus

2. Any Monthly Deductions due during the grace period; minus

3. Any outstanding policy loans; minus

4. Any accrued loan interest.

PREMIUM PROVISIONS

Payment	The Initial Premium shown on the Policy Schedule pages must be paid on or before the Policy Date. All premiums after the Initial Premium are payable at Our Office.

Premiums	The amount and frequency of Planned Premiums are shown on the Policy Schedule pages. The amount and frequency may be changed upon request, subject to Our approval.

While this Policy is In Force, additional premiums may be paid at any time. We may limit or refund any premium if:

1. The amount is below Our current minimum payment requirement; or

2. The premium would increase the death benefit by more than the amount of the premium; or

3. The premium would disqualify this Policy as a life insurance contract as defined by the Internal Revenue Code and applicable regulations.

We may require evidence of insurability before accepting a premium that would increase the death benefit by more than the amount of the premium.

No future payments will be accepted after the Anniversary on or following the Primary Insured’s 100th birthday, with the exception of loan interest and loan repayments.

Grace Period	If the Net Surrender Value on any Monthiversary is not sufficient to cover the Monthly Deductions on such day, We will mail a grace period notice to the Owner’s last known address and to any assignee of record. In the notice, a grace period of 61 days is allowed for payment of premiums after the mailing date of the notice. The notice also shows the minimum payment required and the final date on which such payment must be received by Us to keep this Policy In Force. This Policy will remain In Force during the grace period. If the minimum amount due is not received by Us within the grace period, all coverage under this Policy and any Riders will terminate, without value, at the end of the grace period.

Reinstatement	If this Policy Lapses, it may be reinstated subject to the following:

1. Receipt at Our Office of a Written Notice requesting Reinstatement. Such notice must be within five years of the date of Termination;

2. Receipt of evidence of insurability, satisfactory to Us;

3. Receipt at Our Office of a premium sufficient to reinstate this Policy.

If reinstated, the required premium will be an amount sufficient to provide a net premium, as follows:
a. Any uncollected Monthly Deductions due up to the time of Termination; plus

b. Two Monthly Deductions due in advance at the time of Reinstatement.

The effective date of Reinstatement shall be the date We approve the application for Reinstatement. Any policy loan as of the date of Termination will not be reinstated. Any Cash Value equal to the policy loan on the date of Reinstatement will also not be reinstated. On the first Monthiversary following Reinstatement, any previously uncollected Monthly Deductions due up to the time of this Policy’s Termination date will be taken.

SEPARATE ACCOUNT PROVISIONS

The Separate Account	The variable benefits under this Policy are provided through the Separate Account as shown on the Policy Schedule pages. The assets of the Separate Account are Our property. Assets equal to the reserve and other contractual liabilities under all policies issued in connection with the Separate Account will not be charged with liabilities arising out of any other business We may conduct. If the assets of the Separate Account exceed the liabilities arising under the policies supported by the Separate Account, then the excess may be used to cover the liabilities of Our general account. The assets of the Separate Account shall be valued as often as any policy benefits vary, but no less frequently than monthly.

Subaccounts	The Separate Account has various Subaccounts with different objectives. We may add or remove any Subaccount of the Separate Account. Income, if any, and any gains or losses, realized or unrealized, from assets in each Subaccount are credited to, or charged against, the amount allocated to that Subaccount without regard to income, gains or losses in other Subaccounts. Any amount charged against the investment base for federal or State income taxes will be deducted from that Subaccount. The assets of each Subaccount are invested in shares of a corresponding Fund portfolio. The value of a portfolio share is based on the value of the assets of the portfolio, determined at the end of each Valuation Period in accordance with applicable law.

Market Timing	One or more of the designated Funds has not been designed to accommodate professional market timing organizations or other persons that use programmed, large frequent transfers, commonly known as market timing. The use of such transfers may be disruptive to the Subaccounts that invest in such Fund(s) and the operations of the Fund portfolios in which they invest and may increase transaction costs. We may reject any premium payment or transfer request from any Owner if, in our judgment, the payment or transfer or series of transfers would have a negative impact on the Subaccounts or Fund portfolios operations, or if a Fund portfolio would reject our purchase order. We may impose other restrictions on transfers or even prohibit them for any Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege.

Transfers	The Owner may transfer all or a portion of this Policy’s value in each Subaccount to other Subaccounts or the Fixed Account subject to the limitations imposed under the Transfers section of the Fixed Account Provisions of this Policy. We may charge a $25 fee for each transfer in excess of one per policy month or twelve per policy year. This charge will be deducted from the funds transferred. A request for a transfer must be made in a form satisfactory to Us. The transfer will ordinarily take effect on the first Valuation Date on or following the date the request is received at Our Office. We may establish rules regarding, among other things, the minimum and maximum amounts the Owner may transfer and the frequency of transfers.

Changes	As permitted by applicable law, We may make changes to the Separate Account and Subaccounts which may include:

1.      Transferring assets of the Separate Account or any Subaccount, which We determine to be associated with the class of contracts to which this Policy belongs, to another separate account or subaccount. In the event We make such a transfer, the term “Separate Account” or “Subaccount” as used in this Policy shall mean the separate account or subaccount to which We transfer the assets;

2. Removing, combining, or adding Subaccounts and making the combined or added Subaccounts available for allocation of Net Premiums;

3. Closing certain Subaccounts to allocations of new Net Premiums by current or new Owners;

4. Combining the Separate Account or any Subaccount(s) with one or more different Separate Account(s) or Subaccount(s);

5. Establishing additional Separate Accounts or Subaccounts to invest in new portfolios of the Fund(s).

6. Operating the Separate Account as a management investment company;

7. Managing the Separate Account at the direction of a committee;

8. Endorsing the Policy, as permitted by law, to reflect changes to the Separate Account and Subaccounts as may be required by applicable law;

9. Changing the investment objective of a Subaccount;

10. Substituting, adding or deleting Fund portfolios in which Subaccounts currently invest Net Premiums, to include portfolios of newly designated Funds;

11. Funding additional classes of variable life insurance contracts through the Separate Account; and

12. Restricting or eliminating any voting privileges of Owners or other persons who have voting privileges in connection with the operation of the Separate Account.

As required by law or regulation, We will not make changes unless We first file a statement with and receive approval from the appropriate official of the State of Our domicile, or unless such change is deemed approved in accordance with law or regulation. If required, such approval of any change will also be filed with the insurance department of the State where this Policy is delivered.

Unit Value	Some of the policy values fluctuate with the investment results of the Subaccounts. In order to determine how investment results affect the policy values, a unit value is determined for each Subaccount. The unit value of each Subaccount was originally established at $10 per unit. The unit value may increase or decrease from one Valuation Period to the next. Unit values also will vary between Subaccounts. The unit value of any Subaccount at the end of a Valuation Period is the result of:

1.      The total value of the assets held in the Subaccount. This value is determined by multiplying the number of shares of the designated Fund portfolio owned by the Subaccount times the net asset value per share; minus

2.      The accrued risk charge for adverse mortality and expense experience. The daily amount of this charge is equal to the daily net assets of the Subaccount, multiplied by the daily equivalent of the Mortality and Expense Risk Charge. The maximum annual factor for the Mortality and Expense Risk Charge is shown on the Policy Schedule pages; minus

3.      The accrued amount of reserve for any taxes or other economic burden resulting from the application of tax laws that are determined by Us to be properly attributable to the Subaccount; and the result divided by

4. The number of outstanding units in the Subaccount.

The use of the unit value in determining policy values is described in the Policy Value Provisions.

FIXED ACCOUNT PROVISIONS

Fixed Account	The Owner may allocate any portion of the Net Premiums to the Fixed Account. The Fixed Account is part of Our general account. Our general account consists of all assets that We own except those in the Separate Account and other separate accounts We may have. Except as limited by law, We have sole control over investment of the assets in Our general account. The Owner may allocate Net Premiums to the Fixed Account and transfer amounts between the Separate Account and the Fixed Account (subject to the following Transfers section).

Fixed Account Interest Rate	The Net Premium allocated to the Fixed Account will accrue interest from the Valuation Date on which We allocate it to the Fixed Account, as described in the Policy Value Provisions. Interest on the Fixed Account will be compounded daily at a minimum guaranteed effective annual interest rate of 2% per year. We may declare from time to time various higher current interest rates on the unloaned portion of the Fixed Account. We will never declare an interest rate that is lower than the guaranteed minimum effective annual interest rate.

Transfers	On transfers from the Fixed Account to a Subaccount, We may impose the following limitations:

1. Written Notice must be received by Us within 30 days after an Anniversary;

2. The transfer will take place on the date We receive such Written Notice.

3. The maximum amount that may be transferred is the greater of: (a) 25% of the amount in the Fixed Account; or (b) the amount transferred in the prior policy year from the Fixed Account.

Unless We otherwise consent, transfers or allocation of Premiums to the Fixed Account may be restricted if the Fixed Account Value, excluding the loan reserve, following the transfer or allocation will exceed the Fixed Account Value Limit shown on the Policy Schedule pages. This restriction will not apply for any transfer made under the Conversion Rights section of the General Provisions of this Policy.

We may defer payment of any amounts from the Fixed Account for no longer than six months after We receive such Written Notice.

POLICY VALUE PROVISIONS

Net Premium	The applicable Net Premium equals the premium paid multiplied by the Net Premium Factor shown on the Policy Schedule pages.

Allocation of Net Premiums	Net Premiums will be allocated to the Subaccounts of the Separate Account and the Fixed Account on the first Valuation Date on or following the date the premium is received at Our Office. Any Net Premium received prior to the Policy Date will be allocated on the first Valuation Date on or following the Policy Date. All Net Premiums allocated prior to the Reallocation Date will be allocated to the Reallocation Account. On the first Valuation Date on or following the Reallocation Date, the values in the Reallocation Account will be transferred in accordance with the Owner’s allocation as shown in the application.

We may limit any allocation to any Subaccount to no less than 1%. No fractional percentages may be permitted. The allocation may be changed by the Owner. The request for change of allocations must be in a form satisfactory to Us. The allocation change will be effective on the date the request for change is recorded by Us.

Monthly Deductions	On the Policy Date and each Monthiversary prior to the Anniversary on or following the Primary Insured’s 100th birthday, a Monthly Deduction will be taken equal to the sum of the following:

1.      The Monthly Policy Charge for this Policy;

2.      The Monthly Cost of Insurance for this Policy;

3.      The Monthly Per Unit Charge for this Policy; and

4.      The portion of the Monthly Deductions for benefits provided by any Riders attached to this Policy.

Deductions will be withdrawn from each Subaccount in proportion to the value each bears to the Cash Value.

The Monthly Deductions will be reduced to zero after the Anniversary on or following the Primary Insured’s 100th birthday.

Monthly Policy Charge	Both the Initial and Guaranteed Monthly Policy Charge are shown on the Policy Schedule pages. We may increase the Monthly Policy Charge up to the Guaranteed Monthly Policy Charge after the first policy year. Any change in this charge will be applied uniformly to all policies in effect for the same length of time.

Monthly Cost of Insurance	The Monthly Cost of Insurance on each Monthiversary is determined as follows:

1. Determine the death benefit on the Monthiversary.

2. Reduce the death benefit by the Cash Value on the Monthiversary in the following order until all the Cash Value has been applied.

a.      against the Specified Amount provided under the original application;

b.      against the Specified Amount provided by the oldest increase;

c.      against the Specified Amount provided by the next oldest increase and each successive increase; and

d.      against the Specified Amount provided by the most recent increase.

This results in the Amount at Risk for this Policy.

3. Divide the Amount at Risk by 1,000 to arrive at the number of thousands of Amount at Risk.

4. Multiply the number of thousands of Amount at Risk by the appropriate Monthly Cost of Insurance Rate(s) to arrive at the Monthly Cost of Insurance.

Monthly Cost of Insurance Rates	To determine the Monthly Cost of Insurance Rates, We will refer to the current Cost of Insurance rate tables in effect for this Policy using the Primary Insured’s sex and Issue Age, Rate Band, Rate Class, and the duration from the Policy Date or from the date of any increase in Specified Amount. Different Monthly Cost of Insurance Rates may apply to increases in the Specified Amount following the Policy Date. Monthly Cost of Insurance Rates may be changed by Us from time to time. A change in the Cost of Insurance rates will apply to all persons of the same Attained Age, sex, Rate Band, Rate Class, and whose policies or increases have been in effect for the same length of time. The rates will not exceed those shown in the Table of Guaranteed Maximum Life Insurance Rates on the Policy Schedule pages.

Monthly Per Unit Charge	The Monthly Per Unit Charge is part of the Monthly Deductions and is calculated each Monthiversary as follows:

1.      The Monthly Per Unit Charge for the Specified Amount on the Policy Date; plus

2.      The Monthly Per Unit Charge for each increase in Specified Amount caused by either a requested increase or any Rider; less

3.      The Monthly Per Unit Charge for any Specified Amounts that have been decreased.

For each of items 1 and 2 above, the Monthly Per Unit Charge will be charged until the Primary Insured’s Attained Age 100. The Monthly Per Unit Charge rate on the Policy Date is shown on the Policy Schedule pages.

If the Specified Amount is increased, the Monthly Per Unit Charge for the Specified Amount increase will be charged until the Primary Insured’s Attained Age 100, and will be calculated as follows:

1. The increase in the Specified Amount, divided by 1,000, times 2. The Monthly Per Unit Charge rate.

The Monthly Per Unit Charge rate for each increase will be based on the Primary Insured’s Attained Age at the time of the increase.

To calculate item 3 above, any decrease in the Specified Amount will reduce the Monthly Per Unit Charge then in effect by the amount of the Monthly Per Unit Charge associated with the Specified Amounts that were decreased. Decreases in the Specified Amount may place the total Specified Amount into a lower Rate Band, resulting in the application of a higher Monthly Per Unit Charge Rate to the total in-force Specified Amount.

The Primary Insured’s Rate Band and Rate Class in effect at the time of each Monthly Deduction and the duration from the Policy Date will be used to determine the appropriate Monthly Per Unit Charge rate(s) that apply to the calculation of the Monthly Per Unit Charge for each segment of the Specified Amount then In Force.

Subaccount Value	At the end of any Valuation Period, the Subaccount Value is equal to the number of units that this Policy has in the Subaccount, multiplied by the unit value of that Subaccount.

The number of units that this Policy has in each Subaccount is equal to:

1. The initial units purchased on the Policy Date; plus 2. Units purchased at the time additional Net Premiums are allocated to the Subaccount; plus

3.      Units purchased through transfers from another Subaccount or the Fixed Account; minus

4.      Those units that are redeemed to pay for Monthly Deductions as they are due; minus

5.      Any units that are redeemed to pay for cash withdrawals; minus

6.      Any units that are redeemed as part of a transfer to another Subaccount.

The number of units purchased in or redeemed from a Subaccount is determined by dividing the dollar amount of each purchase or redemption by the unit value of the Subaccount as of the first Valuation Date on or following the date of purchase or redemption.

Fixed Account Value	At the end of any Valuation Period, the Fixed Account value is equal to:

1.      The sum of all Net Premiums allocated to the Fixed Account; plus

2.      Any amounts transferred from a Subaccount to the Fixed Account; plus

3.      Total interest credited to the Fixed Account; minus

4.      Any amounts charged to pay for Monthly Deductions as they are due; minus

5.      Any amounts withdrawn from the Fixed Account to pay for cash withdrawals; minus

6.      Any amounts transferred from the Fixed Account to a Subaccount.

Cash Value	At the end of any Valuation Period, the Cash Value of this Policy is equal to the sum of the Subaccount Values plus the Fixed Account value.

Surrender	While this Policy is In Force, the Owner may Surrender the Policy for the Net Surrender Value. Payment will usually be made within seven days of receipt of Written Notice, subject to the Policy Payment section of the General Provisions.

Net Surrender Value	The Net Surrender Value is the amount payable upon Surrender of this Policy. At the end of any Valuation Period, the Net Surrender Value is equal to:

1. the Cash Value as of such date, minus 2. any outstanding policy loan, minus 3. any accrued loan interest.

Withdrawals	Cash withdrawals may be made any time after the first policy year and while this Policy is In Force. Up to twelve withdrawals are allowed during a policy year. During the first five policy years, the amount of a withdrawal may be limited to no less than $500 and to no more than 10% of the Net Surrender Value. After the first five policy years, the amount of a withdrawal may be limited to no less than $500 and to no more than the Net Surrender Value less $500. The remaining Net Surrender Value following a withdrawal may not be less than $500. The request for a withdrawal must be by Written Notice to Us.

When a withdrawal is made, the Cash Value shall be reduced by the amount of the withdrawal. If the death benefit is Option Type A, the Specified Amount shall also be reduced by the amount of the withdrawal. These reductions will result in a reduction in the death benefit, which may be determined from the Death Benefit Provisions. No withdrawal will be allowed if the resulting Specified Amount would be less than the Band 1 minimum Specified Amount shown on the Policy Schedule pages.

The Subaccounts from which the withdrawal will be made may be specified in the Written Notice. If no Subaccount is specified, the withdrawal amount will be withdrawn from each Subaccount in accordance with the Owner’s current premium allocation instructions. Payment will usually be made within seven days of Written Notice, subject to the Policy Payment section of the General Provisions of this Policy.

Continuation of Insurance	Subject to the Grace Period section of the Premium Provisions, insurance coverage under this Policy and any benefits provided by any Rider will be continued In Force until the Net Surrender Value is insufficient to cover Monthly Deductions. This provision shall not continue any Rider beyond the date of its Termination, as provided in the Rider.

Insufficient Value	If the Net Surrender Value on any Monthiversary is not sufficient to cover the Monthly Deductions then due, this Policy shall terminate subject to the Grace Period section of the Premium Provisions.

Basis of Computations	Policy values and reserves are at least equal to those required by law. A detailed statement of the method of computation of values and reserves has been filed with the insurance department of the State in which this Policy was delivered.

Policy Loans	After the first policy year and during the continuance of this Policy, the Owner can borrow against this Policy an amount which is not greater than 90% of the Net Surrender Value. The amount of any policy loan may be limited to no less than $500, except as noted below.

When a loan is made, an amount equal to the loan will be withdrawn from the Subaccounts and transferred to the loan reserve. The loan reserve is a portion of the Fixed Account used as collateral for any policy loan. We will credit the amount in the loan reserve with an effective annual interest rate of 2.00%. The Owner may specify the Subaccount(s) from which the withdrawal will be made. If no Subaccount is specified, the withdrawal will be made from each Subaccount in accordance with the Owner’s current premium allocation instructions.

The loan date is the date We process a loan request. Payment will usually be made within seven days of the date We receive a proper loan request, subject to the Policy Payment section of the General Provisions of this Policy. This Policy will be the sole security for the loan.

While this Policy is In Force, any loan may be repaid. Any amounts received on this Policy will be considered premiums unless clearly marked as loan repayments.

On each policy Anniversary, We charge an annual interest rate on each policy loan. Interest not paid when due will be added to the loan and will bear interest up to the maximum policy loan rate. The annual interest rate is guaranteed not to exceed 3.00%.

We may also apply different loan interest rates to different parts of the loan. After the 10th policy year, We will declare a preferred loan charge rate on an amount equal to the Cash Value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount, including accrued loan interest. After the Anniversary on or following the Primary Insured’s 100th birthday, all loans are considered preferred loans. The preferred loan interest rate charged is guaranteed not to exceed 2.25%.

At each Anniversary, We will compare the amount of the outstanding loan to the amount in the loan reserve. At each such time, if this amount plus any accrued loan interest exceeds the amount in the loan reserve, We will withdraw the difference from the Subaccounts and transfer it to the loan reserve, in the same fashion as when a loan is made. If the amount in the loan reserve exceeds the amount of the outstanding loan, plus any accrued loan interest, We will withdraw the difference from the loan reserve and transfer it to the Subaccounts in accordance with the Owner’s current allocation instructions. However, We may require that the transfer be directed to the Fixed Account if such loans were originally transferred from the Fixed Account.

SETTLEMENT OPTIONS

Effective Date and First Payment Due	The effective date of a settlement provision will be either the date of Surrender or the date of death. The first payment will be on the effective date of the settlement provision.

Improvement of Monthly Annuity	The payee will receive the greater of:

1. The income rate guaranteed in this Policy, or 2. Our income rates in effect at the time income payments commence.

Availability	If the payee is not a natural person, an optional method of settlement is only available with Our permission. No optional method of settlement is available if:

1. The payee is an assignee, or 2. The periodic payment is less than $100.

Age	Age, when required, means age nearest birthday on the effective date of the option. We will furnish rates for other ages and for two males or two females upon request.

Proof of Age and Sex	Prior to making the first payment under this Policy, We may require satisfactory evidence of the date of birth and sex of any payee. If required by law to ignore the differences in sex of any payee, annuity payments will be determined using unisex rates.

Proof of Survival	Prior to making any payment under this Policy, We may require satisfactory evidence that any payee is alive on the due date of such payment.

Interest and Mortality	All settlement options are based on the Annuity 2000 Mortality Table, if applicable, and a guaranteed annual interest rate of 2%.

TABLE OF OPTIONAL METHODS OF SETTLEMENT

DESCRIPTION AND TABLES OF MONTHLY INSTALLMENT

PER $1,000 OF PROCEEDS

Option A - Fixed Period	The proceeds will be paid in equal installments. The amount of each monthly installment is determined by multiplying the appropriate factor times the proceeds as of the effective date of settlement divided by $1,000. The installments will be paid over a fixed period determined from the following table:

Fixed Period (In Months)	Factor
60	17.49
120	9.18
180	6.42
240	5.04

Option B - Life Income	The proceeds will be paid in equal installments determined by the following table. Such payments are payable:

1.      during the payee’s lifetime only (Life Annuity); or

2.      during a 10-year fixed period certain and for the payee’s remaining lifetime (Certain Period); or

3.      until the sum of installments paid equals the annuity proceeds applied and for the payee’s remaining lifetime (Installment Refund).

Payee’s Age	Life Annuity			Certain Period			Installment Refund
	Male	Female	Unisex	Male	Female	Unisex	Male	Female	Unisex
55	3.60	3.45	3.50	3.57	3.43	3.47	3.37	3.29	3.31
60	4.07	3.87	3.93	4.01	3.83	3.89	3.72	3.62	3.65
65	4.72	4.43	4.52	4.59	4.35	4.43	4.16	4.05	4.08
70	5.63	5.22	5.34	5.32	5.05	5.13	4.72	4.59	4.63
75	6.87	6.38	6.52	6.18	5.94	6.01	5.47	5.32	5.37
80	8.62	8.08	8.24	7.12	6.96	7.01	6.41	6.29	6.33
85	11.09	10.63	10.77	7.97	7.93	7.94	7.63	7.58	7.60
90	14.50	14.29	14.36	8.61	8.60	8.60	9.17	9.17	9.17

Option C - Joint and Survivor Life Income	The proceeds will be paid in equal installments during the joint lifetime of two payees:

1. Continuing upon the death of the first payee for the remaining lifetime of the survivor, or	2. Reduced by one-third upon the death of the first payee and continuing for the remaining lifetime of the survivor.

	Joint Life Income with Full Amount to Survivor					Joint Life Income with 2/3 to Survivor
	Female					Female
Male	55	60	65	70	75	Male	55	60	65	70	75
55	3.06	3.19	3.31	3.41	3.48	55	3.35	3.53	3.73	3.94	4.16
60	3.17	3.37	3.55	3.72	3.85	60	3.53	3.75	3.99	4.25	4.53
65	3.27	3.52	3.79	4.05	4.27	65	3.72	3.98	4.28	4.61	4.98
70	3.34	3.65	4.00	4.37	4.73	70	3.91	4.22	4.59	5.01	5.49
75	3.38	3.73	4.16	4.65	5.18	75	4.10	4.46	4.90	5.43	6.05

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Flexible Premium Variable Life Insurance Policy

Death Benefit Proceeds Payable at Death of Primary Insured

Flexible Premiums Payable During Lifetime of Primary Insured

Non Participating - No Dividends

Some Benefits Reflect Investment Results

Exhibit 26(h)(x)

Amendment No. 24 to Participation Agreement Between AEGON/Transamerica

Series Fund, Inc. and Western Reserve dated October 22, 2004

AMENDMENT NO. 24 TO

PARTICIPATION AGREEMENT

BETWEEN

AEGON/TRANSAMERICA SERIES FUND, INC. AND

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO,

Amendment No. 24 to the Participation Agreement (“Agreement”), dated February 27, 1991, as amended, between AEGON/Transamerica Series Fund, Inc. (the “Fund”) and Western Reserve Life Assurance Co. of Ohio (“WRL”).

WHEREAS, pursuant to the Participation Agreement, each Company serves as the Fund’s designee for receipt of purchase and redemption orders with respect to shares of the Fund; and

WHEREAS, each party has determined that it is appropriate and in the best interests of the Fund, its Designated Portfolios, and each Company to amend Article II of the Participation Agreement to provide for certain representations and warranties with respect to the handling of orders with respect to the Fund’s shares and the implementation of policies and procedures to limit or prevent frequent trading and/or market timing activities with respect to the Designated Portfolios; and

NOW, THEREFORE, IT IS HEREBY AGREED that the following will be added as a new Section 2.12 of the Participation Agreement:

2.12. The Company represents and warrants that (a) all purchase and redemption orders with respect to shares of the Designated Portfolios submitted with respect to a Business Day in accordance with Article I will be received in good order by the Company prior to calculation of the net asset value on that Business Day as disclosed in the Designated Portfolios’ prospectuses, as they may be amended from time to time, and will be processed by the Company in compliance with Rule 22c-1 under the 1940 Act and regulatory interpretations thereof; (b) the Company will provide the Fund or its agent with assurances regarding the compliance of its handling of orders with respect to shares of the Designated Portfolios with the requirements of Rule 22c-1 and regulatory interpretations thereof upon reasonable request; and (c) the Company will use its best efforts to cooperate with the Fund or its agent to implement policies and procedures to prevent frequent trading and/or market timing in the Designated Portfolios and enforce the market timing policies disclosed in the Designated Portfolios’ prospectuses, as they may be amended from time to time.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative, effective as of October 22, 2004.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO		AEGON/TRANSAMERICA SERIES FUND, INC.
By its authorized officer,		By its authorized officer,

By:	/s/ PRISCILLA I. HECHLER	By:	/s/ JOHN K. CARTER
	Priscilla I. Hechler		John K. Carter
Title:	Assistant Vice President and Assistant Secretary	Title:	Vice President, Secretary and General Counsel

AMENDED

SCHEDULE B

Effective October 22, 2004

Account(s), Policy(ies) and Portfolio(s) Subject

to the Participation Agreement

Accounts:	WRL Series Life Account
WRL Series Annuity Account
Separate Account VA U
Separate Account VA V

Policies:	The Equity Protector
WRL Freedom Equity Protector
WRL Freedom SP Plus
WRL Freedom Variable Annuity
WRL Freedom Attainer Variable Annuity
WRL Freedom Bellwether Variable Annuity
WRL Freedom Conqueror Variable Annuity
WRL Freedom Wealth Protector
C.A.S.E. Reserve Variable Annuity
Meridian Sector Variable Annuity
WRL Freedom Wealth Creator Variable Annuity
WRL Financial Freedom Builder
WRL Freedom Elite
WRL Freedom Premier Variable Annuity
WRL Freedom Access Variable Annuity
WRL Freedom Enhancer Variable Annuity
WRL Freedom Select Variable Annuity
WRL Freedom Elite Builder
WRL Freedom Elite Advisor
WRL Freedom Premier II
WRL Freedom Access II
WRL Freedom Enhancer II
WRL Freedom Premier III
WRL Xcelerator
WRL Freedom Elite Builder II
WRL Freedom Multiple

Portfolios:	AEGON/Transamerica Series Fund, Inc. – each Portfolio has an Initial Class and a Service Class of Shares

AEGON Bond
Asset Allocation – Conservative Portfolio
Asset Allocation – Growth Portfolio
Asset Allocation – Moderate Portfolio
Asset Allocation – Moderate Growth Portfolio
American Century International
American Century Income & Growth
Capital Guardian U.S. Equity
Capital Guardian Value
Clarion Real Estate Securities
Dreyfus Small Cap Value
Federated Growth & Income
Great Companies – America sm
Great Companies – Technology sm
J.P. Morgan Enhanced Index
J.P. Morgan Mid Cap Value

AMENDED SCHEDULE B (continued)

Portfolios:	Janus Growth
Marsico Growth
Mercury Large Cap Value
MFS High Yield
Munder Net50
PIMCO Total Return
Salomon All Cap
Templeton Great Companies Global
T. Rowe Price Equity Income
T. Rowe Price Small Cap
Third Avenue Value
Transamerica Balanced
Transamerica Equity
Transamerica Convertible Securities
Transamerica Growth Opportunities
Transamerica Money Market
Transamerica U.S. Government Securities
Transamerica Value Balanced
Van Kampen Emerging Growth

24Amendment-10-2004

Exhibit 26(r)(iv)

Powers of Attorney:

Allan J. Hamilton

Kenneth Kilbane

Brenda K. Clancy

Arthur C. Schneider

Charles T. Boswell

Christopher H. Garrett

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints PRISCILLA I. HECHLER, STEVEN SHEPARD and FRANK CAMP, and each of them severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B, Separate Account VA U, Separate Account VA V and/or WRL Series Life Corporate Account under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B, Separate Account VA U, Separate Account VA V and/or WRL Series Life Corporate Account, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

/s/ ALLAN J. HAMILTON
Allan J. Hamilton, Vice President, Treasurer and Controller

January 5, 2005 Date

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints PRISCILLA I. HECHLER and STEVEN SHEPARD, and each of them severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of WRL Series Life Account, and/or WRL Series Life Corporate Account under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the WRL Series Life Account and/or WRL Series Life Corporate Account, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

/s/ KENNETH KILBANE
Kenneth Kilbane, Director and Senior Vice President

December 3, 2004 Date

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints PRISCILLA I. HECHLER, STEVEN SHEPARD and FRANK CAMP, and each of them severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B, Separate Account VA U, Separate Account VA V and/or WRL Series Life Corporate Account under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B, Separate Account VA U, Separate Account VA V and/or WRL Series Life Corporate Account, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

/s/ BRENDA K. CLANCY
Brenda K. Clancy, Director and President

January 5, 2005 Date

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints PRISCILLA I. HECHLER, STEVEN SHEPARD and FRANK CAMP, and each of them severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B, Separate Account VA U, Separate Account VA V and/or WRL Series Life Corporate Account under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B, Separate Account VA U, Separate Account VA V and/or WRL Series Life Corporate Account, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

/s/ ARTHUR C. SCHNEIDER
Arthur C. Schneider, Director

January 5, 2005 Date

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints PRISCILLA I. HECHLER, STEVEN SHEPARD and FRANK CAMP, and each of them severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B, Separate Account VA U, Separate Account VA V and/or WRL Series Life Corporate Account under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B, Separate Account VA U, Separate Account VA V and/or WRL Series Life Corporate Account, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

/s/ CHARLES T. BOSWELL
Charles T. Boswell, Chief Executive Officer

January 5, 2005 Date

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints PRISCILLA I. HECHLER, STEVEN SHEPARD and FRANK CAMP, and each of them severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B, Separate Account VA U, Separate Account VA V and/or WRL Series Life Corporate Account under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B, Separate Account VA U, Separate Account VA V and/or WRL Series Life Corporate Account, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

/s/ CHRISTOPHER H. GARRETT
Christopher H. Garrett, Actuary and Chief Financial Officer

January 5, 2005 Date